1933 Act No. 333-37453 1940 Act No. 811-08413

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 101 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 100

EVERGREEN EQUITY TRUST
(Exact Name of Registrant as Specified in Charter)
200 Berkeley Street, Boston, Massachusetts 02116-5034
(Address of Principal Executive Offices)
(617) 210-3200
(Registrant's Telephone Number)

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
[X] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant  to  paragraph  (a)(1)
[ ] on (date) pursuant  to paragraph  (a)(1)
[ ] 75 days after filing pursuant to paragraph  (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

This Post-Effective Amendment relates solely to Evergreen Disciplined Small-Mid Value Fund, Evergreen Disciplined Value Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Large Cap Value Fund, Evergreen Small Cap Value Fund, and Evergreen Special Values Fund.  Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

EVERGREEN EQUITY TRUST

POST-EFFECTIVE AMENDMENT NO. 101

TO

REGISTRATION STATEMENT

This Post-Effective Amendment No. 101 to Registrant's Registration Statement
No. 333-37453/811-08413 consists of the following pages, items of information and documents:

The Facing Sheet

PART A

----------

    Prospectus for Class A,B,C,I shares of Evergreen Disciplined Value Fund, Evergreen Equity Income Fund, Evergreen Equity Index Fund, Evergreen Fundamental Large Cap Fund, Evergreen Large Cap Value Fund, Evergreen Small Cap Value Fund, and Evergreen Special Values Fund, as supplemented from time to time, is contained herein.

Prospectus for Class A shares of Evergreen Disciplined Small-Mid Value Fund, as supplemented from time to time, is contained herein.

Prospectus for Class I shares of Evergreen Disciplined Small-Mid Value Fund, as supplemented from time to time, is contained herein.

    Prospectus for Class R shares of Evergreen Equity Income Fund, as supplemented from time to time, is contained herein.

    Prospectus for Class R shares of Evergreen Special Values Fund, as supplemented from time to time, is contained herein.

PART B

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Statement of Additional Information for Evergreen Disciplined Value Fund, Evergreen Equity Income Fund, Evergreen Equity Index Fund, Evergreen Fundamental Large Cap Fund, Evergreen Large Cap Value Fund, Evergreen Small Cap Value Fund, and Evergreen Special Values Fund, as supplemented from time to time, is contained herein.

Statement of Additional Information for Evergreen Disciplined Small-Mid Value Fund, as supplemented from time to time, is contained herein.

PART C

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Exhibits

Persons Controlled by or Under Common Control with Registrant

Indemnification

Business and Other Connections of Investment Advisor

Principal Underwriter

Location of Accounts and Records

Management Services

Undertakings

Notice

Signatures

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS FOR Evergreen Disciplined Value Fund, Evergreen Equity Income Fund, Evergreen Equity Index Fund, Evergreen Fundamental Large Cap Fund, Evergreen Large Cap Value Fund, Evergreen Small Cap Value Fund, AND Evergreen Special Values Fund

CLASS A, B, C AND I

Prospectus, December 1, 2006

Evergreen
Domestic Equity Funds II

Evergreen Disciplined Value Fund
Evergreen Equity Income Fund
Evergreen Equity Index Fund
Evergreen Fundamental Large Cap Fund
Evergreen Large Cap Value Fund
Evergreen Small Cap Value Fund *
Evergreen Special Values Fund *
Class A
Class B
Class C
Class I

*  Shares of Evergreen Special Values Fund and Evergreen Small Cap Value Fund are available for purchases only by certain investors. Please see the section entitled "How to Choose an Evergreen Fund" for more information.

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen Disciplined Value Fund
Evergreen Equity Income Fund
Evergreen Equity Index Fund
Evergreen Fundamental Large Cap Fund
Evergreen Large Cap Value Fund
Evergreen Small Cap Value Fund
Evergreen Special Values Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Sub-Advisors
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How To Reduce or Eliminate Your Sales Charge
Shareholder Transactions
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds; Distributions
More Information about the Funds' Fees and Expenses
Financial Highlights
Other Fund Practices
Index Descriptions

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's investment goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Overview of Fund Risks

Domestic Equity Funds II

typically rely on a combination of the following strategies:

  investing primarily in common stocks;
  investing in companies a portfolio manager expects to provide capital growth; and
  selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds a portfolio manager's targeted value; iii) when the investment no longer appears to meet the Fund's investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

may be appropriate for investors who:

  are seeking moderately aggressive stock funds; and
  seek an investment with potential for growth of capital.

Following this overview, you will find information on each Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Credit Risk

The value of a debt security is directly affected by the issuer's ability (and the market’s perception of the issuer’s ability) to repay principal and pay interest over time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of a Fund's investments deteriorates or is perceived to deteriorate, the values of those investments could decline and the value of the Fund's shares could decline. A Fund may also be subject to credit risk to the extent it engages in financial transactions with third parties, such as securities lending, repurchase agreements, dollar rolls or derivative transactions, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risk that a third party may be unwilling or unable to honor its financial obligations to the Fund. Credit risk is generally greater for zero coupon bonds and other investments that are required to make payment only at maturity. Credit risk will be higher if the Fund invests in debt securities with medium and lower rated credit quality ratings.

Foreign Investment Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund’s investments in certain foreign countries. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Disciplined Value Fund

FUND FACTS:

Goals:

·  Long-term Capital Growth

·  Income

Principal Investment:

·  Large-Cap U.S. Common Stocks

Classes of Shares Offered in this Prospectus:

·  ClassA

·  ClassB

·  ClassC

·  ClassI

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  William E. Zieff

NASDAQ Symbols:

·  EDSAX

·  EDSBX

·  EDSCX

·  EDSIX

Distribution Payment Schedule:

·  Quarterly

INVESTMENT GOAL

The Fund seeks to provide long-term capital growth, with income as a secondary consideration.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund normally invests at least 65% and under normal conditions substantially all of its assets in the equity securities of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Value Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 1000® Value Index. As of its last reconstitution on June 30, 2006, the Russell 1000® Value Index had a market capitalization range of approximately $1.7 billion to $364.7 billion.

The Fund focuses on owning stocks of companies that the portfolio manager believes are well-managed, have strong earnings growth, are trading at favorable valuation levels and provide potential for long-term return. The portfolio manager first identifies companies with long-term growth potential based upon the companies' strengths, industry position, strategic plans, and financial condition. After these companies are identified, the portfolio manager seeks to identify those companies selling at attractive valuations. Investments are held for long-term growth and are typically sold only when there is a fundamental change or the stock price reaches what the portfolio manager believes is the stock's target potential.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class A, B and C shares. Returns for those share classes would be lower if sales charges were included.

Year-by-Year Total Return for Class I Shares (%) 1

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
23.17	27.45	12.61	6.35	10.46	1.14	- 24.71	33.75	16.36	8.09

Best Quarter:	4th Quarter 1998	+ 23.89%[1]
Worst Quarter:	3rd Quarter 2002	- 17.91%[1]
Year-to-date total return as of 9/30/2006 is +11.21%.

The next table lists the Fund’s average annual total return by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Value Index (Russell 1000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/8/1992
Class A	3/18/2005	1.80%	3.82%	9.62%	10.03%
Class B	3/18/2005	2.87%	4.62%	10.20%	10.47%
Class C	3/18/2005	6.40%	4.92%	10.20%	10.46%
Class I	5/8/1992	8.09%	5.08%	10.28%	10.52%
Class I	5/8/1992	5.09%	4.06%	8.41%	N/A
(after taxes on distributions) [2]
Class I	5/8/1992	8.36%	4.16%	8.26%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Russell 1000 Value		7.05%	5.28%	10.94%	12.25%

1.  Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund's predecessor fund, SouthTrust Value Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and the fund's predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2006.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees [4]	0.62%	0.62%	0.62%	0.62%
12b-1 Fees	0.25%[4]	1.00%	1.00%	0.00%
Other Expenses	0.26%	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses (Before Waiver) [4]	1.13%	1.88%	1.88%	0.88%
Waiver of Fund Expenses	- 0.09%	- 0.09%	- 0.09%	- 0.09%
Total Annual Fund Operating Expenses (After Waiver) [5]	1.04%	1.79%	1.79%	0.79%

4.  Restated to reflect current fees.

5.  The Fund's investment advisor has contractually agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in June 2006 in order to limit Total Annual Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Annual Fund Operating Expenses (After Waiver) listed above.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 675	$ 682	$ 282	$ 81	$ 182	$ 182
3 years	$ 896	$ 873	$ 573	$ 262	$ 573	$ 573
5 years	$ 1,145	$ 1,199	$ 999	$ 470	$ 999	$ 999
10 years	$ 1,855	$ 1,990	$ 2,186	$ 1,067	$ 1,990	$ 2,186

Equity Income Fund

FUND FACTS:

Goals:

·  Current Income

·  Capital Growth

Principal Investments:

·  U.S. and Foreign Common Stocks of All Market Capitalizations

·  Convertible Securities

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Sujatha Avutu, CFA

NASDAQ Symbols:

·  ETRAX (Class A)

·  ETRBX (Class B)

·  ETRCX (Class C)

·  EVTRX (Class I)

Distribution Payment Schedule:

·  Quarterly

INVESTMENT GOAL

The Fund seeks current income and capital growth in the value of its shares.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund normally invests at least 80% of its assets in equity securities that produce income, including common stocks and securities convertible into common stocks, across all market capitalizations. The Fund may invest up to 20% of its assets in investment grade bonds and convertible debentures of any quality. The portfolio manager considers a security to be investment grade if it is rated in the top four ratings categories by a nationally recognized statistical ratings organization or, if not rated, determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating of any one of these agencies is used to determine the rating. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable. The Fund may also invest up to 50% of its assets in foreign securities.

The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. "Value" securities are securities which the Fund's portfolio manager believes are currently undervalued in the marketplace based on, for example, low price to earnings and low price to cash flow multiples. "Growth" securities are securities of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk

The Fund may also be subject to the risks associated with investing in below investment grade bonds. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies and are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

The Fund may also be subject to the risks of investing in convertible securities. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class A, B and C shares. Returns for those share classes would be lower if sales charges were included.

Year-by-Year Total Return for Class I Shares (%)

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
12.89	25.58	- 0.79	16.37	7.16	- 5.36	- 12.37	31.46	10.45	3.84

Best Quarter:	2nd Quarter 2003	+ 16.08%
Worst Quarter:	3rd Quarter 2002	- 14.89%
Year-to-date total return as of 9/30/2006 is +9.90%.

The next table lists the Fund’s average annual total return by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Value Index (Russell 1000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/31/1978
Class A	1/3/1995	- 2.42%	3.06%	7.25%	11.65%
Class B	1/3/1995	- 2.05%	3.17%	7.10%	11.57%
Class C	1/3/1995	1.84%	3.53%	7.09%	11.56%
Class I	8/31/1978	3.84%	4.57%	8.17%	12.01%
Class I	8/31/1978	2.71%	3.55%	6.03%	N/A
(after taxes on distributions) [2]
Class I	8/31/1978	3.53%	3.46%	5.86%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Russell 1000 Value		7.05%	5.28%	10.94%	N/A

1.  Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2006.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.59%	0.59%	0.59%	0.59%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.22%	1.92%	1.92%	0.92%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 692	$ 695	$ 295	$ 94	$ 195	$ 195
3 years	$ 940	$ 903	$ 603	$ 293	$ 603	$ 603
5 years	$ 1,207	$ 1,237	$ 1,037	$ 509	$ 1,037	$ 1,037
10 years	$ 1,967	$ 2,061	$ 2,243	$ 1,131	$ 2,061	$ 2,243

Equity Index Fund

FUND FACTS:

Goal:

·  Price and Yield Performance Similar to the S&P 500® Index

Principal Investment:

·  Equity Securities in the S&P 500® Index

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  William E. Zieff

NASDAQ Symbols:

·  ESINX (Class A)

·  ESIOX (Class B)

·  ESECX (Class C)

·  EVIIX (Class I)

Distribution Payment Schedule:

·  Quarterly

INVESTMENT GOAL

The Fund seeks investment results that achieve price and yield performance similar to the S&P 500® Index *.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests substantially all of its assets in equity securities that represent a composite of the S&P 500® Index (S&P 500). The S&P 500 is an unmanaged index of 500 common stocks chosen by Standard & Poor’s Ratings Services to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. To replicate the performance of the S&P 500, the Fund’s portfolio manager uses a passive management approach.

The Fund intends to sell a portfolio investment when it is removed from the S&P 500.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

The Fund is also subject to index fund risk. The Fund is not actively managed and invests in securities included in the S&P 500 regardless of their investment merit. Therefore, the Fund cannot modify its investment strategy to respond to changes in the economy and may be particularly susceptible to a general decline in U.S. or global stock markets. Although the Fund uses modeling techniques intended to produce performance that approximates that of the S&P 500, there can be no assurance that these techniques will reduce “tracking error," the difference between the Fund’s investment results (before expenses) and the S&P 500. The Fund's returns may be lower than the returns of the S&P 500 as a result of brokerage costs, fees and operating expenses incurred by the Fund.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

*.  "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class A, B and C shares. Returns for those share classes would be lower if sales charges were included.

Year-by-Year Total Return for Class I Shares (%) 1

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
22.86	32.54	27.69	20.69	- 9.26	- 12.07	- 22.28	28.02	10.51	4.64

Best Quarter:	4th Quarter 1998	+ 21.30%
Worst Quarter:	3rd Quarter 2002	- 17.34%
Year-to-date total return as of 9/30/2006 is +8.30%.

The next table lists the Fund’s average annual total return by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500® Index (S&P 500). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 2/14/1985
Class A	11/4/1998	- 0.60%	- 1.00%	7.98%	11.23%
Class B	11/3/1998	- 1.40%	- 1.16%	7.93%	11.21%
Class C	4/30/1999	2.60%	- 0.77%	7.98%	11.24%
Class I	2/14/1985	4.64%	0.23%	8.70%	11.59%
Class I	2/14/1985	4.22%	- 0.17%	7.93%	N/A
(after taxes on distributions) [2]
Class I	2/14/1985	3.15%	- 0.01%	7.29%	N/A
(after taxes on distributions and sale of Fund shares) [2]
S&P 500		4.91%	0.54%	9.07%	12.44%

1.  Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I from 7/27/1998 to the inception of Classes A, B and C. Historical performance shown for Class I prior to 7/28/1998 is based on the performance of Class Y of the fund’s predecessors, CoreFund Equity Index Fund from 6/1/1991 through 7/27/1998 and Viking Index Fund from 2/14/1985 through 5/31/1991. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Neither Class I nor Y pays a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, and C would have been lower.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2006.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.32%	0.32%	0.32%	0.32%
12b-1 Fees	0.25%[4]	1.00%	1.00%	0.00%
Other Expenses	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses [5]	0.94%[4]	1.69%	1.69%	0.69%

4.  Restated to reflect current fees.

5.  The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.57% for Class A, 1.32% for Class B, 1.32% for Class C, and 0.32% for Class I.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 566	$ 672	$ 272	$ 70	$ 172	$ 172
3 years	$ 760	$ 833	$ 533	$ 221	$ 533	$ 533
5 years	$ 970	$ 1,118	$ 918	$ 384	$ 918	$ 918
10 years	$ 1,575	$ 1,799	$ 1,998	$ 859	$ 1,799	$ 1,998

Fundamental Large Cap Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investment:

·  Large-Cap U.S. Common Stocks

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Walter T. McCormick, CFA

NASDAQ Symbols:

·  EGIAX (Class A)

·  EGIBX (Class B)

·  EGICX (Class C)

·  EVVTX (Class I)

Distribution Payment Schedule:

·  Quarterly

INVESTMENT GOAL

The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests, under normal conditions, at least 80% of its assets in the common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 1000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 1000® Index. As of its last reconstitution on June 30, 2006, the Russell 1000® Index had a market capitalization range of approximately $1.7 billion to $364.7 billion. The Fund earns current income from dividends paid on equity securities and may seek additional income primarily by investing up to 20% of its assets in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality. The Fund may invest up to 20% of its assets in foreign securities.

The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. "Value" securities are securities which the Fund's portfolio manager believes are currently undervalued in the marketplace. "Growth" stocks are stocks of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The Fund's portfolio manager looks for companies that he believes are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investments and having a competitive advantage in their industry.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Foreign Investment Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk

The Fund may also be subject to the risks associated with investing in below investment grade bonds. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies and are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

The Fund may also be subject to the risks of investing in convertible securities. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class A, B and C shares. Returns for those share classes would be lower if sales charges were included.

Year-by-Year Total Return for Class I Shares (%)

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
23.82	31.25	5.23	14.54	- 5.82	- 14.64	- 16.75	29.46	9.06	7.92

Best Quarter:	4th Quarter 1999	+ 17.08%
Worst Quarter:	3rd Quarter 2001	- 19.58%
Year-to-date total return as of 9/30/2006 is +6.36%.

The next table lists the Fund’s average annual total return by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500® Index (S&P 500). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 10/15/1986
Class A	1/3/1995	1.43%	0.14%	6.25%	9.60%
Class B	1/3/1995	1.84%	0.26%	6.09%	9.48%
Class C	1/3/1995	5.90%	0.59%	6.10%	9.48%
Class I	10/15/1986	7.92%	1.60%	7.16%	10.10%
Class I	10/15/1986	7.47%	0.87%	6.16%	N/A
(after taxes on distributions) [2]
Class I	10/15/1986	5.60%	1.18%	5.93%	N/A
(after taxes on distributions and sale of Fund shares) [2]
S&P 500		4.91%	0.54%	9.07%	11.75%

1.  Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2006.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.57%	0.57%	0.57%	0.57%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.53%	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses (Before Waiver)	1.40%	2.10%	2.10%	1.10%
Waiver of Fund Expenses	- 0.01%	- 0.01%	- 0.01%	- 0.01%
Total Annual Fund Operating Expenses (After Waiver) [4]	1.39%	2.09%	2.09%	1.09%

4.  The Fund's investment advisor has contractually agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in June 2005 in order to limit Total Annual Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Annual Fund Operating Expenses (After Waiver) listed above.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 708	$ 712	$ 312	$ 111	$ 212	$ 212
3 years	$ 992	$ 957	$ 657	$ 349	$ 657	$ 657
5 years	$ 1,296	$ 1,328	$ 1,128	$ 605	$ 1,128	$ 1,128
10 years	$ 2,157	$ 2,252	$ 2,430	$ 1,339	$ 2,252	$ 2,430

Large Cap Value Fund

FUND FACTS:

Goal:

·  Long-term Growth of Capital

Principal Investment:

·  Large-Cap U.S. Common Stocks

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Grantham, Mayo, Van Otterloo & Co. LLC

Portfolio Manager:

·  Edmund Choi

NASDAQ Symbols:

·  EILAX (Class A)

·  EILBX (Class B)

·  EILCX (Class C)

·  EILIX (Class I)

Distribution Payment Schedule:

·  Quarterly

INVESTMENT GOAL

The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund normally invests at least 80% of its assets in the equity securities of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 1000® Index. As of its last reconstitution on June 30, 2006, the Russell 1000® Index had a market capitalization range of approximately $1.7 billion to $364.7 billion.

The portfolio manager uses a proprietary dividend discount model and information regarding the companies contained in the Russell 1000® Value Index to identify those stocks he believes offer the best values in the marketplace and to screen for those stocks he believes to be inexpensive. The portfolio manager typically seeks stocks exhibiting one or more of the following characteristics: unappreciated earnings power or growth rate; situations where, in the portfolio manager's view, profitability can be improved; companies whose price may have suffered due to perception anomalies; and companies with assets (business and commodities) that are undervalued in the stock market. The portfolio manager's definition of value allows the Fund to be opportunistic in owning growth stocks whose price may have temporarily suffered, or whose shareholder base may be shifting. The portfolio manager attempts to control risk primarily through valuation; all stocks are bought at a price that the portfolio manager believes represent a discount to full valuation.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%) 1

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
20.69	26.53	11.67	2.76	11.86	8.73	- 21.43	27.94	11.57	2.61

Best Quarter:	2nd Quarter 2003	+ 16.86%
Worst Quarter:	3rd Quarter 2002	- 19.77%[1]
Year-to-date total return as of 9/30/2006 is +4.80%.

The next table lists the Fund’s average annual total return by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Value Index (Russell 1000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/31/1989
Class A	5/31/1989	- 3.27%	3.36%	8.74%	10.11%
Class A	5/31/1989	- 3.53%	2.37%	5.98%	N/A
(after taxes on distributions) [2]
Class A	5/31/1989	- 2.02%	2.39%	6.27%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	1/6/2003	- 3.12%	3.73%	9.12%	10.34%
Class C	1/6/2003	0.77%	4.07%	9.12%	10.34%
Class I	1/6/2003	2.89%	4.67%	9.43%	10.53%
Russell 1000 Value		7.05%	5.28%	10.94%	11.77%

1.  Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A. Historical performance for Class A prior to 1/6/2003 is based on the performance of the fund's predecessor fund, GMO Pelican Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not and the predecessor fund did not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2006.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.70%	0.70%	0.70%	0.70%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses [4]	1.42%	2.12%	2.12%	1.12%

4.  The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.24% for Class A, 1.94% for Class B, 1.94% for Class C, and 0.94% for Class I.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 711	$ 715	$ 315	$ 114	$ 215	$ 215
3 years	$ 999	$ 964	$ 664	$ 356	$ 664	$ 664
5 years	$ 1,307	$ 1,339	$ 1,139	$ 617	$ 1,139	$ 1,139
10 years	$ 2,179	$ 2,274	$ 2,452	$ 1,363	$ 2,274	$ 2,452

Small Cap Value Fund

FUND FACTS:

Goal:

·  Long-term Growth of Capital

Principal Investment:

·  Small-Cap U.S. Common Stocks

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  J.L. Kaplan Associates, LLC

Portfolio Managers:

·  James L. Kaplan

·  Paul Weisman

·  Regina Wiedenski

NASDAQ Symbols:

·  ESKAX(Class A)

·  ESKBX (Class B)

·  ESKCX (Class C)

·  ESKIX(Class I)

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2500® Index, measured at the time of purchase). In addition, the Fund seeks to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2500® Index. As of its last reconstitution on June 30, 2006, the Russell 2500® Index had a market capitalization range of approximately $71 million to $6.5 billion.

The Fund seeks to achieve its goal by investing primarily in common stocks of U.S. companies with smaller market capitalizations. The Fund’s portfolio managers look for stocks that they believe to be undervalued at the time of purchase and which have the potential for long-term capital appreciation. In selecting stocks, the portfolio managers will consider, among other things, the issuer’s earning power and the value of the issuer’s assets.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class I shares of the Fund in each full calendar year since the Class I shares' inception on 12/30/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class A, B and C shares. Returns for those share classes would be lower if sales charges were included.

Year-by-Year Total Return for Class I Shares (%) 1

1998	1999	2000	2001	2002	2003	2004	2005
- 0.72	9.94	19.26	16.94	- 7.24	33.81	16.70	8.82

Best Quarter:	2nd Quarter 1999	+ 22.19%[1]
Worst Quarter:	3rd Quarter 1998	- 19.32%[1]
Year-to-date total return as of 9/30/2006 is +4.01%.

The next table lists the Fund’s average annual total return by class over the past one- and five-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Value Index (Russell 2000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/30/1997
Class A	7/31/1998	2.29%	11.32%	N/A	10.47%
Class B	4/25/2003	2.75%	12.17%	N/A	11.55%
Class C	4/25/2003	6.79%	12.44%	N/A	11.56%
Class I	12/30/1997	8.82%	13.01%	N/A	11.91%
Class I	12/30/1997	7.99%	12.22%	N/A	11.17%
(after taxes on distributions) [2]
Class I	12/30/1997	6.81%	11.10%	N/A	10.24%
(after taxes on distributions and sale of Fund shares) [2]
Russell 2000 Value		4.71%	13.55%	N/A	9.98%

1.  Historical performance shown for Class A prior to 4/25/2003 is based on the performance of the Investor shares of the fund’s predecessor fund, Undiscovered Managers Small Cap Value Fund, and prior to its inception, on the Institutional shares, the original class offered by the fund’s predecessor fund. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 4/25/2003 is based on the performance of the Institutional shares of the fund's predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A, 0.35% for Investor shares, and 1.00% for Classes B and C. Class I and Institutional shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class A would have been different.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2006.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.88%	0.88%	0.88%	0.88%
12b-1 Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.43%	2.18%	2.18%	1.18%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 712	$ 721	$ 321	$ 120	$ 221	$ 221
3 years	$ 1,001	$ 982	$ 682	$ 375	$ 682	$ 682
5 years	$ 1,312	$ 1,370	$ 1,170	$ 649	$ 1,170	$ 1,170
10 years	$ 2,190	$ 2,323	$ 2,513	$ 1,432	$ 2,323	$ 2,513

Special Values Fund

FUND FACTS:

Goal:

·  Capital Growth

Principal Investment:

·  Small-Cap U.S. Common Stocks

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  James M. Tringas, CFA

NASDAQ Symbols:

·  ESPAX (Class A)

·  ESPBX (Class B)

·  ESPCX (Class C)

·  ESPIX (Class I)

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks to produce growth of capital.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests primarily in common stocks of small U.S. companies. The portfolio manager looks for significantly undervalued companies that he believes have the potential for above-average appreciation with below-average risk. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2000® Index. As of its last reconstitution on June 30, 2006, the Russell 2000® Index had a market capitalization range of approximately $71 million to $2.3 billion. The remaining 20% of the Fund's assets may be invested in other types of investments including those that fall outside the range of the Russell 2000® Index.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Investment Style Risk
  Market Capitalization Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%) 1

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
36.98	29.08	- 1.51	6.39	15.14	18.13	- 7.04	35.36	20.04	10.43

Best Quarter:	2nd Quarter 2003	+ 17.20%
Worst Quarter:	3rd Quarter 1998	- 18.00%[1]
Year-to-date total return as of 9/30/2006 is +11.36%.

The next table lists the Fund's average annual total return by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Value Index (Russell 2000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/7/1993
Class A	5/7/1993	4.07%	13.19%	14.76%	14.08%
Class A	5/7/1993	2.11%	12.00%	12.91%	N/A
(after taxes on distributions) [2]
Class A	5/7/1993	4.93%	11.12%	12.16%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	3/26/1999	4.79%	13.46%	14.89%	14.18%
Class C	12/12/2000	8.66%	13.71%	15.03%	14.29%
Class I	7/23/1996	10.78%	14.84%	15.59%	14.73%
Russell 2000 Value		4.71%	13.55%	13.08%	13.34%

1.  Historical performance shown for Classes A, B, C and I prior to 6/17/2002 are based on the performance of Classes A, B, C and Y of the fund's predecessor fund, Wachovia Special Values Fund. The historical returns shown for Classes B, C and I prior to their inception are based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower, while returns for Class I would have been higher.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees contained in the table below can be found under the section entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2006.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.78%	0.78%	0.78%	0.78%
12b-1 Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.31%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses [4]	1.34%	2.09%	2.09%	1.09%

4.  The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.31% for Class A, 2.06% for Class B, 2.06% for Class C, and 1.06% for Class I.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 704	$ 712	$ 312	$ 111	$ 212	$ 212
3 years	$ 975	$ 955	$ 655	$ 347	$ 655	$ 655
5 years	$ 1,267	$ 1,324	$ 1,124	$ 601	$ 1,124	$ 1,124
10 years	$ 2,095	$ 2,229	$ 2,421	$ 1,329	$ 2,229	$ 2,421

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Evergreen funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $103.9 billion in assets for the Evergreen funds as of 12/31/2005. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $521 billion in consolidated assets as of 12/31/2005. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

For the fiscal year ended 7/31/2006, the aggregate advisory fee paid to EIMC by each Fund was as follows:

Fund	% of the Fund's average daily net assets
Disciplined Value Fund	0.62%
Equity Income Fund	0.59%
Equity Index Fund	0.00%
Fundamental Large Cap Fund	0.55%
Large Cap Value Fund	0.52%
Small Cap Value Fund	0.88%
Special Values Fund	0.75%

For a discussion regarding the considerations of each Fund's Board of Trustees in approving the applicable Fund's investment advisory agreement(s), please see each Fund's Semiannual Report for the period ended January 31, 2006.

Legal Proceedings

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (NASD) has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUNDS' SUB-ADVISORS

Grantham, Mayo, Van Otterloo & Co. LLC (GMO) is the sub-advisor to Large Cap Value Fund. As sub-advisor, GMO manages the Fund's investments on a day-to-day basis. Founded in 1977, GMO is a privately held global investment management firm servicing clients in the corporate, public, endowment, and foundation marketplaces. As of 9/30/2006, GMO managed $127 billion in client assets. GMO is located at 40 Rowes Wharf, Boston, MA 02110.

Through an exemptive order received from the Securities and Exchange Commission, EIMC has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the Fund’s sub-advisors and recommend the hiring, termination and replacement of unaffiliated sub-advisors without receiving prior shareholder approval. However, shareholders will be notified in the event there has been a replacement of one of the sub-advisors. In addition, the exemptive order permits the disclosure of fees paid to unaffiliated sub-advisors on an aggregate basis only.

EIMC pays GMO for sub-advisory services. Large Cap Value Fund does not pay a direct fee to GMO for its sub-advisory services.

J.L. Kaplan Associates, LLC (Kaplan) is the sub-advisor to Small Cap Value Fund. As sub-advisor, Kaplan manages the Fund's investments on a day-to-day basis. Kaplan and its predecessor have been managing mutual funds and private accounts since 1976 and manage over $5 billion in assets as of 12/31/2005. Kaplan is located at 222 Berkeley Street, Boston, MA 02116.

EIMC pays Kaplan for sub-advisory services. Small Cap Value Fund does not pay a direct fee to Kaplan for its sub-advisory services.

THE FUNDS' PORTFOLIO MANAGERS

Disciplined Value Fund and Equity Index Fund

William E. Zieff is Chief Investment Officer and Managing Director with EIMC’s Global Structured Products Group. Mr. Zieff joined EIMC in 2000 and has more than 20 years of investment experience. Prior to joining EIMC, he was Managing Director and Chief Investment Officer of the Global Asset Allocation Group at Putnam Investments, Inc. Mr. Zieff has managed Equity Index Fund since 2000 and Disciplined Value Fund since 2005.

Equity Income Fund

Sujatha Avutu, CFA is a Managing Director and Senior Portfolio Manager with the Value Equity Unit of EIMC. She joined EIMC in 1999 and has more than 15 years of investment experience. Prior to joining EIMC, she was a Director and Equity Research Analyst for Victory Capital Management - KeyCorp. Ms. Avutu has managed the Fund since 2001.

Fundamental Large Cap Fund

Walter T. McCormick, CFA is a Managing Director and Senior Portfolio Manager who heads the Value Equity Unit of EIMC. He has more than 35 years of investment experience. Prior to joining EIMC, he was head of the Large Cap Value team at David L. Babson & Co. Mr. McCormick has managed the Fund since 2002.

Large Cap Value Fund

Edmund Choi is a Senior Portfolio Manager currently responsible for managing or overseeing the portfolio management of certain GMO U.S. equity portfolios. From 1994 to 2005, Mr. Choi was a member of the division responsible for managing GMO's U.S. active equity portfolios, and, beginning in 2001, he was responsible for overseeing the management of GMO's U.S. active equity portfolios. Mr. Choi has managed the Fund since 2003.

Small Cap Value Fund

The Fund is managed by James L. Kaplan, who is the lead portfolio manager, Paul Weisman and Regina Wiedenski.

Mr. Kaplan is the President of and Senior Portfolio Manager with J.L. Kaplan Associates, LLC, the firm he founded in 1976. Mr. Kaplan has managed the Fund since 1997.

Mr. Weisman is a Managing Director and Senior Portfolio Manager with J.L. Kaplan Associates, LLC. He joined Kaplan in 1986 and has more than 15 years of investment experience. Mr. Weisman has been managing the Fund since 1997.

Ms. Wiedenski is a Managing Director and Senior Portfolio Manager with J.L. Kaplan Associates, LLC. She joined Kaplan in 1998 and has more than 25 years of investment experience. Ms. Wiedenski has managed the Fund since 1998.

Special Values Fund

James M. Tringas, CFA, is a Portfolio Manager and Managing Director of the Value Equity Unit at EIMC. He joined EIMC in January 2002. From 1999 until he joined EIMC, Mr. Tringas was a Vice President and Portfolio Manager with Wachovia Asset Management. Mr. Tringas has managed the Fund since January 2002.

The Funds' SAI contains additional information about the Funds' portfolio managers, including other accounts they manage, their ownership of Fund shares and elements of their compensation.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. The Evergreen Funds reserve the right to adjust the time that a Fund calculates its NAV to coincide with an earlier closing of the market or due to other unusual circumstances. If a Fund offers multiple classes of shares, the NAV of each class of shares is calculated separately.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

A Fund's investments are typically valued using current market quotations when these quotations are readily available and considered reliable by Evergreen. For example, market quotations may not be considered reliable if the market for a particular security is highly illiquid or the security has not been traded recently. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value. Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. All other investments are valued at their fair value determined according to policies established and reviewed periodically by the Fund's Board of Trustees. The Board of Trustees will continue to monitor and evaluate the Fund's fair value method.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that may make the latest quotations unreliable. Substantial changes in values in the U.S. market subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) will not be reflected in the Fund's NAV that day.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

  Most importantly, read the prospectus to see if the Fund is suitable for you.
  Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading a fund's prospectus. He or she can also assist you through all phases of opening your account.
  Request any additional information you want about a fund, such as the SAI, Annual Report or Semiannual Report by calling 1.800.343.2898. In addition, any of these documents may be downloaded off our Web site at EvergreenInvestments.com.

Other Information about Purchasing Shares

After April 8, 2005, shares of Evergreen Small Cap Value Fund and Evergreen Special Values Fund are available for purchases only by existing shareholders holding accounts directly with the Funds or through certain financial intermediaries, retirement plans or plan providers. This restriction may be eliminated at any time in the future, without prior notice to shareholders, and it may be waived by the Trustees of the Funds at any time for any purchaser or class of purchasers. This limitation may preclude some existing shareholders of the Funds from making additional investments in the Funds.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you must select a share class. Each share class has its own sales charge and fee structure. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

There are several ways in which you may be able to reduce or eliminate sales charges. For example, combining the amounts held in Evergreen fund accounts by certain family members, or committing to invest an amount eligible for reduced sales charges within a certain period of time, may allow you to reduce or eliminate the sales charge. You may also be able to eliminate your sales charge based on how you make your investment in the Evergreen funds (such as through a financial advisor’s wrap account program), based on your relationship to the Evergreen funds and their related companies (for example, if you are an employee of Wachovia or a broker-dealer that sells Evergreen funds) and under certain other circumstances (for example, upon the death or disability of a shareholder named on the account). See "How To Reduce or Eliminate Your Sales Charge" for more details about these programs, and remember to inform Evergreen or your investment professional of any other holdings in Evergreen funds or circumstances that may make you eligible for reduced sales charges.

Class A

If you select Class A shares, you may pay a front-end sales charge of up to 5.75% (except for Equity Index Fund, which charges up to 4.75%), but you do not pay a contingent deferred sales charge (except in limited circumstances described below). In addition, Class A shares are subject to an expense known as 12b-1 fees.

The front-end sales charge is deducted from your investment before it is invested in a Fund. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "How to Reduce or Eliminate Your Sales Charge"):

Your Investment	Sales Charge as a % of Offering Price [1,2]	Sales Charge as a % of Your Net Investment [1]	Dealer Commission as a % of Offering Price [3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1.  The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2.  The offering price includes the applicable front-end sales charge.

3.  The Dealer Commission is generally paid from the sales charge you pay upon investing in the Fund.

Evergreen Equity Index Fund only:

Your Investment	Sales Charge as a % of Offering Price [1,2]	Sales Charge as a % of Your Net Investment [1]	Dealer Commission as a % of Offering Price [3]
Up to $49,999	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000 or greater	0.00%	0.00%	0.25%

1.  The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2.  The offering price includes the applicable front-end sales charge.

3.  The Dealer Commission is generally paid from the sales charge you pay upon investing in the Fund.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using distributions from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% contingent deferred sales charge if you redeem any such shares within one year. For more information, see "Calculating the Contingent Deferred Sales Charge" later in this section. The holding period for the contingent deferred sales charge for Class A shares ends on the first day of the same month of the following calendar year after your purchase is accepted. For example, if you invest $1 million or more in Class A shares on July 22nd, a redemption of any of those shares will be subject to the 1.00% contingent deferred sales charge through June 30th of the following year.

The front-end sales charge may be reduced or eliminated under certain circumstances. See "How To Reduce or Eliminate Your Sales Charge."

Class B

If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you redeem your shares within six years. See "Calculating the Contingent Deferred Sales Charge" for information on how the holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares. Pay particular attention to the fees and expenses of Class B shares to ensure it is the appropriate share class for your investment needs. If you are investing for the short-term, the combined contingent deferred sales charge and Rule 12b-1 fees may result in higher costs than if you had purchased Class A or Class C shares.

The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance	4.00%

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge."

A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares. However, Evergreen is not able to track a shareholder's purchases made through financial intermediaries or held in an omnibus account. It will be necessary for the financial intermediary to track purchases of the Evergreen funds by their clients to ensure adherence to our policy. Certain of the Evergreen funds' financial intermediaries are currently in the process of enhancing their computer systems in order to have the ability to aggregate shares. Until these systems are complete, such financial intermediaries are unable to aggregate share class purchases. Purchases of Class B shares made through different financial intermediaries, such as through two different broker-dealers, would not be able to be tracked and aggregated.

Class C

If you select Class C shares, you do not pay a front-end sales charge but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you redeem your shares within one year. See "Calculating the Contingent Deferred Sales Charge" for information on how the holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. These shares do not convert to Class A shares, so the higher 12b-1 fees paid by Class C shares continue for the life of the account and may cost more over the life of the account than if you had paid a sales charge on Class A shares.

The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance	1.00%

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge."

Calculating the Contingent Deferred Sales Charge

If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to keep the contingent deferred sales charge a shareholder would pay as low as possible. The contingent deferred sales charge on any redemption is, to the extent permitted by NASD, paid to EIS or its predecessor.

The holding period for the contingent deferred sales charge on Class B and Class C shares begins on the day your purchase is accepted. See "How to Buy Shares" for a complete description of the Fund's purchase procedures. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sales charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer to the tables above for the complete schedule of Class B and Class C shares' maximum contingent deferred sales charge.

Class I

The Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "Shareholder Transactions," in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors, and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements.

HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE

There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with a Fund or through a financial intermediary.

Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts, or any other facts and circumstances, that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs.You should provide information and records regarding shares of Evergreen funds held in all accounts with your investment professional or any other financial intermediary by you and/or members of your immediate family. For further details on exactly who is a member of your immediate family, please see the discussion entitled "Immediate Family Members" at the end of this section.

You can find information relating to the Funds' sales charge, sales charge reduction and elimination programs free of charge at EvergreenInvestments.com, as well as the section entitled "Purchase and Redemption of Shares" in the SAI.

Class A

Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Shares held through other financial service firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Evergreen funds investments held by the members of your immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section), including the value of Evergreen funds investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. However, the value of Evergreen funds investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A, Class B and/or Class C shares in multiple Evergreen funds, excluding amounts that you invest in any Evergreen money market funds on which no sales charge will be paid, at the same time. The combined dollar amount invested in Class A, Class B and Class C shares will determine the front-end sales charge applied to all of your current Class A share purchases. For example, if you invest $75,000 in each of two different Evergreen funds, you pay a sales charge based on a $150,000 purchase (e.g., 3.75% of the offering price, rather than 4.50%). Shares held through other financial service firms may not be added to your current purchase for purposes of determining your Class A sales charge.

NAV Purchases. Each Fund may sell Class A shares at NAV (without a front-end or contingent deferred sales charge) to the following:

  Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
  Employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
  Corporate-sponsored retirement plans and non-qualified deferred compensation plans, in each case sponsored by an organization having 100 or more eligible employees. Such purchases are subject to a dealer commission of 1.00% of the amount of purchase paid to the dealer by EIS (subject to recapture by EIS from the dealer if the purchase is redeemed within 12 months after the month of purchase).
  Institutional investors (which may include bank trust departments and registered investment advisors).
  Wrap or separately managed accounts, which are accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen, charge their clients a management, consulting, advisory or other fee and place trades for the accounts of their clients.
  In connection with the court-approved settlement of the lawsuit, O'Malley v. Boris, C.A. No. 15735-NC, a class action involving certain successors in interest to EVEREN Securities, Inc., Evergreen has agreed to permit class members to purchase up to $50,000 in Class A shares of certain eligible mutual funds, including the Funds, at NAV without a front-end sales charge. Class members may transfer this benefit to certain family members and related entities. This benefit expires as of April 29, 2009.

Classes B and C

You will not be assessed a contingent deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

  When the shares were purchased through reinvestment of dividends/capital gains.
  Death of a shareholder named on the relevant account, provided the redemption is made prior to registering the account in another name or changing the account registration to remove the decedent’s name.
  Disability of a shareholder named on the relevant account incurred after purchase of the shares (this generally excludes accounts registered in the names of trusts and other entities).
  Systematic withdrawals of up to 1.00% of the account balance per month or up to 3.00% of the account balance per quarter.
  Shares in an account that has been closed because it falls below the minimum initial purchase amount.
  Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA.
  Mandatory withdrawals from the ERISA plan of a shareholder who is at least 70½ years old.
  Loan proceeds and financial hardship distributions from a retirement plan.
  Returns of excess contributions or excess deferral amounts made to a retirement plan participant.
  A redemption by an individual participant in a corporate-sponsored retirement plan or non-qualified deferred compensation plan (this waiver is not available in the event such a plan, as a whole, redeems substantially all of its assets).

Classes A, B and C

Reinstatement Privileges (in effect until April 2, 2007). Subject to the Funds’ Short-Term Trading Policy, within 90 days of redeeming out of an Evergreen fund, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund in an account registered in the same name(s). If a contingent deferred sales charge was deducted from your redemption proceeds, the amount of the contingent deferred sales charge attributable to the amount reinvested will be credited to your account at the NAV on the date of reinstatement. Your contingent deferred sales charge schedule will resume from the time of the original redemption. Any redemption fee charged in connection with the redemption will not be refunded in connection with these privileges. If you are eligible for reinstatement, you must inform Evergreen or your investment professional at the time of your reinvestment or you may not receive reinstatement in accordance with these privileges.

Immediate Family Members

Immediate family members include the following, and only the following:

Your spouse, who is the person to whom you are legally married. We also consider your spouse to include the following:

  an individual of the same sex with whom you have been joined in a civil union, or legal contract similar to marriage;
  a domestic partner, who is an individual (including one of the same sex) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and
  an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent.

Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters. We do not consider your siblings to include any brother-in-law or sister-in-law.

Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis. We do not consider your children to include any daughter-in-law, son-in-law or grandchild.

SHAREHOLDER TRANSACTIONS

Evergreen funds make investing easy. Once you decide on an amount and a share class, talk to your investment professional and send in your payment, or simply fill out an application.

Small Account Fee

The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000. The funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Evergreen funds. The Evergreen funds will notify you prior to assessing this fee, so that you can increase your account balance above the minimum, consolidate your accounts, or liquidate your account. You may take these actions at any time by contacting your investment professional or Evergreen.

Minimum Investments

	Minimum Initial Purchase of Class A, B and C Shares [1]	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000 [2,3]	$ 1,000,000 [2,4]	None
IRAs	$ 1,000 [2,3]	N/A [4]	None
Systematic Investment Plan	$ 500 [3]	N/A [4]	$ 50/monthly (for Classes A, B and C) [4]

1.  The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.

2.  The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.

3.  Minimum initial purchase amount for Evergreen Equity Index Fund and Evergreen Large Cap Equity Fund is $25,000. Shareholders of Evergreen Equity Index Fund and Evergreen Large Cap Equity Fund who held shares in a registered name prior to December 1, 2005 may continue to retain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to above.

4.  Minimum initial purchase amount does not apply to former Class Y shareholders, former SouthTrust funds shareholders, former Vestaur Securities Fund shareholders or to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisors on behalf of their clients, each of whom may invest at minimum investment amounts for Class A, B and C shares described above.

HOW TO BUY SHARES

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional

  Complete and sign the account application. Applications may be downloaded off our Web site at EvergreenInvestments.com.
  Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks, money orders or Automated Clearing House (ACH) drafts will not be accepted.
  Mail the application and your check to the address below:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

    Evergreen Investments
    30 Dan Road
    Canton, MA 02021-2809
  Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

  Make your check payable to Evergreen funds.
  Write a note specifying:

    the Fund name and number
    share class
    your account number
    the name(s) in which the account is registered
    any information regarding other accounts you hold
  Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

By Phone

  Complete the account application and mail to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

    Evergreen Investments
    30 Dan Road
    Canton, MA 02021-2809
  Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
  Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

  Call the Evergreen Express Line at 1.800.346.3858
  24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  Instruct your bank to send Federal Funds Wire (offers immediate access to funds)
  If your bank account is set up on file, you can request electronic transfer through the ACH, which avoids wiring fees. A purchase transferred through ACH may not be less than $100 and may not exceed $10,000.

  The Fund or your investment dealer must receive your purchase order no later than the close of regular business (normally 4:00pm EST) in order for your purchase to be effected at that day's net asset value. [1]

By Exchange

  You can make an additional investment by exchange from an existing Evergreen fund account by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting our Web site at EvergreenInvestments.com. Your exchange must meet the investment minimum of the fund into which you are exchanging. [2]
  You can only exchange shares from your account within the same class and under the same registration.
  There is no sales charge when exchanging funds within the Evergreen funds family. [3]
  Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed at or after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [1]

Systematic Investment Plan (SIP)

  You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis.
  To enroll, check off the box on the account application and provide:

  your bank account information
  the amount and date of your monthly or quarterly investment

  To establish automatic investing for an existing account, call 1.800.343.2898 for an application.
  You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

1.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the close of regular business. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

2.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

3.  This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the shares have been subject to a previous sales charge.

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods	Requirements
Call Us

  Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative, call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  This service must be authorized ahead of time, and is only available for regular accounts. [1]
  All authorized requests made before the Fund's closing time (usually 4 p.m. Eastern time on market trading days) will be processed at that day's closing price. Requests made after the Fund's closing time will be processed the next market trading day. [2]
  We can:

    wire the proceeds into your bank account (service charges may apply), electronically transmit the proceeds into your bank account via the ACH service, or mail you a check.
  All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
  See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us

  You can mail a redemption request to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

    Evergreen Investments
    30 Dan Road
    Canton, MA 02021-2809
  Your letter of instructions must:

    list the Fund name and the account number
    indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)
  See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be signature guaranteed.
  To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Other Ways to Redeem	You may also redeem your shares by contacting your investment professional who may charge a fee for this service.
Systematic Withdrawal Plan (SWP)

  You can transfer money automatically from your Fund account on a monthly or quarterly basis.
  The withdrawal can be mailed to you, or deposited directly into your bank account.
  The minimum is $75 per month.
  To enroll, call 1.800.343.2898 for instructions.

1.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

2.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to ten business days to redeem any investments made by check or ACH transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the initial minimum amount.

Redemption Requests That Require a Medallion Signature Guarantee

To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require Medallion signature guarantees:

  You are redeeming more than $50,000.
  You want the proceeds transmitted into a bank account not listed on the account.
  You want the proceeds payable to anyone other than the registered owner(s) of the account.
  Either your address or the address of your bank account has been changed within 30 days.
  The account is registered in the name of a fiduciary corporation or any other organization.
  In these cases, additional documentation is required:
  corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide a Medallion Signature Guarantee:

  Commercial Bank
  Trust Company
  Savings Association
  Credit Union
  Member of a U.S. Stock Exchange

OTHER SERVICES

Evergreen Express Line
1.800.346.3858

Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; or order a statement or duplicate tax form.

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends, capital gains and other distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your account statement.

Payroll Deduction (Classes A, B and C only)

If you want to invest automatically through your paycheck, call 1.800.343.2898 to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our Web site at EvergreenInvestments.com for more information.

Telephone Investment Plan

You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone transaction requests received before 4 p.m. Eastern time will be invested when the NAV is next calculated.

Distribution Exchange

You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

THE TAX CONSEQUENCES OF INVESTING
IN THE FUNDS; DISTRIBUTIONS

You may be taxed in two ways:

  On Fund distributions (dividends and capital gains).
  On any gain you make when you sell or exchange any or all of your shares.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or gains it receives from its investments. The shareholders of a fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds will distribute two types of taxable income to you:

  Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. A Fund pays a distribution from the dividends, interest and other income on the securities in which it invests. The frequency of distributions for a Fund is listed under its Fund Facts section in the Fund Risk/Return summary. Dividends paid by a Fund will qualify for the current 15% rate of tax for individuals to the extent they are comprised of qualified dividends received by the Fund. Distributions paid from investment income that do not qualify for the current 15% rate of tax will be taxed at the shareholder's maximum, marginal rate on ordinary income.
  Capital Gains. When a mutual fund sells a security it owns for a gain, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect gains on securities held by the Funds for a year or less and are treated as ordinary income when distributed by the Fund, just like dividends. Gains on securities held longer than 12 months are treated as long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are currently taxed at a rate no higher than 15%.

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Gains/Losses You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information regarding the federal, state and local tax consequences of an investment in a fund.

Retirement Plans

You may invest in an Evergreen fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

OVERVIEW OF FEES AND EXPENSES

As summarized earlier in this prospectus, investors in the Evergreen funds may pay two types of fees: (i) transaction fees paid directly by the investor, including sales charges (loads) and redemption fees and (ii) on-going fees that are deducted from the assets of the Fund, including management fees, distribution (Rule 12b-1) fees, transfer agency and shareholder service fees, and legal, audit, custody and other miscellaneous fees. These fees are described more fully below. Both types of fees reduce the overall return earned by an investor.

SHAREHOLDER FEES (fees paid directly from your investment)

Shareholder fees generally are deducted directly from a shareholder’s investment in an account with a Fund. Depending on the Fund and the share class purchased, these fees may include front-end sales charges (deducted at the time the investor purchases shares of the Fund), and deferred sales charges and redemption fees (deducted at the time the investor sells shares of the Fund). You should refer to the section entitled "How to Choose the Share Class that Best Suits You" for a schedule of front-end and contingent deferred sales charges by share class. Investors should pay particular attention to situations that would entitle them either to reduce or eliminate sales charges. Please see the section entitled "How to Reduce or Eliminate Your Sales Charge" for more information. Not all Evergreen funds charge a redemption fee. You should refer to the table entitled “Shareholder Fees” to find out whether your Fund charges such a fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

An investment in an Evergreen mutual fund is subject to the following on-going fees, which reduce the overall return earned by an investor:

Management Fee

The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Distribution and/or Service (Rule 12b-1) Fees

The Trustees of the Evergreen funds have approved a distribution plan permitting the Funds to pay 12b-1 fees at an annual rate of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.30%, except in the case of Equity Index Fund, Small Cap Value Fund and Special Values Fund which are limited to 0.25%, of the average daily net assets of the class. Class I shares do not pay 12b-1 fees. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The Funds may use 12b-1 fees to compensate the Funds' distributor for services it provides and the expenses it incurs in the promotion and distribution of shares of the Funds, including payments to broker-dealers and financial intermediaries for distribution and shareholder services.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of each of the Funds is shown in the section entitled "Fees and Expenses." These expenses are paid by the Fund and reduce the performance results for the share class to which they apply. Because these expenses are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in each Fund is reduced by the fees and expenses paid by each Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) each Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

PORTFOLIO TRADING COSTS

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of a Fund. Rather than being reflected as an ongoing expense of a Fund, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining the Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. The tables below do not reflect the undisclosed amount of "mark-up" typically included in the price paid by a Fund for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income security and certain derivative transactions. As a result, funds that invest exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities. Information concerning the commissions incurred by the Funds during the most recent fiscal year ended July 31, 2006 is set forth below:

Evergreen Disciplined Value Fund:
Total shares traded: [1]	11,070,372
Total dollars traded: [1]	$ 343,989,149
Average commission per share:	$ 0.01
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 94,684
Total commissions as a percentage of average net assets:	0.04%
Commissions paid per $1,000 invested:	$ 0.40

1.  Only includes trades in which a commission was paid.

Evergreen Equity Income Fund:
Total shares traded: [1]	65,164,228
Total dollars traded: [1]	$ 2,418,708,872
Average commission per share:	$ 0.04
Commission per share range:	$ 0.00 - $0.31
Total commissions paid:	$ 2,401,197
Total commissions as a percentage of average net assets:	0.20%
Commissions paid per $1,000 invested:	$ 2.02

1.  Only includes trades in which a commission was paid.

Evergreen Equity Index Fund:
Total shares traded: [1]	10,537,214
Total dollars traded: [1]	$ 247,899,916
Average commission per share:	$ 0.00
Commission per share range:	$ 0.00 - $0.01
Total commissions paid:	$ 25,520
Total commissions as a percentage of average net assets:	0.00%
Commissions paid per $1,000 invested:	$ 0.03

1.  Only includes trades in which a commission was paid.

Evergreen Fundamental Large Cap Fund:
Total shares traded: [1]	23,107,110
Total dollars traded: [1]	$ 837,917,021
Average commission per share:	$ 0.03
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 725,120
Total commissions as a percentage of average net assets:	0.05%
Commissions paid per $1,000 invested:	$ 0.49

1.  Only includes trades in which a commission was paid.

Evergreen Large Cap Value Fund:
Total shares traded: [1]	6,677,002
Total dollars traded: [1]	$ 276,677,385
Average commission per share:	$ 0.02
Commission per share range:	$ 0.00 - $0.06
Total commissions paid:	$ 118,159
Total commissions as a percentage of average net assets:	0.10%
Commissions paid per $1,000 invested:	$ 1.02

1.  Only includes trades in which a commission was paid.

Evergreen Small Cap Value Fund:
Total shares traded: [1]	12,946,900
Total dollars traded: [1]	$ 367,200,946
Average commission per share:	$ 0.05
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 626,656
Total commissions as a percentage of average net assets:	0.13%
Commissions paid per $1,000 invested:	$ 1.33

1.  Only includes trades in which a commission was paid.

Evergreen Special Value Fund:
Total shares traded: [1]	122,808,700
Total dollars traded: [1]	$ 2,545,617,768
Average commission per share:	$ 0.03
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 3,689,786
Total commissions as a percentage of average net assets:	0.14%
Commissions paid per $1,000 invested:	$ 1.42

1.  Only includes trades in which a commission was paid.

Each fund may place a portion of their commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Funds' investment advisor. For more information, please see the SAI.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one share in each share class of the Funds--how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables for each Fund have been derived from financial information audited by KPMG LLP, the Funds' independent registered public accounting firm, except that the tables for Large Cap Value Fund for the period prior to fiscal year ended February 28, 2003, Small Cap Value Fund for the periods prior to fiscal year ended July 31, 2003 and Special Values Fund for the period prior to fiscal year ended July 31, 2002 have been derived from financial information audited by the predecessor funds' independent auditors. For a more complete picture of each Fund's financial statements, please see the Funds' Annual Reports as well as the Funds' SAI, which is available upon request.

Disciplined Value Fund

	Year Ended July 31,		Year Ended
CLASS A	2006	2005 [1]	April 30, 2005 [2]
Net asset value, beginning of period	$ 15.82	$ 16.96	$ 17.35
Income from investment operations
Net investment income (loss)	0.22	0.05	0.01
Net realized and unrealized gains or losses on investments	1.22	1.08	- 0.36
Total from investment operations	1.44	1.13	- 0.35

Distributions to shareholders from
Net investment income	- 0.19	- 0.04	- 0.04
Net realized gains	- 0.45	- 2.23	0
Total distributions to shareholders	- 0.64	- 2.27	- 0.04

Net asset value, end of period	$ 16.62	$ 15.82	$ 16.96
Total return [3]	9.44%	7.76%	- 2.01%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 13,428	$ 1,617	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.15%	1.26%[4]	1.11%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.17%	1.26%[4]	1.11%[4]
Net investment income (loss)	1.14%	0.74%[4]	0.58%[4]
Portfolio turnover rate	55%	15%	54%

	Year Ended July 31,		Year Ended
CLASS B	2006	2005 [1]	April 30, 2005 [2]
Net asset value, beginning of period	$ 15.79	$ 16.97	$ 17.35
Income from investment operations
Net investment income (loss)	0.10	0.01 [5]	0 [5]
Net realized and unrealized gains or losses on investments	1.22	1.06	- 0.34
Total from investment operations	1.32	1.07	- 0.34

Distributions to shareholders from
Net investment income	- 0.11	- 0.02	- 0.04
Net realized gains	- 0.45	- 2.23	0
Total distributions to shareholders	- 0.56	- 2.25	- 0.04

Net asset value, end of period	$ 16.55	$ 15.79	$ 16.97
Total return [3]	8.64%	7.35%	- 1.97%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 5,070	$ 121	$ 5
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.89%	2.00%[4]	1.82%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.91%	2.00%[4]	1.82%[4]
Net investment income (loss)	0.47%	0.16%[4]	0.10%[4]
Portfolio turnover rate	55%	15%	54%

1.  For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2.  For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

3.  Excluding applicable sales charges

4.  Annualized

5.  Net investment income (loss) per share is based on average shares outstanding during the period.

	Year Ended July 31,		Year Ended
CLASS C	2006	2005 [1]	April 30, 2005 [2]
Net asset value, beginning of period	$ 15.79	$ 16.97	$ 17.35
Income from investment operations
Net investment income (loss)	0.12	0 [3]	0
Net realized and unrealized gains or losses on investments	1.18	1.08	- 0.34
Total from investment operations	1.30	1.08	- 0.34

Distributions to shareholders from
Net investment income	- 0.11	- 0.03	- 0.04
Net realized gains	- 0.45	- 2.23	0
Total distributions to shareholders	- 0.56	- 2.26	- 0.04

Net asset value, end of period	$ 16.53	$ 15.79	$ 16.97
Total return [4]	8.54%	7.37%	- 1.97%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,617	$ 144	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.88%	2.16%[5]	1.85%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.90%	2.16%[5]	1.85%[5]
Net investment income (loss)	0.53%	- 0.09%[5]	- 0.16%[5]
Portfolio turnover rate	55%	15%	54%

	Year Ended July 31,		Year Ended April 30,
CLASS I	2006	2005 [1]	2005 [6]	2004 [6]	2003 [6]	2002 [6]
Net asset value, beginning of period	$ 15.81	$ 16.97	$ 16.14	$ 12.30	$ 15.29	$ 17.04
Income from investment operations
Net investment income (loss)	0.24	0.05	0.12	0.08	0.09	0.08
Net realized and unrealized gains or losses on investments	1.23	1.07	1.84 [7]	3.83	- 2.93	- 1.45
Total from investment operations	1.47	1.12	1.96	3.91	- 2.84	- 1.37

Distributions to shareholders from
Net investment income	- 0.24	- 0.05	- 0.12	- 0.07	- 0.09	- 0.07
Net realized gains	- 0.45	- 2.23	- 1.01	0	- 0.06	- 0.31
Total distributions to shareholders	- 0.69	- 2.28	- 1.13	- 0.07	- 0.15	- 0.38

Net asset value, end of period	$ 16.59	$ 15.81	$ 16.97	$ 16.14	$ 12.30	$ 15.29
Total return	9.66%	7.65%	12.10%	31.87%[8]	- 18.50%[8]	- 8.04%[8]
Ratios and supplemental data
Net assets, end of period (thousands)	$ 673,865	$ 157,238	$ 157,107	$ 313,929	$ 250,385	$ 325,965
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.88%	0.91%[5]	0.99%	0.99%	0.99%	0.98%
Expenses excluding waivers/reimbursements and expense reductions	0.90%	0.91%[5]	1.20%	1.19%	1.19%	1.18%
Net investment income (loss)	1.45%	1.34%[5]	0.64%	0.54%	0.74%	0.49%
Portfolio turnover rate	55%	15%	54%	33%	37%	43%

1.  For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2.  For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

3.  Net investment income (loss) per share is based on average shares outstanding during the period.

4.  Excluding applicable sales charges

5.  Annualized

6.  Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund (“SouthTrust Fund”). SouthTrust Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 21, 2005 are those of SouthTrust Fund.

7.  The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

8.  Excluding any sales charges applicable to SouthTrust Fund

Equity Income Fund

	Year Ended July 31,
CLASS A	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 24.08	$ 21.43	$ 19.57	$ 17.81	$ 22.14
Income from investment operations
Net investment income (loss)	0.44	0.35	0.36	0.46	0.51
Net realized and unrealized gains or losses on investments	1.01	3.40	1.89	1.70	- 4.22
Total from investment operations	1.45	3.75	2.25	2.16	- 3.71

Distributions to shareholders from
Net investment income	- 0.30	- 0.33	- 0.39	- 0.40	- 0.56
Net realized gains	- 1.07	- 0.77	0	0	- 0.06
Total distributions to shareholders	- 1.37	- 1.10	- 0.39	- 0.40	- 0.62

Net asset value, end of period	$ 24.16	$ 24.08	$ 21.43	$ 19.57	$ 17.81
Total return [1]	6.40%	17.85%	11.48%	12.39%	- 16.97%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 420,757	$ 494,637	$ 485,701	$ 378,882	$ 62,543
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.21%	1.19%	1.34%	1.40%	1.33%
Expenses excluding waivers/reimbursements and expense reductions	1.21%	1.23%	1.36%	1.41%	1.33%
Net investment income (loss)	1.80%	1.56%	1.62%	2.03%	2.55%
Portfolio turnover rate	96%	114%	137%	112%	106%

	Year Ended July 31,
CLASS B	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 23.88	$ 21.26	$ 19.40	$ 17.66	$ 21.95
Income from investment operations
Net investment income (loss)	0.25 [2]	0.20 [2]	0.20 [2]	0.31	0.36
Net realized and unrealized gains or losses on investments	1.02	3.35	1.88	1.70	- 4.18
Total from investment operations	1.27	3.55	2.08	2.01	- 3.82

Distributions to shareholders from
Net investment income	- 0.12	- 0.16	- 0.22	- 0.27	- 0.41
Net realized gains	- 1.07	- 0.77	0	0	- 0.06
Total distributions to shareholders	- 1.19	- 0.93	- 0.22	- 0.27	- 0.47

Net asset value, end of period	$ 23.96	$ 23.88	$ 21.26	$ 19.40	$ 17.66
Total return [1]	5.66%	16.97%	10.71%	11.57%	- 17.60%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 60,111	$ 85,366	$ 121,797	$ 158,010	$ 114,726
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.91%	1.89%	2.05%	2.11%	2.08%
Expenses excluding waivers/reimbursements and expense reductions	1.91%	1.93%	2.07%	2.11%	2.08%
Net investment income (loss)	1.05%	0.89%	0.92%	1.60%	1.84%
Portfolio turnover rate	96%	114%	137%	112%	106%

1.  Excluding applicable sales charges

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

	Year Ended July 31,
CLASS C	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 23.85	$ 21.23	$ 19.39	$ 17.65	$ 21.95
Income from investment operations
Net investment income (loss)	0.25 [1]	0.20 [1]	0.20 [1]	0.30	0.37
Net realized and unrealized gains or losses on investments	1.02	3.35	1.87	1.71	- 4.20
Total from investment operations	1.27	3.55	2.07	2.01	- 3.83

Distributions to shareholders from
Net investment income	- 0.13	- 0.16	- 0.23	- 0.27	- 0.41
Net realized gains	- 1.07	- 0.77	0	0	- 0.06
Total distributions to shareholders	- 1.20	- 0.93	- 0.23	- 0.27	- 0.47

Net asset value, end of period	$ 23.92	$ 23.85	$ 21.23	$ 19.39	$ 17.65
Total return [2]	5.64%	17.02%	10.70%	11.58%	- 17.65%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 28,739	$ 37,607	$ 42,447	$ 25,780	$ 17,681
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.91%	1.89%	2.04%	2.11%	2.08%
Expenses excluding waivers/reimbursements and expense reductions	1.91%	1.93%	2.06%	2.11%	2.08%
Net investment income (loss)	1.08%	0.87%	0.92%	1.62%	1.75%
Portfolio turnover rate	96%	114%	137%	112%	106%

	Year Ended July 31,
CLASS I	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 24.08	$ 21.43	$ 19.57	$ 17.81	$ 22.15
Income from investment operations
Net investment income (loss)	0.51	0.43	0.42	0.47	0.58
Net realized and unrealized gains or losses on investments	1.01	3.39	1.89	1.73	- 4.24
Total from investment operations	1.52	3.82	2.31	2.20	- 3.66

Distributions to shareholders from
Net investment income	- 0.37	- 0.40	- 0.45	- 0.44	- 0.62
Net realized gains	- 1.07	- 0.77	0	0	- 0.06
Total distributions to shareholders	- 1.44	- 1.17	- 0.45	- 0.44	- 0.68

Net asset value, end of period	$ 24.16	$ 24.08	$ 21.43	$ 19.57	$ 17.81
Total return	6.72%	18.19%	11.81%	12.69%	- 16.80%
Ratios and supplemental data
Net assets, end of period (millions)	$ 616	$ 640	$ 631	$ 575	$ 534
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.92%	0.89%	1.05%	1.11%	1.08%
Expenses excluding waivers/reimbursements and expense reductions	0.92%	0.93%	1.07%	1.11%	1.08%
Net investment income (loss)	2.12%	1.87%	1.92%	2.65%	2.84%
Portfolio turnover rate	96%	114%	137%	112%	106%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

Equity Index Fund

Year Ended July 31,
CLASS A	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 46.12	$ 41.29	$ 37.12	$ 34.22	$ 45.47
Income from investment operations
Net investment income (loss)	0.64	0.68	0.46	0.42	0.38
Net realized and unrealized gains or losses on investments	1.57	4.83	4.18	2.90	- 11.25
Total from investment operations	2.21	5.51	4.64	3.32	- 10.87
Distributions to shareholders from
Net investment income	- 0.61	- 0.68	- 0.47	- 0.42	- 0.38
Net asset value, end of period	$ 47.72	$ 46.12	$ 41.29	$ 37.12	$ 34.22
Total return [1]	4.82%	13.43%	12.51%	9.83%	- 24.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 241,553	$ 265,500	$ 245,244	$ 207,813	$ 167,152
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.57%	0.57%	0.57%	0.57%	0.57%
Expenses excluding waivers/reimbursements and expense reductions	0.96%	0.98%	0.99%	1.04%	0.96%
Net investment income (loss)	1.35%	1.56%	1.12%	1.25%	0.94%
Portfolio turnover rate	6%	4%	3%	13%	7%

Year Ended July 31,
CLASS B	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 45.88	$ 41.09	$ 36.95	$ 34.07	$ 45.25
Income from investment operations
Net investment income (loss)	0.28 [2]	0.35 [2]	0.15	0.16	0.10
Net realized and unrealized gains or losses on investments	1.58	4.80	4.16	2.89	- 11.20
Total from investment operations	1.86	5.15	4.31	3.05	- 11.10

Distributions to shareholders from
Net investment income	- 0.28	- 0.36	- 0.17	- 0.17	- 0.08

Net asset value, end of period	$ 47.46	$ 45.88	$ 41.09	$ 36.95	$ 34.07
Total return [1]	4.05%	12.57%	11.67%	9.01%	- 24.57%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 141,090	$ 186,218	$ 201,550	$ 188,488	$ 181,411
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.32%	1.32%	1.32%	1.32%	1.32%
Expenses excluding waivers/reimbursements and expense reductions	1.69%	1.68%	1.69%	1.77%	1.71%
Net investment income (loss)	0.60%	0.82%	0.37%	0.50%	0.19%
Portfolio turnover rate	6%	4%	3%	13%	7%

1.  Excluding applicable sales charges

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

Year Ended July 31,
CLASS C	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 45.95	$ 41.14	$ 37.00	$ 34.12	$ 45.32
Income from investment operations
Net investment income (loss)	0.27	0.35 [1]	0.15	0.17	0.11
Net realized and unrealized gains or losses on investments	1.58	4.82	4.16	2.88	- 11.23
Total from investment operations	1.85	5.17	4.31	3.05	- 11.12

Distributions to shareholders from
Net investment income	- 0.28	- 0.36	- 0.17	- 0.17	- 0.08

Net asset value, end of period	$ 47.52	$ 45.95	$ 41.14	$ 37.00	$ 34.12
Total return [2]	4.04%	12.61%	11.66%	9.00%	- 24.57%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 173,515	$ 198,719	$ 199,725	$ 185,702	$ 155,305
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.32%	1.32%	1.32%	1.32%	1.32%
Expenses excluding waivers/reimbursements and expense reductions	1.69%	1.68%	1.69%	1.77%	1.71%
Net investment income (loss)	0.60%	0.81%	0.37%	0.50%	0.18%
Portfolio turnover rate	6%	4%	3%	13%	7%

Year Ended July 31,
CLASS I	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 46.15	$ 41.31	$ 37.14	$ 34.23	$ 45.48
Income from investment operations
Net investment income (loss)	0.75 [1]	0.82	0.59	0.51	0.45
Net realized and unrealized gains or losses on investments	1.58	4.80	4.15	2.90	- 11.21
Total from investment operations	2.33	5.62	4.74	3.41	- 10.76

Distributions to shareholders from
Net investment income	- 0.72	- 0.78	- 0.57	- 0.50	- 0.49

Net asset value, end of period	$ 47.76	$ 46.15	$ 41.31	$ 37.14	$ 34.23
Total return	5.08%	13.72%	12.78%	10.13%	- 23.83%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 255,492	$ 326,324	$ 393,068	$ 429,681	$ 363,264
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.32%	0.32%	0.32%	0.32%	0.32%
Expenses excluding waivers/reimbursements and expense reductions	0.69%	0.68%	0.69%	0.77%	0.71%
Net investment income (loss)	1.60%	1.83%	1.38%	1.49%	1.19%
Portfolio turnover rate	6%	4%	3%	13%	7%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

Fundamental Large Cap Fund

	Year Ended July 31,
CLASS A	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 23.25	$ 20.85	$ 20.02	$ 18.58	$ 23.92
Income from investment operations
Net investment income (loss)	0.11 [1]	0.14 [1]	0.07 [1]	0.12 [1]	0.03 [1]
Net realized and unrealized gains or losses on investments	0.52	3.64	2.21	1.41	- 4.39
Total from investment operations	0.63	3.78	2.28	1.53	- 4.36

Distributions to shareholders from
Net investment income	- 0.08	- 0.12	0 [2]	- 0.09	0
Net realized gains	- 0.43	- 1.26	- 1.45	0	- 0.98
Total distributions to shareholders	- 0.51	- 1.38	- 1.45	- 0.09	- 0.98

Net asset value, end of period	$ 23.37	$ 23.25	$ 20.85	$ 20.02	$ 18.58
Total return [3]	2.76%	18.77%	11.78%	8.32%	- 18.72%
Ratios and supplemental data
Net assets, end of period (millions)	$ 642	$ 794	$ 364	$ 125	$ 103
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.38%	1.39%	1.61%	1.70%	1.56%
Expenses excluding waivers/reimbursements and expense reductions	1.40%	1.49%	1.65%	1.70%	1.56%
Net investment income (loss)	0.49%	0.62%	0.36%	0.65%	0.14%
Portfolio turnover rate	21%	44%	87%	72%	74%

	Year Ended July 31,
CLASS B	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 21.86	$ 19.72	$ 19.14	$ 17.80	$ 23.14
Income from investment operations
Net investment income (loss)	- 0.05 [1]	- 0.01 [1]	- 0.08 [1]	- 0.01 [1]	- 0.12 [1]
Net realized and unrealized gains or losses on investments	0.49	3.42	2.11	1.36	- 4.24
Total from investment operations	0.44	3.41	2.03	1.35	- 4.36

Distributions to shareholders from
Net investment income	0	- 0.01	0	- 0.01	0
Net realized gains	- 0.43	- 1.26	- 1.45	0	- 0.98
Total distributions to shareholders	- 0.43	- 1.27	- 1.45	- 0.01	- 0.98

Net asset value, end of period	$ 21.87	$ 21.86	$ 19.72	$ 19.14	$ 17.80
Total return [3]	2.07%	17.93%	10.97%	7.60%	- 19.37%
Ratios and supplemental data
Net assets, end of period (millions)	$ 214	$ 340	$ 272	$ 242	$ 313
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.07%	2.10%	2.33%	2.43%	2.31%
Expenses excluding waivers/reimbursements and expense reductions	2.09%	2.20%	2.37%	2.43%	2.31%
Net investment income (loss)	- 0.21%	- 0.03%	- 0.36%	- 0.05%	- 0.60%
Portfolio turnover rate	21%	44%	87%	72%	74%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Amount represents less than $0.005 per share.

3.  Excluding applicable sales charges

	Year Ended July 31,
CLASS C	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 21.86	$ 19.72	$ 19.14	$ 17.81	$ 23.14
Income from investment operations
Net investment income (loss)	- 0.05 [1]	0 [1]	- 0.08 [1]	- 0.01 [1]	- 0.12 [1]
Net realized and unrealized gains or losses on investments	0.49	3.42	2.11	1.35	- 4.23
Total from investment operations	0.44	3.42	2.03	1.34	- 4.35

Distributions to shareholders from
Net investment income	0	- 0.02	0	- 0.01	0
Net realized gains	- 0.43	- 1.26	- 1.45	0	- 0.98
Total distributions to shareholders	- 0.43	- 1.28	- 1.45	- 0.01	- 0.98

Net asset value, end of period	$ 21.87	$ 21.86	$ 19.72	$ 19.14	$ 17.81
Total return [2]	2.07%	17.95%	10.97%	7.54%	- 19.32%
Ratios and supplemental data
Net assets, end of period (millions)	$ 86	$ 110	$ 116	$ 12	$ 12
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.08%	2.10%	2.31%	2.43%	2.31%
Expenses excluding waivers/reimbursements and expense reductions	2.10%	2.20%	2.35%	2.43%	2.31%
Net investment income (loss)	- 0.21%	- 0.01%	- 0.35%	- 0.07%	- 0.60%
Portfolio turnover rate	21%	44%	87%	72%	74%

	Year Ended July 31,
CLASS I	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 23.63	$ 21.16	$ 20.26	$ 18.80	$ 24.14
Income from investment operations
Net investment income (loss)	0.19 [1]	0.20 [1]	0.13 [1]	0.17 [1]	0.09 [1]
Net realized and unrealized gains or losses on investments	0.52	3.70	2.25	1.44	- 4.45
Total from investment operations	0.71	3.90	2.38	1.61	- 4.36

Distributions to shareholders from
Net investment income	- 0.15	- 0.17	- 0.03	- 0.15	0
Net realized gains	- 0.43	- 1.26	- 1.45	0	- 0.98
Total distributions to shareholders	- 0.58	- 1.43	- 1.48	- 0.15	- 0.98

Net asset value, end of period	$ 23.76	$ 23.63	$ 21.16	$ 20.26	$ 18.80
Total return	3.08%	19.12%	12.12%	8.64%	- 18.54%
Ratios and supplemental data
Net assets, end of period (millions)	$ 263	$ 292	$ 83	$ 93	$ 113
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	1.08%	1.33%	1.43%	1.31%
Expenses excluding waivers/reimbursements and expense reductions	1.10%	1.18%	1.37%	1.43%	1.31%
Net investment income (loss)	0.80%	0.87%	0.64%	0.94%	0.40%
Portfolio turnover rate	21%	44%	87%	72%	74%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

Large Cap Value Fund

	Year Ended July 31,				Year Ended February 28,
CLASS A	2006	2005	2004	2003 [1]	2003 [2]	2002 [2,3]
Net asset value, beginning of period	$ 11.54	$ 10.36	$ 8.84	$ 7.76	$ 10.83	$ 11.37
Income from investment operations
Net investment income (loss)	0.11	0.12	0.10 [4]	0.05	0.24	0.22
Net realized and unrealized gains or losses on investments	- 0.14	1.17	1.51	1.21	- 2.59	0.03 [5]
Total from investment operations	- 0.03	1.29	1.61	1.26	- 2.35	0.25

Distributions to shareholders from
Net investment income	- 0.11	- 0.11	- 0.09	- 0.18	- 0.12	- 0.20
Net realized gains	0	0	0	0	- 0.60	- 0.59
Total distributions to shareholders	- 0.11	- 0.11	- 0.09	- 0.18	- 0.72	- 0.79

Net asset value, end of period	$ 11.40	$ 11.54	$ 10.36	$ 8.84	$ 7.76	$ 10.83
Total return [6]	- 0.25%[7]	12.51%	18.23%	16.32%	- 22.64%	2.17%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 48,755	$ 61,818	$ 44,423	$ 22,310	$ 17,730	$ 114,299
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.16%	1.12%	1.19%	1.17%[8]	0.78%	0.75%
Expenses excluding waivers/reimbursements and expense reductions	1.34%	1.33%	1.57%	1.95%[8]	1.06%	0.94%
Net investment income (loss)	0.90%	1.15%	1.01%	1.38%[8]	1.52%	1.97%
Portfolio turnover rate	99%	60%	130%	56%	150%	72%

	Year Ended July 31,				Year Ended February 28,
CLASS B	2006	2005	2004	2003 [1]	2003 [9]
Net asset value, beginning of period	$ 11.51	$ 10.34	$ 8.82	$ 7.76	$ 8.55
Income from investment operations
Net investment income (loss)	0.01	0.04	0.02 [4]	0.01 [4]	0 [4]
Net realized and unrealized gains or losses on investments	- 0.13	1.15	1.51	1.20	- 0.79
Total from investment operations	- 0.12	1.19	1.53	1.21	- 0.79

Distributions to shareholders from
Net investment income	- 0.02	- 0.02	- 0.01	- 0.15	0

Net asset value, end of period	$ 11.37	$ 11.51	$ 10.34	$ 8.82	$ 7.76
Total return [6]	- 1.05%[7]	11.57%	17.33%	15.71%	- 9.24%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 21,500	$ 25,751	$ 19,835	$ 5,790	$ 1,174
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.94%	1.94%	2.05%	2.14%[8]	2.15%[8]
Expenses excluding waivers/reimbursements and expense reductions	2.12%	2.11%	2.41%	2.91%[8]	2.15%[8]
Net investment income (loss)	0.12%	0.33%	0.15%	0.34%[8]	0.13%[8]
Portfolio turnover rate	99%	60%	130%	56%	150%

1.  For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.

2.  Effective at the close of business on January 3, 2003, the Fund acquired the net assets of GMO Pelican Fund. GMO Pelican Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to January 6, 2003 are those of GMO Pelican Fund.

3.  As required, effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended February 28, 2002 were a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

4.  Net investment income (loss) per share is based on average shares outstanding during the period.

5.  The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

6.  Excluding applicable sales charges

7.  Total return increased by 0.17% during the year due to a voluntary reimbursement by the investment sub-advisor for losses incurred due to the correction of a trading error.

8.  Annualized

9.  For the period from January 6, 2003 (commencement of class operations), to February 28, 2003.

	Year Ended July 31,				Year Ended February 28,
CLASS C	2006	2005	2004	2003 [1]	2003 [2]
Net asset value, beginning of period	$ 11.52	$ 10.35	$ 8.83	$ 7.76	$ 8.55
Income from investment operations
Net investment income (loss)	0.01	0.04	0.01 [3]	0.01 [3]	0 [3]
Net realized and unrealized gains or losses on investments	- 0.12	1.15	1.52	1.20	- 0.79
Total from investment operations	- 0.11	1.19	1.53	1.21	- 0.79

Distributions to shareholders from
Net investment income	- 0.02	- 0.02	- 0.01	- 0.14	0

Net asset value, end of period	$ 11.39	$ 11.52	$ 10.35	$ 8.83	$ 7.76
Total return [4]	- 0.97%[5]	11.54%	17.33%	15.73%	- 9.24%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 8,625	$ 11,827	$ 10,860	$ 2,824	$ 144
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.94%	1.94%	2.05%	2.16%[6]	2.14%[6]
Expenses excluding waivers/reimbursements and expense reductions	2.12%	2.11%	2.41%	2.93%[6]	2.14%[6]
Net investment income (loss)	0.12%	0.35%	0.15%	0.29%[6]	0.25%[6]
Portfolio turnover rate	99%	60%	130%	56%	150%

	Year Ended July 31,				Year Ended February 28,
CLASS I	2006	2005	2004	2003 [1]	2003 [2]
Net asset value, beginning of period	$ 11.53	$ 10.36	$ 8.84	$ 7.76	$ 8.55
Income from investment operations
Net investment income (loss)	0.12 [3]	0.13 [3]	0.12 [3]	0.09	0.01 [3]
Net realized and unrealized gains or losses on investments	- 0.11	1.17	1.50	1.17	- 0.80
Total from investment operations	0.01	1.30	1.62	1.26	- 0.79

Distributions to shareholders from
Net investment income	- 0.14	- 0.13	- 0.10	- 0.18	0

Net asset value, end of period	$ 11.40	$ 11.53	$ 10.36	$ 8.84	$ 7.76
Total return	0.05%[5]	12.60%	18.36%	16.36%	- 9.24%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 2,177	$ 46,279	$ 6,316	$ 476	$ 136
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.94%	0.94%	1.06%	1.14%[6]	1.21%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.12%	1.11%	1.42%	1.91%[6]	1.21%[6]
Net investment income (loss)	1.04%	1.18%	1.15%	1.34%[6]	1.09%[6]
Portfolio turnover rate	99%	60%	130%	56%	150%

1.  For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.

2.  For the period from January 6, 2003 (commencement of class operations), to February 28, 2003.

3.  Net investment income (loss) per share is based on average shares outstanding during the period.

4.  Excluding applicable sales charges

5.  Total return increased by 0.18% during the year due to a voluntary reimbursement by the investment sub-advisor for losses incurred due to the correction of a trading error.

6.  Annualized

Small Cap Value Fund

	Year Ended July 31,				Year Ended August 31,
CLASS A	2006	2005	2004	2003 [1,2]	2002 [2]	2001 [2]
Net asset value, beginning of period	$ 24.45	$ 20.94	$ 18.50	$ 16.72	$ 17.51	$ 14.89
Income from investment operations
Net investment income (loss)	- 0.04	- 0.12	- 0.07	- 0.10	- 0.14	- 0.06
Net realized and unrealized gains or losses on investments	0.99	5.04	3.02	1.91	- 0.16	3.46
Total from investment operations	0.95	4.92	2.95	1.81	- 0.30	3.40

Distributions to shareholders from
Net realized gains	- 1.28	- 1.41	- 0.51	- 0.03	- 0.49	- 0.78

Net asset value, end of period	$ 24.12	$ 24.45	$ 20.94	$ 18.50	$ 16.72	$ 17.51
Total return [3]	4.12%	24.39%[4]	16.16%	10.86%	- 1.76%	23.94%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 91,139	$ 100,763	$ 66,878	$ 35,905	$ 26,335	$ 8,922
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.43%	1.53%	1.60%	1.76%[5]	1.75%	1.75%
Expenses excluding waivers/reimbursements and expense reductions	1.43%	1.53%	1.60%	1.81%[5]	1.86%	2.04%
Net investment income (loss)	- 0.11%	- 0.59%	- 0.54%	- 0.70%[5]	- 0.80%	- 0.38%
Portfolio turnover rate	42%	56%	43%	27%	31%	52%

Year Ended July 31,
CLASS B	2006	2005	2004	2003 [6]
Net asset value, beginning of period	$ 24.48	$ 21.11	$ 18.76	$ 16.21
Income from investment operations
Net investment income (loss)	- 0.24	- 0.22	- 0.12	- 0.06 [7]
Net realized and unrealized gains or losses on investments	1.01	5.00	2.98	2.61
Total from investment operations	0.77	4.78	2.86	2.55

Distributions to shareholders from
Net realized gains	- 1.28	- 1.41	- 0.51	0
Net asset value, end of period	$ 23.97	$ 24.48	$ 21.11	$ 18.76
Total return [3]	3.35%	23.49%[8]	15.45%	15.73%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 10,178	$ 11,086	$ 5,663	$ 163
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.18%	2.24%	2.25%	2.47%[5]
Expenses excluding waivers/reimbursements and expense reductions	2.18%	2.24%	2.25%	2.47%[5]
Net investment income (loss)	- 0.86%	- 1.29%	- 1.20%	- 1.40%[5]
Portfolio turnover rate	42%	56%	43%	27%

1.  For the eleven months ended July 31, 2003. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 2003.

2.  Effective at the close of business on April 25, 2003, the Fund acquired the net assets of Undiscovered Managers Small Cap Value Fund (“Undiscovered Managers Fund”). Undiscovered Managers Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to April 28, 2003 are those of Investor Class shares of Undiscovered Managers Fund.

3.  Excluding applicable sales charges

4.  Total return increased 0.16% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

5.  Annualized

6.  For the period from April 25, 2003 (commencement of class operations), to July 31, 2003.

7.  Net investment income (loss) per share is based on average shares outstanding during the period.

8.  Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

Year Ended July 31,
CLASS C	2006	2005	2004	2003 [1]
Net asset value, beginning of period	$ 24.50	$ 21.12	$ 18.77	$ 16.21
Income from investment operations
Net investment income (loss)	- 0.26	- 0.20	- 0.12	- 0.05 [2]
Net realized and unrealized gains or losses on investments	1.03	4.99	2.98	2.61
Total from investment operations	0.77	4.79	2.86	2.56

Distributions to shareholders from
Net realized gains	- 1.28	- 1.41	- 0.51	0

Net asset value, end of period	$ 23.99	$ 24.50	$ 21.12	$ 18.77
Total return [3]	3.35%	23.53%[4]	15.44%	15.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 10,188	$ 11,976	$ 5,510	$ 11
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.18%	2.24%	2.25%	2.39%[5]
Expenses excluding waivers/reimbursements and expense reductions	2.18%	2.24%	2.25%	2.39%[5]
Net investment income (loss)	- 0.86%	- 1.30%	- 1.20%	- 1.29%[5]
Portfolio turnover rate	42%	56%	43%	27%

	Year Ended July 31,				Year Ended August 31,
CLASS I	2006	2005	2004	2003 [6,7]	2002 [7]	2001 [7]
Net asset value, beginning of period	$ 25.05	$ 21.36	$ 18.80	$ 16.94	$ 17.67	$ 14.97
Income from investment operations
Net investment income (loss)	0.03	- 0.07	- 0.05	- 0.05	- 0.08	0
Net realized and unrealized gains or losses on investments	1.01	5.17	3.12	1.94	- 0.16	3.48
Total from investment operations	1.04	5.10	3.07	1.89	- 0.24	3.48

Distributions to shareholders from
Net investment income	0	0	0	0	0	0 [8]
Net realized gains	- 1.28	- 1.41	- 0.51	- 0.03	- 0.49	- 0.78
Total distributions to shareholders	- 1.28	- 1.41	- 0.51	- 0.03	- 0.49	- 0.78

Net asset value, end of period	$ 24.81	$ 25.05	$ 21.36	$ 18.80	$ 16.94	$ 17.67
Total return	4.39%	24.76%[9]	16.55%	11.19%	- 1.40%	24.37%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 348,269	$ 335,601	$ 216,778	$ 154,397	$ 108,157	$ 73,217
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.18%	1.24%	1.26%	1.40%[5]	1.40%	1.40%
Expenses excluding waivers/reimbursements and expense reductions	1.18%	1.24%	1.26%	1.45%[5]	1.51%	1.69%
Net investment income (loss)	0.14%	- 0.30%	- 0.21%	- 0.35%[5]	- 0.45%	- 0.03%
Portfolio turnover rate	42%	56%	43%	27%	31%	52%

1.  For the period from April 25, 2003 (commencement of class operations), to July 31, 2003.

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

3.  Excluding applicable sales charges

4.  Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

5.  Annualized

6.  For the eleven months ended July 31, 2003. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 2003.

7.  Effective at the close of business on April 25, 2003, the Fund acquired the net assets of Undiscovered Managers Small Cap Value Fund (“Undiscovered Managers Fund”). Undiscovered Managers Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to April 28, 2003 are those of Institutional Class shares of Undiscovered Managers Fund.

8.  Amount represents less than $0.005 per share.

9.  Total return increased 0.14% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

Special Values Fund

	Year Ended July 31,					Year Ended November 30,
CLASS A	2006	2005	2004	2003	2002 [1,2]	2001 [1]
Net asset value, beginning of period	$ 30.03	$ 25.16	$ 20.62	$ 18.09	$ 20.29	$ 16.53
Income from investment operations
Net investment income (loss)	0.07	0.35	0	- 0.02	0.01	0.16 [3]
Net realized and unrealized gains or losses on investments	1.95	5.87	4.54	3.12	- 0.97	3.97
Total from investment operations	2.02	6.22	4.54	3.10	- 0.96	4.13

Distributions to shareholders from
Net investment income	- 0.21	- 0.18	0	0	- 0.10	- 0.24
Net realized gains	- 3.29	- 1.17	0	- 0.57	- 1.14	- 0.13
Total distributions to shareholders	- 3.50	- 1.35	0	- 0.57	- 1.24	- 0.37

Net asset value, end of period	$ 28.55	$ 30.03	$ 25.16	$ 20.62	$ 18.09	$ 20.29
Total return [4]	7.82%	25.55%	22.02%	17.63%	- 5.23%	25.43%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 923,225	$ 1,161,899	$ 659,114	$ 375,118	$ 81,516	$ 76,469
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.31%	1.35%	1.37%	1.24%	1.19%[5]	1.20%
Expenses excluding waivers/reimbursements and expense reductions	1.34%	1.40%	1.45%	1.36%	1.24%[5]	1.20%
Net investment income (loss)	0.33%	1.36%	- 0.01%	- 0.13%	0.08%[5]	0.84%
Portfolio turnover rate	49%	42%	38%	45%	32%	45%

	Year Ended July 31,					Year Ended November 30,
CLASS B	2006	2005	2004	2003	2002 [2,6]	2001 [6]
Net asset value, beginning of period	$ 29.25	$ 24.54	$ 20.26	$ 17.92	$ 20.10	$ 16.40
Income from investment operations
Net investment income (loss)	- 0.13	0.15	- 0.16	- 0.19 [3]	- 0.11 [3]	0 [3]
Net realized and unrealized gains or losses on investments	1.86	5.73	4.44	3.10	- 0.92	3.96
Total from investment operations	1.73	5.88	4.28	2.91	- 1.03	3.96

Distributions to shareholders from
Net investment income	0	0	0	0	- 0.01	- 0.13
Net realized gains	- 3.29	- 1.17	0	- 0.57	- 1.14	- 0.13
Total distributions to shareholders	- 3.29	- 1.17	0	- 0.57	- 1.15	- 0.26

Net asset value, end of period	$ 27.69	$ 29.25	$ 24.54	$ 20.26	$ 17.92	$ 20.10
Total return [4]	6.94%	24.69%	21.13%	16.79%	- 5.67%	24.42%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 179,710	$ 211,594	$ 202,069	$ 159,896	$ 2,967	$ 1,153
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.06%	2.06%	2.06%	2.02%	1.95%[5]	1.95%
Expenses excluding waivers/reimbursements and expense reductions	2.09%	2.11%	2.14%	2.12%	2.00%[5]	1.95%
Net investment income (loss)	- 0.42%	0.62%	- 0.71%	- 0.99%	- 0.68%[5]	0.02%
Portfolio turnover rate	49%	42%	38%	45%	32%	45%

1.  Effective at the close of business on June 14, 2002, the Fund acquired the net assets of Wachovia Special Values Fund. Wachovia Special Values Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to June 17, 2002 are those of Class A shares of Wachovia Special Values Fund.

2.  For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.

3.  Net investment income (loss) per share is based on average shares outstanding during the period.

4.  Excluding applicable sales charges

5.  Annualized

6.  Effective at the close of business on June 14, 2002, the Fund acquired the net assets of Wachovia Special Values Fund. Wachovia Special Values Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to June 17, 2002 are those of Class B shares of Wachovia Special Values Fund.

	Year Ended July 31,					Year Ended November 30,
CLASS C	2006	2005	2004	2003	2002 [1,2]	2001 [1,3]
Net asset value, beginning of period	$ 29.30	$ 24.61	$ 20.31	$ 17.96	$ 20.16	$ 17.46
Income from investment operations
Net investment income (loss)	- 0.12	0.19	- 0.14	- 0.18 [4]	- 0.12 [4]	- 0.01
Net realized and unrealized gains or losses on investments	1.86	5.70	4.44	3.10	- 0.92	3.12
Total from investment operations	1.74	5.89	4.30	2.92	- 1.04	3.11

Distributions to shareholders from
Net investment income	0	- 0.03	0	0	- 0.02	- 0.28
Net realized gains	- 3.29	- 1.17	0	- 0.57	- 1.14	- 0.13
Total distributions to shareholders	- 3.29	- 1.20	0	- 0.57	- 1.16	- 0.41

Net asset value, end of period	$ 27.75	$ 29.30	$ 24.61	$ 20.31	$ 17.96	$ 20.16
Total return [5]	6.97%	24.66%	21.17%	16.74%	- 5.66%	18.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 137,808	$ 151,718	$ 106,126	$ 65,833	$ 1,908	$ 367
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.06%	2.07%	2.07%	2.01%	1.95%[6]	1.95%[6]
Expenses excluding waivers/reimbursements and expense reductions	2.09%	2.12%	2.15%	2.13%	2.00%[6]	1.95%[6]
Net investment income (loss)	- 0.42%	0.63%	- 0.71%	- 0.95%	- 0.70%[6]	- 0.05%[6]
Portfolio turnover rate	49%	42%	38%	45%	32%	45%

	Year Ended July 31,					Year Ended November 30,
CLASS I	2006	2005	2004	2003	2002 [2,7]	2001 [7]
Net asset value, beginning of period	$ 30.20	$ 25.28	$ 20.66	$ 18.13	$ 20.34	$ 16.57
Income from investment operations
Net investment income (loss)	0.15	0.44	0.07	0.04	0.05	0.20 [4]
Net realized and unrealized gains or losses on investments	1.94	5.90	4.55	3.11	- 0.97	3.98
Total from investment operations	2.09	6.34	4.62	3.15	- 0.92	4.18

Distributions to shareholders from
Net investment income	- 0.27	- 0.25	0 [8]	- 0.05	- 0.15	- 0.28
Net realized gains	- 3.29	- 1.17	0	- 0.57	- 1.14	- 0.13
Total distributions to shareholders	- 3.56	- 1.42	0	- 0.62	- 1.29	- 0.41

Net asset value, end of period	$ 28.73	$ 30.20	$ 25.28	$ 20.66	$ 18.13	$ 20.34
Total return	8.05%	25.91%	22.39%	17.89%	- 5.04%	25.74%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,072,390	$ 1,069,191	$ 1,002,368	$ 689,126	$ 215,922	$ 198,817
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.06%	1.06%	1.06%	0.97%	0.94%[6]	0.95%
Expenses excluding waivers/reimbursements and expense reductions	1.09%	1.11%	1.14%	1.08%	0.99%[6]	0.95%
Net investment income (loss)	0.58%	1.64%	0.30%	0.15%	0.34%[6]	1.08%
Portfolio turnover rate	49%	42%	38%	45%	32%	45%

1.  Effective at the close of business on June 14, 2002, the Fund acquired the net assets of Wachovia Special Values Fund. Wachovia Special Values Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to June 17, 2002 are those of Class C shares of Wachovia Special Values Fund.

2.  For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.

3.  For the period from December 12, 2000 (commencement of class operations), to November 30, 2001.

4.  Net investment income (loss) per share is based on average shares outstanding during the period.

5.  Excluding applicable sales charges

6.  Annualized

7.  Effective at the close of business on June 14, 2002, the Fund acquired the net assets of Wachovia Special Values Fund. Wachovia Special Values Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to June 17, 2002 are those of Class Y shares of Wachovia Special Values Fund.

8.  Amount represents less than $ 0.005 per share.

OTHER FUND PRACTICES

The Funds may invest in futures and options, which are forms of derivatives. Large Cap Value Fund and Small Cap Value Fund may also invest in a variety of other derivatives, including strategies that make use of interest rate swaps and other interest rate transactions. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks, including market risk and the credit risk of the counterparty to the derivatives contract. Derivative transactions typically involve leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to closely track, and the risk that a derivative transaction may not have the effect the Fund's investment advisor anticipated. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Derivatives are generally used to hedge a Fund’s portfolio against market decline, to establish or maintain a Fund’s exposure to one or more markets, to manage cash or to attempt to increase returns. Although these practices are intended to enhance the Fund’s performance, these practices may actually reduce returns or increase volatility.

Although not a principal investment strategy, Special Values Fund may invest up to 20% of its assets in foreign securities. Investments in foreign securities may subject the Fund, and therefore the value of the Fund's shares, to foreign investment risk. For a discussion of this risk, see "Overview of Fund Risks" on page 2.

The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover in the table in the "Financial Highlights" section of this prospectus.

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

Through April 1, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Funds, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If a Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, a Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. A Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund’s ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund’s trading restrictions. A majority of the Fund's shares may be held in omnibus accounts. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Effective April 2, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Portfolio holdings information will remain available until it is updated at the next month or quarter end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit our Web site at EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen funds service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
S&P 500® Index (S&P 500)	The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	Equity Index Fund Fundamental Large Cap Fund
Russell 1000® Value Index (Russell 1000 Value)

The Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted earnings and growth rates.

Disciplined Value Fund Equity Income Fund Large Cap Value Fund
Russell 2000® Value Index (Russell 2000 Value)

The Russell 2000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Small Cap Value Fund Special Values Fund

Evergreen Express Line

Call 1.800.346.3858

24 hours a day to

  check your account
  order a statement
  get a Fund’s current price, yield and total return
  buy, redeem or exchange Fund shares

Shareholder Services

Call 1.800.343.2898

Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

  buy, redeem or exchange Fund shares
  order applications
  get assistance with your account

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Monday-Friday, 8 a.m. to 6 p.m. Eastern time

Write us a letter

·  Evergreen Investments

·  P.O. Box 8400

·  Boston, MA 02266-8400

  to buy, redeem or exchange Fund shares
  to change the registration on your account
  for general correspondence

For express, registered or certified mail

·  Evergreen Investments

·  30 Dan Road

·  Canton, MA 02021-2809

Visit us on-line

·  EvergreenInvestments.com

Regular communications you will receive
Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen Investments of any inaccuracies.

Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen Investments of any inaccuracies.

Annual and Semiannual Reports — You will receive a detailed financial report twice a year on each Fund in which you invest.

Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns.

For More Information About the Evergreen Domestic Equity Funds II, Ask for:

  Each Fund's most recent Annual or Semiannual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio managers regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.
  The Statement of Additional Information (SAI), which contains more detailed information about the Funds and their policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of these documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded, free of charge, off our Web site at EvergreenInvestments.com.

Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034.

·  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2006. 551539 RV8 (12/06)

SEC File No.: 811-08413

SEC File No.: 811-08363

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS FOR Evergreen Disciplined Small-MID Value Fund

CLASS A

Prospectus, December 1, 2006

Evergreen
Domestic Equity Funds II

Evergreen Disciplined Small-Mid Value Fund
Class A

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARY:

Overview of Fund Risks
Evergreen Disciplined Small-Mid Value Fund

GENERAL INFORMATION:

The Fund's Investment Advisor
The Fund's Portfolio Manager
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How To Reduce or Eliminate Your Sales Charge
Shareholder Transactions
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Fund; Distributions
More Information about the Fund's Fees and Expenses
Financial Highlights
Other Fund Practices
Index Description

Fund Summary Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's investment goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Overview of Fund Risks

Disciplined Small-Mid Value Fund

typically relies on a combination of the following strategies:

  investing primarily in common stocks of small- and medium-sized U.S. companies;
  investing in companies the portfolio manager believes are undervalued and have the potential for above average growth; and
  selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds a portfolio manager's targeted value; iii) when the investment no longer appears to meet the Fund's investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

may be appropriate for investors who:

  are seeking long-term capital growth.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Disciplined Small-Mid Value Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  Common Stocks of Small- and Medium-sized U.S. Companies

Class of Shares Offered in this Prospectus:

·  Class A

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  William E. Zieff

NASDAQ Symbol:

·  EDASX

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small- and medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2500® Value Index, measured at the time of purchase). As of its last reconstitution on June 30, 2006, the Russell 2500® Value Index had a market capitalization range of approximately $83 million to $6.5 billion. In addition, the Fund seeks to maintain a dollar-weighted average market capitalization within the range of the Russell 2500® Value Index.

The Fund’s portfolio manager generally looks for stocks that he considers to be undervalued at the time of purchase and to have the potential for long-term capital growth. In selecting these stocks, the portfolio manager will consider, among other things, the issuer’s earning power and the value of the issuer’s assets.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

Since the Fund commenced operations on 12/14/2005, total return information is not yet available for a full calendar year. Financial information for the Fund from 12/14/2005 through 7/31/2006 is available in the "Financial Highlights" section of this prospectus.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees shown in the table below can be found under the sections of this prospectus entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund's fiscal period ended 7/31/2006.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[1]
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [1]

1.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class A
Management Fees	0.70%
12b-1 Fees	0.30%
Other Expenses	2.50%
Total Annual Fund Operating Expenses (Before Waiver)	3.50%
Waiver of Fund Expenses	- 2.28%
Total Annual Fund Operating Expenses (After Waiver) [2,3]	1.22%

2.  The Fund's investment advisor has contractually agreed to waive its fee and/or reimburse expenses through December 13, 2007 in order to limit Total Annual Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Annual Fund Operating Expenses (After Waiver) listed above.

3.  The Fund's investment advisor and/or principal underwriter may voluntarily waive their fees and/or reimburse the Fund for certain of its expenses in order to reduce the Fund's expense ratio. The Fund's investment advisor or principal underwriter may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses (After Waiver) listed above do not reflect voluntary fee waivers and/or expense reimbursements. The Fund's investment advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses in order to cap the Fund's Total Annual Fund Operating Expenses at 1.17%.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class A
1 year	$ 692
3 years	$ 1,387
5 years	$ 2,103
10 years	$ 3,989

THE FUND'S INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Evergreen funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $103.9 billion in assets for the Evergreen funds as of 12/31/2005. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $521 billion in consolidated assets as of 12/31/2005. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

The Fund will pay EIMC an annual contractual advisory fee of 0.70% of the first $1 billion of the Fund’s average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. EIMC has contractually agreed to waive the advisory fee for the first year of operations in order to cap Class A Total Fund Operating Expenses at 1.22%. Accordingly, for the fiscal period ended July 31, 2006, the Fund did not pay EIMC an advisory fee.

For a discussion regarding the considerations of the Fund's Board of Trustees in approving the Fund's investment advisory agreement, please see the Fund's Semiannual Report for the period ended January 31, 2006.

Legal Proceedings

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (NASD) has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUND'S PORTFOLIO MANAGER

William E. Zieff is Chief Investment Officer and Managing Director with EIMC’s Global Structured Products Group. Mr. Zieff joined EIMC in 2000 and has more than 20 years of investment experience. Prior to joining EIMC, he was Managing Director and Chief Investment Officer of the Global Asset Allocation Group at Putnam Investments, Inc. Mr. Zieff has managed the Fund since its inception.

The Fund's Statement of Additional Information (SAI) contains additional information about the Fund's portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. The Evergreen Funds reserve the right to adjust the time that a Fund calculates its NAV to coincide with an earlier closing of the market or due to other unusual circumstances. If a Fund offers multiple classes of shares, the NAV of each class of shares is calculated separately.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

A Fund's investments are typically valued using current market quotations when these quotations are readily available and considered reliable by Evergreen. For example, market quotations may not be considered reliable if the market for a particular security is highly illiquid or the security has not been traded recently. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value. Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. All other investments are valued at their fair value determined according to policies established and reviewed periodically by the Fund's Board of Trustees. The Board of Trustees will continue to monitor and evaluate the Fund's fair value method.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. market subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) may not be reflected in the Fund's NAV that day. The Fund's pricing policies provide that the foreign exchange rates may be valued at a later time if an event or development has occurred subsequent to 2:00 p.m. Eastern time that has materially affected the foreign exchange rate.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

  Most importantly, read the prospectus to see if the Fund is suitable for you.
  Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading a fund's prospectus. He or she can also assist you through all phases of opening your account.
  Request any additional information you want about the Fund, such as the SAI, Annual Report or Semiannual Report by calling 1.800.343.2898.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Fund offers two classes of shares. Only Class A shares are offered in this prospectus. The Fund offers Class I shares at NAV with no front-end sales charge, deferred sales charge or 12b-1 fee to those with at least $1 million to invest in the Fund. Pay particularly close attention to the fee structure before you invest so you know how much you will be paying.

There are several ways in which you may be able to reduce or eliminate sales charges. For example, combining the amounts held in Evergreen fund accounts by certain family members, or committing to invest an amount eligible for reduced sales charges within a certain period of time, may allow you to reduce or eliminate the sales charge. You may also be able to eliminate your sales charge based on how you make your investment in the Evergreen funds (such as through a financial advisor’s wrap account program), based on your relationship to the Evergreen funds and their related companies (for example, if you are an employee of Wachovia or a broker-dealer that sells Evergreen funds) and under certain other circumstances (for example, upon the death or disability of a shareholder named on the account). See "How To Reduce or Eliminate Your Sales Charge" for more details about these programs, and remember to inform Evergreen or your investment professional of any other holdings in Evergreen funds or circumstances that may make you eligible for reduced sales charges.

For additional information regarding this fee, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI.

Class A

If you select Class A shares, you may pay a front-end sales charge as described in the following table, but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). In addition, Class A shares are subject to an expense known as 12b-1 fees.

The front-end sales charge is deducted from your investment before it is invested in a Fund. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "How to Reduce or Eliminate Your Sales Charge"):

Your Investment	Sales Charge as a % of Offering Price [1,2]	Sales Charge as a % of Your Net Investment [1]	Dealer Commission as a % of Offering Price [3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1.  The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2.  The offering price includes the applicable front-end sales charge.

3.  The Dealer Commission is generally paid from the sales charge you pay upon investing in the Fund.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using distributions from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% contingent deferred sales charge if you redeem any such shares within one year. For more information, see "Calculating the Contingent Deferred Sales Charge" later in this section. The holding period for the contingent deferred sales charge for Class A shares ends on the first day of the same month of the following calendar year after your purchase is accepted. For example, if you invest $1 million or more in Class A shares on July 22nd, a redemption of any of those shares will be subject to the 1.00% contingent deferred sales charge through June 30th of the following year.

The front-end sales charge may be reduced or eliminated under certain circumstances. See "How To Reduce or Eliminate Your Sales Charge."

Calculating the Contingent Deferred Sales Charge

If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to keep the contingent deferred sales charge a shareholder would pay as low as possible. The contingent deferred sales charge on any redemption is, to the extent permitted by NASD, paid to EIS or its predecessor.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements.

HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE

There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with a Fund or through a financial intermediary.

Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts, or any other facts and circumstances, that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. You should provide information and records regarding shares of Evergreen funds held in all accounts with your investment professional or any other financial intermediary by you and/or members of your immediate family. For further details on exactly who is a member of your immediate family, please see the discussion entitled "Immediate Family Members" at the end of this section.

You can find information relating to the Fund's sales charge, sales charge reduction and elimination programs free of charge at EvergreenInvestments.com, as well as the section entitled "Purchase and Redemption of Shares" in the SAI.

Class A

Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Shares held through other financial service firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Evergreen funds investments held by the members of your immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section), including the value of Evergreen funds investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. However, the value of Evergreen funds investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A, Class B and/or Class C shares in multiple Evergreen funds, excluding amounts that you invest in any Evergreen money market funds on which no sales charge will be paid, at the same time. The combined dollar amount invested in Class A, Class B and Class C shares will determine the front-end sales charge applied to all of your current Class A share purchases. For example, if you invest $75,000 in each of two different Evergreen funds, you pay a sales charge based on a $150,000 purchase (e.g., 3.75% of the offering price, rather than 4.50%). Shares held through other financial service firms may not be added to your current purchase for purposes of determining your Class A sales charge.

NAV Purchases. The Fund may sell Class A shares at NAV (without a front-end or contingent deferred sales charge) to the following:

  Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
  Employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
  Corporate-sponsored retirement plans and non-qualified deferred compensation plans, in each case sponsored by an organization having 100 or more eligible employees. Such purchases are subject to a dealer commission of 1.00% of the amount of purchase paid to the dealer by EIS (subject to recapture by EIS from the dealer if the purchase is redeemed within 12 months after the month of purchase).
  Institutional investors (which may include bank trust departments and registered investment advisors).
  Wrap or separately managed accounts, which are accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen, charge their clients a management, consulting, advisory or other fee and place trades for the accounts of their clients.
  In connection with the court-approved settlement of the lawsuit, O'Malley v. Boris, C.A. No. 15735-NC, a class action involving certain successors in interest to EVEREN Securities, Inc., Evergreen has agreed to permit class members to purchase up to $50,000 in Class A shares of certain eligible mutual funds, including the Fund, at NAV without a front-end sales charge. Class members may transfer this benefit to certain family members and related entities. This benefit expires as of April 29, 2009.

Reinstatement Privileges (in effect until April 2, 2007). Subject to the Fund's Short-Term Trading Policy, within 90 days of redeeming out of an Evergreen fund, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund in an account registered in the same name(s). If a contingent deferred sales charge was deducted from your redemption proceeds, the amount of the contingent deferred sales charge attributable to the amount reinvested will be credited to your account at the NAV on the date of reinstatement. Your contingent deferred sales charge schedule will resume from the time of the original redemption. Any redemption fee charged in connection with the redemption will not be refunded in connection with these privileges. If you are eligible for reinstatement, you must inform Evergreen or your investment professional at the time of your reinvestment or you may not receive reinstatement in accordance with these privileges.

Immediate Family Members

Immediate family members include the following, and only the following:

Your spouse, who is the person to whom you are legally married. We also consider your spouse to include the following:

  an individual of the same sex with whom you have been joined in a civil union, or legal contract similar to marriage;
  a domestic partner, who is an individual (including one of the same sex) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and
  an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent.

Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters. We do not consider your siblings to include any brother-in-law or sister-in-law.

Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis. We do not consider your children to include any daughter-in-law, son-in-law or grandchild.

SHAREHOLDER TRANSACTIONS

Evergreen funds make investing easy. Once you decide on an amount and a share class, talk to your investment professional and send in your payment, or simply fill out an application.

Small Account Fee

The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000. The funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Evergreen funds. The Evergreen funds will notify you prior to assessing this fee, so that you can increase your account balance above the minimum, consolidate your accounts, or liquidate your account. You may take these actions at any time by contacting your investment professional or Evergreen.

Minimum Investments

	Minimum Initial Purchase of Class A Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000 [1,2]	None
IRAs	$ 1,000 [1,2]	None
Systematic Investment Plan	$ 500 [2]	$50/monthly

1.  The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.

2.  Minimum initial purchase amount for Evergreen Equity Index Fund and Evergreen Large Cap Equity Fund is $25,000. Shareholders of Evergreen Equity Index Fund and Evergreen Large Cap Equity Fund who held shares in a registered name prior to December 1, 2005 may continue to retain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to above.

HOW TO BUY SHARES

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional

  Complete and sign the account application. Applications may be downloaded off our Web site at EvergreenInvestments.com.
  Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks, money orders or Automated Clearing House (ACH) drafts will not be accepted.
  Mail the application and your check to the address below:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

    Evergreen Investments
    30 Dan Road
    Canton, MA 02021-2809
  Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

  Make your check payable to Evergreen funds.
  Write a note specifying:

    the Fund name and number
    share class
    your account number
    the name(s) in which the account is registered
    any information regarding other accounts you hold
  Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

By Phone

  Complete the account application and mail to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

    Evergreen Investments
    30 Dan Road
    Canton, MA 02021-2809
  Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
  Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

  Call the Evergreen Express Line at 1.800.346.3858
  24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  Instruct your bank to send Federal Funds Wire (offers immediate access to funds)
  If your bank account is set up on file, you can request electronic transfer through the ACH, which avoids wiring fees. A purchase transferred through ACH may not be less than $100 and may not exceed $10,000.

  The Fund or your investment dealer must receive your purchase order no later than the close of regular business (normally 4:00pm EST) in order for your purchase to be effected at that day's net asset value. [1]

By Exchange

  You can make an additional investment by exchange from an existing Evergreen fund account by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting our Web site at EvergreenInvestments.com. Your exchange must meet the investment minimum of the fund into which you are exchanging. [2]
  You can only exchange shares from your account within the same class and under the same registration.
  There is no sales charge when exchanging funds within the Evergreen funds family. [3]
  Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed at or after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [1]

Systematic Investment Plan (SIP)

  You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis.
  To enroll, check off the box on the account application and provide:

  your bank account information
  the amount and date of your monthly or quarterly investment

  To establish automatic investing for an existing account, call 1.800.343.2898 for an application.
  You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

1.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the close of regular business. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

2.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

3.  This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the shares have been subject to a previous sales charge.

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods	Requirements
Call Us

  Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative, call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  This service must be authorized ahead of time, and is only available for regular accounts. [1]
  All authorized requests made before the Fund's closing time (usually 4 p.m. Eastern time on market trading days) will be processed at that day's closing price. Requests made after the Fund's closing time will be processed the next market trading day. [2]
  We can:

    wire the proceeds into your bank account (service charges may apply), electronically transmit the proceeds into your bank account via the ACH service, or mail you a check.
  All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
  See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us

  You can mail a redemption request to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

    Evergreen Investments
    30 Dan Road
    Canton, MA 02021-2809
  Your letter of instructions must:

    list the Fund name and the account number
    indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)
  See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be signature guaranteed.
  To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Other Ways to Redeem	You may also redeem your shares by contacting your investment professional who may charge a fee for this service.
Systematic Withdrawal Plan (SWP)

  You can transfer money automatically from your Fund account on a monthly or quarterly basis.
  The withdrawal can be mailed to you, or deposited directly into your bank account.
  The minimum is $75 per month.
  To enroll, call 1.800.343.2898 for instructions.

1.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

2.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to ten business days to redeem any investments made by check or ACH transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the initial minimum amount.

Redemption Requests That Require a Medallion Signature Guarantee

To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require Medallion signature guarantees:

  You are redeeming more than $50,000.
  You want the proceeds transmitted into a bank account not listed on the account.
  You want the proceeds payable to anyone other than the registered owner(s) of the account.
  Either your address or the address of your bank account has been changed within 30 days.
  The account is registered in the name of a fiduciary corporation or any other organization.
  In these cases, additional documentation is required:
  corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide a Medallion Signature Guarantee:

  Commercial Bank
  Trust Company
  Savings Association
  Credit Union
  Member of a U.S. Stock Exchange

OTHER SERVICES

Evergreen Express Line
1.800.346.3858

Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; or order a statement or duplicate tax form.

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends, capital gains and other distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your account statement.

Payroll Deduction

If you want to invest automatically through your paycheck, call 1.800.343.2898 to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our Web site at EvergreenInvestments.com for more information.

Telephone Investment Plan

You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone transaction requests received before 4 p.m. Eastern time will be invested when the NAV is next calculated.

Distribution Exchange

You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

THE TAX CONSEQUENCES OF INVESTING
IN THE FUND; DISTRIBUTIONS

You may be taxed in two ways:

  On Fund distributions (dividends and capital gains).
  On any gain you make when you sell or exchange any or all of your shares.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or gains it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

  Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. The Fund pays a distribution from the dividends, interest and other income on the securities in which it invests. The frequency of distributions for the Fund is listed under its Fund Facts section in the Fund Risk/Return summary. Dividends paid by the Fund will qualify for the current 15% rate of tax for individuals to the extent they are comprised of qualified dividends received by the Fund. Distributions paid from investment income that do not qualify for the current 15% rate of tax will be taxed at the shareholder's maximum, marginal rate on ordinary income.
  Capital Gains. When a mutual fund sells a security it owns for a gain, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect gains on securities held by the Fund for a year or less and are treated as ordinary income when distributed by the fund, just like dividends. Gains on securities held longer than 12 months are treated as long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are taxed at a rate no higher than 15%.

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Gains/Losses You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information regarding the federal, state and local tax consequences of an investment in a fund.

Retirement Plans

You may invest in an Evergreen fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

MORE INFORMATION ABOUT THE FUND'S FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

OVERVIEW OF FEES AND EXPENSES

As summarized earlier in this prospectus, investors in the Evergreen funds may pay two types of fees: (i) transaction fees paid directly by the investor, including sales charges (loads) and redemption fees and (ii) on-going fees that are deducted from the assets of the Fund, including management fees, distribution (Rule 12b-1) fees, transfer agency and shareholder service fees, and legal, audit, custody and other miscellaneous fees. These fees are described more fully below. Both types of fees reduce the overall return earned by an investor.

SHAREHOLDER FEES (fees paid directly from your investment)

Shareholder fees generally are deducted directly from a shareholder’s investment in an account with a Fund. Depending on the Fund and the share class purchased, these fees may include front-end sales charges (deducted at the time the investor purchases shares of the Fund), and deferred sales charges and redemption fees (deducted at the time the investor sells shares of the Fund). You should refer to the section entitled "How to Choose the Share Class that Best Suits You" for a schedule of front-end and contingent deferred sales charges by share class. Investors should pay particular attention to situations that would entitle them either to reduce or eliminate sales charges. Please see the section entitled "How to Reduce or Eliminate Your Sales Charge" for more information. Not all Evergreen funds charge a redemption fee. You should refer to the table entitled “Shareholder Fees” to find out whether your Fund charges such a fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

An investment in an Evergreen mutual fund is subject to the following on-going fees, which reduce the overall return earned by an investor:

Management Fee

The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Distribution and/or Service (Rule 12b-1) Fees

The Trustees of the Evergreen funds have approved a distribution plan permitting the Fund to pay 12b-1 fees at an annual rate of up to 0.75% of the average daily net assets of Class A shares. However, currently the 12b-1 fees for Class A shares are limited to 0.30% of the average daily net assets of the class. These fees increase the cost of your investment. The Fund may use 12b-1 fees to compensate the Fund's distributor for services it provides and the expenses it incurs in the promotion and distribution of shares of the Fund, including payments to broker-dealers and financial intermediaries for distribution and shareholder services.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of the Fund is shown in the section entitled "Fees and Expenses." These expenses are paid by the Fund and reduce the performance results for the share class to which they apply. Because these expenses are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in the Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) the Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

PORTFOLIO TRADING COSTS

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Fund. Rather than being reflected as an ongoing expense of the Fund, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining the Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. The table below do not reflect the undisclosed amount of "mark-up" typically included in the price paid by a Fund for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income security and certain derivative transactions. As a result, funds that invest exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities. Information concerning the commissions incurred by the Fund during the fiscal period from December 14, 2005 (commencement of operations) to July 31, 2006 is set forth below:

Evergreen Disciplined Small-Mid Value Fund:
Total shares traded: [1]	520,646
Total dollars traded: [1]	$ 13,709,139
Average commission per share:	$ 0.02
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 9,965
Total commissions as a percentage of average net assets:	0.18%
Commissions paid per $1,000 invested:	$ 1.76

1.  Only includes trades in which a commission was paid.

The Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Fund's investment advisor. For more information, please see the SAI.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one Class A share in the Fund -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following table has been derived from financial information audited by KPMG LLP, the Fund's independent registered public accounting firm. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the Fund's SAI, which is available upon request.

Disciplined Small-Mid Value Fund

Period Ended
CLASS A	July 31, 2006 [1]
Net asset value, beginning of period	$ 10.00
Income from investment operations
Net investment income (loss)	0.06
Net realized and unrealized gains or losses on investments	0.38
Total from investment operations	0.44
Net asset value, end of period	$ 10.44
Total return [2]	4.40%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.11%[3]
Expenses excluding waivers/reimbursements and expense reductions	3.38%[3]
Net investment income (loss)	0.97%[3]
Portfolio turnover rate	63%

1.  For the period from December 14, 2005 (commencement of class operations), to July 31, 2006.

2.  Excluding applicable sales charges

3.  Annualized

OTHER FUND PRACTICES

The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. This means the Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the fund and its shareholders. It may also result in the Fund realizing greater net short-term capital gains, distributions which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. The Fund lists its portfolio turnover in the table in the "Financial Highlights" section of this prospectus.

The Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Please consult the SAI for more information regarding these and other investment practices used by the Fund, including related risks.

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

Through April 1, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If a Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, a Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. A Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund’s ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund’s trading restrictions. A majority of the Fund's shares may be held in omnibus accounts. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Effective April 2, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Portfolio holdings information will remain available until it is updated at the next month or quarter end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit our Web site at EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen funds service representative.

INDEX DESCRIPTION

Index	Description	Funds
Russell 2500® Value Index (Russell 2500 Value)

The Russell 2500 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Disciplined Small-Mid Value Fund

Evergreen Express Line

Call 1.800.346.3858

24 hours a day to

  check your account
  order a statement
  get a Fund’s current price, yield and total return
  buy, redeem or exchange Fund shares

Shareholder Services

Call 1.800.343.2898

Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

  buy, redeem or exchange Fund shares
  order applications
  get assistance with your account

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Monday-Friday, 8 a.m. to 6 p.m. Eastern time

Write us a letter

·  Evergreen Investments

·  P.O. Box 8400

·  Boston, MA 02266-8400

  to buy, redeem or exchange Fund shares
  to change the registration on your account
  for general correspondence

For express, registered or certified mail

·  Evergreen Investments

·  30 Dan Road

·  Canton, MA 02021-2809

Visit us on-line

·  EvergreenInvestments.com

Regular communications you will receive
Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen Investments of any inaccuracies.

Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen Investments of any inaccuracies.

Annual and Semiannual Reports — You will receive a detailed financial report twice a year on each Fund in which you invest.

Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns.

For More Information About the Evergreen Disciplined Small-Mid Value Fund, Ask for:

  The Fund's most recent Annual or Semiannual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio manager regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.
  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

Due to the specific limitations on purchases of the Funds' shares, the Funds' SAI and Annual and Semiannual reports are not available on Evergreen's Web site.

For questions, other information, or to request a copy, without charge, of any of these documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days.

Information about the Fund (including the SAI) is also available, without charge, on the SEC’s Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034.

·  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2006. 574616 RV1 (12/06)

SEC File No.: 811-08413

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS FOR Evergreen Disciplined Small-MID Value Fund

CLASS I

Prospectus, December 1, 2006

Evergreen
Domestic Equity Funds II

Evergreen Disciplined Small-Mid Value Fund
Class I

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARY:

Overview of Fund Risks
Evergreen Disciplined Small-Mid Value Fund

GENERAL INFORMATION:

The Fund's Investment Advisor
The Fund's Portfolio Manager
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Fund; Distributions
More Information about the Fund's Fees and Expenses
Financial Highlights
Other Fund Practices
Index Description

Fund Summary Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's investment goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Disciplined Small-Mid Value Fund

typically relies on a combination of the following strategies:

  investing primarily in common stocks of small- and medium-sized U.S. companies;
  investing in companies the portfolio manager believes are undervalued and have the potential for above average growth; and
  selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds a portfolio manager's targeted value; iii) when the investment no longer appears to meet the Fund's investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

may be appropriate for investors who:

  are seeking long-term capital growth.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Disciplined Small-Mid Value Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  Common Stocks of Small- and Medium-sized U.S. Companies

Class of Shares Offered in this Prospectus:

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  William E. Zieff

NASDAQ Symbol:

·  EDISX

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small- and medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2500® Value Index, measured at the time of purchase). As of its last reconstitution on June 30, 2006, the Russell 2500® Value Index had a market capitalization range of approximately $83 million to $6.5 billion. In addition, the Fund seeks to maintain a dollar-weighted average market capitalization within the range of the Russell 2500® Value Index.

The Fund’s portfolio manager generally looks for stocks that he considers to be undervalued at the time of purchase and to have the potential for long-term capital growth. In selecting these stocks, the portfolio manager will consider, among other things, the issuer’s earning power and the value of the issuer’s assets.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

Since the Fund commenced operations on 12/14/2005, total return information is not yet available for a full calendar year. Financial information for the Fund from 12/14/2005 through 7/31/2006 is available in the "Financial Highlights" section of this prospectus.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal period ended 7/31/2006.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class I
Management Fees	0.70%
12b-1 Fees	0.00%
Other Expenses	2.50%
Total Annual Fund Operating Expenses (Before Waiver)	3.20%
Waiver of Fund Expenses	- 2.28%
Total Annual Fund Operating Expenses (After Waiver) [1]	0.92%

1.  The Fund's investment advisor has contractually agreed to waive its fee and/or reimburse expenses through December 13, 2007 in order to limit Total Annual Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Annual Fund Operating Expenses (After Waiver) listed above.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class I
1 year	$ 94
3 years	$ 772
5 years	$ 1,475
10 years	$ 3,346

THE FUND'S INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Evergreen funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $103.9 billion in assets for the Evergreen funds as of 12/31/2005. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $521 billion in consolidated assets as of 12/31/2005. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

The Fund will pay EIMC an annual contractual advisory fee of 0.70% of the first $1 billion of the Fund’s average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. EIMC has contractually agreed to waive the advisory fee for the first year of operations in order to cap Class I Total Fund Operating Expenses at 0.92%. Accordingly, for the fiscal period ended July 31, 2006, the Fund did not pay EIMC an advisory fee.

For a discussion regarding the considerations of the Fund's Board of Trustees in approving the Fund's investment advisory agreement, please see the Fund's Semiannual Report for the period ended January 31, 2006.

Legal Proceedings

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (NASD) has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUND'S PORTFOLIO MANAGER

William E. Zieff is Chief Investment Officer and Managing Director with EIMC’s Global Structured Products Group. Mr. Zieff joined EIMC in 2000 and has more than 20 years of investment experience. Prior to joining EIMC, he was Managing Director and Chief Investment Officer of the Global Asset Allocation Group at Putnam Investments, Inc. Mr. Zieff has managed the Fund since its inception.

The Fund's Statement of Additional Information (SAI) contains additional information about the Fund's portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. The Evergreen Funds reserve the right to adjust the time that a Fund calculates its NAV to coincide with an earlier closing of the market or due to other unusual circumstances. If a Fund offers multiple classes of shares, the NAV of each class of shares is calculated separately.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

A Fund's investments are typically valued using current market quotations when these quotations are readily available and considered reliable by Evergreen. For example, market quotations may not be considered reliable if the market for a particular security is highly illiquid or the security has not been traded recently. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value. Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. All other investments are valued at their fair value determined according to policies established and reviewed periodically by the Fund's Board of Trustees. The Board of Trustees will continue to monitor and evaluate the Fund's fair value method.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security.

Substantial changes in values in the U.S. market subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) may not be reflected in the Fund's NAV that day. The Fund's pricing policies provide that the foreign exchange rates may be valued at a later time if an event or development has occurred subsequent to 2:00 p.m. Eastern time that has materially affected the foreign exchange rate.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

  Most importantly, read the prospectus to see if the Fund is suitable for you.
  Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading a fund's prospectus. He or she can also assist you through all phases of opening your account.
  Request any additional information you want about the Fund, such as the SAI, Annual Report or Semiannual Report by calling 1.800.343.2898.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Fund offers two classes of shares. Only Class I shares are offered in this prospectus. The Fund offers Class A shares that have a lower investment minimum but a front-end sales charge and 12b-1 fees. Pay particularly close attention to the fee structure before you invest so you know how much you will be paying.

Class I

The Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "Shareholder Transactions," in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors, and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements.

HOW TO BUY SHARES

Class I shares are sold without a front-end or deferred sales charge. The minimum initial investment for the Fund is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

Method	Opening an Account	Adding to an Account
By Phone

  Call 1.800.343.2898 to set up an account number and get wiring instructions.
  Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
  Complete the account application and mail to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

    Evergreen Investments
    30 Dan Road
    Canton, MA 02021-2809
  Shares become entitled to income distributions declared on the first business day following receipt by the Funds' transfer agent of payment for the shares.
  The Fund or your investment dealer must receive your purchase order no later than the close of regular business (normally 4:00pm EST) in order for your purchase to be effected at that day's net asset value.

  Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  Instruct your bank to send Federal Funds Wire (offers immediate access to funds).
  If your bank account is set up on file, you can request electronic transfer through the Automated Clearing House which avoids wiring fees. A purchase transferred through ACH may not exceed $10,000.

By Exchange

  You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional or an Evergreen funds service representative, calling the Evergreen Express Line at 1.800.346.3858 or by visiting our website at EvergreenInvestments.com. Your exchange must meet the investment minimum of the fund into which you are exchanging. [1]
  You can only exchange shares from your account within the same class and under the same registration.
  There is no sales charge or redemption fee when exchanging funds within the Evergreen fund family.
  Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [2]

1.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

2.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the close of regular business. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods	Requirements
Call Us

  Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative, call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  This service must be authorized ahead of time, and is only available for regular accounts. [1]
  All authorized requests made before the Fund's closing time (usually 4 p.m. Eastern time on market trading days) will be processed at that day's closing price. Requests made after the Fund's closing time will be processed the next market trading day. [2]
  We can:

    wire the proceeds into your bank account (service charges may apply), electronically transmit the proceeds into your bank account via the ACH service, or mail you a check.
  All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
  See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us

  You can mail a redemption request to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

    Evergreen Investments
    30 Dan Road
    Canton, MA 02021-2809
  Your letter of instructions must:

    list the Fund name and the account number
    indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)
  See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be signature guaranteed.
  To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Other Ways to Redeem	You may also redeem your shares by contacting your investment professional who may charge a fee for this service.
Systematic Withdrawal Plan (SWP)

  You can transfer money automatically from your Fund account on a monthly or quarterly basis.
  The withdrawal can be mailed to you, or deposited directly into your bank account.
  The minimum is $75 per month.
  To enroll, call 1.800.343.2898 for instructions.

1.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

2.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to ten business days to redeem any investments made by check or ACH transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the initial minimum amount.

Redemption Requests That Require a Medallion Signature Guarantee

To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require Medallion signature guarantees:

  You are redeeming more than $50,000.
  You want the proceeds transmitted into a bank account not listed on the account.
  You want the proceeds payable to anyone other than the registered owner(s) of the account.
  Either your address or the address of your bank account has been changed within 30 days.
  The account is registered in the name of a fiduciary corporation or any other organization.
  In these cases, additional documentation is required:
  corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide a Medallion Signature Guarantee:

  Commercial Bank
  Trust Company
  Savings Association
  Credit Union
  Member of a U.S. Stock Exchange

OTHER SERVICES

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends, capital gains and other distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your account statement.

THE TAX CONSEQUENCES OF INVESTING
IN THE FUND; DISTRIBUTIONS

You may be taxed in two ways:

  On Fund distributions (dividends and capital gains).
  On any gain you make when you sell or exchange any or all of your shares.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or gains it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

  Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. The Fund pays a distribution from the dividends, interest and other income on the securities in which it invests. The frequency of distributions for the Fund is listed under its Fund Facts section in the Fund Risk/Return summary. Dividends paid by the Fund will qualify for the current 15% rate of tax for individuals to the extent they are comprised of qualified dividends received by the Fund. Distributions paid from investment income that do not qualify for the current 15% rate of tax will be taxed at the shareholder's maximum, marginal rate on ordinary income.
  Capital Gains. When a mutual fund sells a security it owns for a gain, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect gains on securities held by the Fund for a year or less and are treated as ordinary income when distributed by the Fund, just like dividends. Gains on securities held longer than 12 months are treated as long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are currently taxed at a rate no higher than 15%.

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Gains/Losses You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information regarding the federal, state and local tax consequences of an investment in a fund.

Retirement Plans

You may invest in an Evergreen fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

MORE INFORMATION ABOUT THE FUND'S FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

An investment in an Evergreen mutual fund is subject to the following on-going fees, which reduce the overall return earned by an investor:

Management Fee

The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of the Fund is shown in the section entitled "Fees and Expenses." These expenses are paid by the Fund and reduce the performance results for the share class to which they apply. Because these expenses are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in the Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) the Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

PORTFOLIO TRADING COSTS

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Fund. Rather than being reflected as an ongoing expense of the Fund, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining the Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. The table below do not reflect the undisclosed amount of "mark-up" typically included in the price paid by a Fund for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income security and certain derivative transactions. As a result, funds that invest exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities. Information concerning the commissions incurred by the Fund during the fiscal period from December 14, 2005 (commencement of operations) to July 31, 2006 is set forth below:

Evergreen Disciplined Small-Mid Value Fund:
Total shares traded: [1]	520,646
Total dollars traded: [1]	$ 13,709,139
Average commission per share:	$ 0.02
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 9,965
Total commissions as a percentage of average net assets:	0.18%
Commissions paid per $1,000 invested:	$ 1.76

1.  Only includes trades in which a commission was paid.

The Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Fund's investment advisor. For more information, please see the SAI.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one Class I share in the Fund -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following table has been derived from financial information audited by KPMG LLP, the Fund's independent registered public accounting firm. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the Fund's SAI, which is available upon request.

Disciplined Small-Mid Value Fund

Period Ended
CLASS I	July 31, 2006 [1]
Net asset value, beginning of period	$ 10.00
Income from investment operations
Net investment income (loss)	0.07
Net realized and unrealized gains or losses on investments	0.38
Total from investment operations	0.45
Net asset value, end of period	$ 10.45
Total return	4.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 6,665
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.93%[2]
Expenses excluding waivers/reimbursements and expense reductions	3.20%[2]
Net investment income (loss)	1.20%[2]
Portfolio turnover rate	63%

1.  For the period from December 14, 2005 (commencement of class operations), to July 31, 2006.

2.  Annualized

OTHER FUND PRACTICES

The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. This means the Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the fund and its shareholders. It may also result in the Fund realizing greater net short-term capital gains, distributions which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. The Fund lists its portfolio turnover in the table in the "Financial Highlights" section of this prospectus.

The Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Please consult the SAI for more information regarding these and other investment practices used by the Fund, including related risks.

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

Through April 1, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If a Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, a Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. A Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund’s ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund’s trading restrictions. A majority of the Fund's shares may be held in omnibus accounts. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Effective April 2, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Portfolio holdings information will remain available until it is updated at the next month or quarter end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit our Web site at EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen funds service representative.

INDEX DESCRIPTION

Index	Description	Funds
Russell 2500® Value Index (Russell 2500 Value)

The Russell 2500 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Disciplined Small-Mid Value Fund

Shareholder Services

Call 1.800.343.2898

Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

  buy, redeem or exchange Fund shares
  order applications
  get assistance with your account

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Monday-Friday, 8 a.m. to 6 p.m. Eastern time

Write us a letter

·  Evergreen Investments

·  P.O. Box 8400

·  Boston, MA 02266-8400

  to buy, redeem or exchange Fund shares
  to change the registration on your account
  for general correspondence

For express, registered or certified mail

·  Evergreen Investments

·  30 Dan Road

·  Canton, MA 02021-2809

Visit us on-line

·  EvergreenInvestments.com

Regular communications you will receive
Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen Investments of any inaccuracies.

Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen Investments of any inaccuracies.

Annual and Semiannual Reports — You will receive a detailed financial report twice a year on each Fund in which you invest.

Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns.

For More Information About the Evergreen Disciplined Small-Mid Value Fund, Ask for:

  The Fund's most recent Annual or Semiannual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio manager regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.
  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

Due to the specific limitations on purchases of the Funds' shares, the Funds' SAI and Annual and Semiannual reports are not available on Evergreen's Web site.

For questions, other information, or to request a copy, without charge, of any of these documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days.

Information about the Fund (including the SAI) is also available, without charge, on the SEC’s Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034.

·  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2006. 574617 RV1 (12/06)

SEC File No.: 811-08413

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS FOR Evergreen Equity InCoME Fund

CLASS R

Prospectus, December 1, 2006

Evergreen
Domestic Equity Funds II

Evergreen Equity Income Fund
Class R

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARY:

Overview of Fund Risks
Evergreen Equity Income Fund

GENERAL INFORMATION:

The Fund's Investment Advisor
The Fund's Portfolio Manager
Calculating the Share Price
How to Choose an Evergreen Fund
How to Buy and Redeem Shares
Other Services
Distributions and Taxes
More Information about the Fund's Fees and Expenses
Financial Highlights
Other Fund Practices
Index Description

Fund Summary Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's investment goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Equity Income Fund

typically relies on a combination of the following strategies:

  investing primarily in common stocks;
  investing in companies a portfolio manager expects to provide capital growth; and
  selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds a portfolio manager's targeted value; iii) when the investment no longer appears to meet the Fund's investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

may be appropriate for investors who:

  want an investment with growth and income potential; and
  can tolerate low to moderate volatility relative to more aggressive stock funds.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Credit Risk

The value of a debt security is directly affected by the issuer's ability (and the market’s perception of the issuer’s ability) to repay principal and pay interest over time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of a Fund's investments deteriorates or is perceived to deteriorate, the values of those investments could decline and the value of the Fund's shares could decline. A Fund may also be subject to credit risk to the extent it engages in financial transactions with third parties, such as securities lending, repurchase agreements, dollar rolls or derivative transactions, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risk that a third party may be unwilling or unable to honor its financial obligations to the Fund. Credit risk is generally greater for zero coupon bonds and other investments that are required to make payment only at maturity. Credit risk will be higher if the Fund invests in debt securities with medium and lower rated credit quality ratings.

Foreign Investment Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund’s investments in certain foreign countries. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Equity Income Fund

FUND FACTS:

Goals:

·  Current Income

·  Capital Growth

Principal Investments:

·  U.S. and Foreign Common Stocks of All Market Capitalizations

·  Convertible Securities

Class of Shares Offered in this Prospectus:

·  Class R

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Sujatha Avutu, CFA

NASDAQ Symbol:

·  ETRRX

Distribution Payment Schedule:

·  Quarterly

INVESTMENT GOAL

The Fund seeks current income and capital growth in the value of its shares.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund normally invests at least 80% of its assets in equity securities that produce income, including common stocks and securities convertible into common stocks, across all market capitalizations. The Fund may invest up to 20% of its assets in investment grade bonds and convertible debentures of any quality. The portfolio manager considers a security to be investment grade if it is rated in the top four ratings categories by a nationally recognized statistical ratings organization or, if not rated, determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating of any one of these agencies is used to determine the rating. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable. The Fund may also invest up to 50% of its assets in foreign securities.

The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. "Value" securities are securities which the Fund's portfolio manager believes are currently undervalued in the marketplace based on, for example, low price to earnings and low price to cash flow multiples. "Growth" securities are securities of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 2 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk

The Fund may also be subject to the risks associated with investing in below investment grade bonds. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies and are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

The Fund may also be subject to the risks of investing in convertible securities. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class R shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions.

Year-by-Year Total Return for Class R Shares (%) 1

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
12.89	25.58	- 0.79	16.37	7.16	- 5.36	- 12.37	31.37	9.84	3.25

Best Quarter:	2nd Quarter 2003	+ 16.08%[1]
Worst Quarter:	3rd Quarter 2002	- 14.89%[1]
Year-to-date total return as of 9/30/2006 is +9.49%.

The next table lists the Fund’s average annual total return by class over the past one-, five- and ten-year periods and since inception, including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Value Index (Russell 1000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/31/1978
Class R	10/10/2003	3.25%	4.32%	8.04%	11.96%
Russell 1000 Value		7.05%	5.28%	10.94%	N/A

1.  Historical performance shown for Class R prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of the class' 12b-1 fee. This fee is 0.50% for Class R. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class R would have been lower. Class I shares are not offered in this prospectus.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2006.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class R
Management Fees	0.59%
12b-1 Fees	0.50%
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.42%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class R
1 year	$ 145
3 years	$ 449
5 years	$ 776
10 years	$ 1,702

THE FUND'S INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Evergreen funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $103.9 billion in assets for the Evergreen funds as of 12/31/2005. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $521 billion in consolidated assets as of 12/31/2005. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

For the fiscal year ended 7/31/2006, the aggregate advisory fee paid to EIMC by the Fund was as follows:

Fund	% of the Fund's average daily net assets
Equity Income Fund	0.59%

For a discussion regarding the considerations of the Fund's Board of Trustees in approving the Fund's investment advisory agreement, please see the Fund's Semiannual Report for the period ended January 31, 2006.

Legal Proceedings

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (NASD) has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUND'S PORTFOLIO MANAGER

Equity Income Fund

Sujatha Avutu, CFA is a Managing Director and Senior Portfolio Manager with the Value Equity Unit of EIMC. She joined EIMC in 1999 and has more than 15 years of investment experience. Prior to joining EIMC, she was a Director and Equity Research Analyst for Victory Capital Management - KeyCorp. Ms. Avutu has managed the Fund since 2001.

The Fund's SAI contains additional information about the Fund's portfolio manager, including other accounts she manages, her ownership of Fund shares and elements of her compensation.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. The Evergreen Funds reserve the right to adjust the time that a Fund calculates its NAV to coincide with an earlier closing of the market or due to other unusual circumstances. If a Fund offers multiple classes of shares, the NAV of each class of shares is calculated separately.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

A Fund's investments are typically valued using current market quotations when these quotations are readily available and considered reliable by Evergreen. For example, market quotations may not be considered reliable if the market for a particular security is highly illiquid or the security has not been traded recently. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value. Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. All other investments are valued at their fair value determined according to policies established and reviewed periodically by the Fund's Board of Trustees. The Board of Trustees will continue to monitor and evaluate the Fund's fair value method.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. market subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) may not be reflected in the Fund's NAV that day. The Fund's pricing policies provide that the foreign exchange rates may be valued at a later time if an event or development has occurred subsequent to 2:00 p.m. Eastern time that has materially affected the foreign exchange rate.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

  Most importantly, read the prospectus to see if the Fund is suitable for you.
  Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading a fund's prospectus. He or she can also assist you through all phases of opening your account.
  Request any additional information you want about a fund, such as the SAI, Annual Report or Semiannual Report by calling 1.800.343.2898. In addition, any of these documents may be downloaded off our Web site at EvergreenInvestments.com.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements.

HOW TO BUY AND REDEEM SHARES

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the funds. Class R shares generally are not available to retail accounts.

Eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions which have selling agreements with EIS. These broker-dealers or financial institutions may impose transaction charges in addition to those described in this prospectus. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

You may exchange Class R shares of the Fund into shares of the same class of other Evergreen funds.

Class R shares are offered at NAV without a front-end sales charge or a contingent deferred sales charge.

OTHER SERVICES

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends and capital gains distributions paid to retirement plan shareholders will automatically be reinvested.

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributed by the Fund to retirement plan accounts currently are not subject to federal income tax. Distributions taken from retirement plan accounts generally are taxable as ordinary income. Please consult your tax advisor for further information.

MORE INFORMATION ABOUT THE FUND'S FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

An investment in an Evergreen mutual fund is subject to the following on-going fees, which reduce the overall return earned by an investor:

Management Fee

The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Distribution and/or Service (Rule 12b-1) Fees

The Trustees of the Evergreen funds have approved a distribution plan permitting the Fund to pay 12b-1 fees at an annual rate of up to 1.00% of the average daily net assets of Class R shares. However, currently the 12b-1 fees for Class R shares are limited to 0.50% of the average daily net assets of the class. These fees increase the cost of your investment. The Fund may use 12b-1 fees to compensate the Fund's distributor for services it provides and the expenses it incurs in the promotion and distribution of shares of the Fund, including payments to broker-dealers and financial intermediaries for distribution and shareholder services. A portion of Class R shares' 12b-1 fees may be voluntarily waived. For additional information regarding the 12b-1 fee, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of the Fund is shown in the section entitled "Fees and Expenses." These expenses are paid by the Fund and reduce the performance results for the share class to which they apply. Because these expenses are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in the Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) the Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

PORTFOLIO TRADING COSTS

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Fund. Rather than being reflected as an ongoing expense of the Fund, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining the Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. The table below does not reflect the undisclosed amount of "mark-up" typically included in the price paid by a Fund for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income security and certain derivative transactions. As a result, funds that invest exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities. Information concerning the commissions incurred by the Fund during the most recent fiscal year ended July 31, 2006 is set forth below:

Evergreen Equity Income Fund:
Total shares traded: [1]	65,164,228
Total dollars traded: [1]	$ 2,418,708,872
Average commission per share:	$ 0.04
Commission per share range:	$ 0.00 - $0.31
Total commissions paid:	$ 2,401,197
Total commissions as a percentage of average net assets:	0.20%
Commissions paid per $1,000 invested:	$ 2.02

1.  Only includes trades in which a commission was paid.

The Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Fund's investment advisor. For more information, please see the SAI.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one Class R share of the Fund -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The information has been derived from financial information audited by KPMG LLP, the Fund's independent registered public accounting firm. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the SAI which are available upon request.

Equity Income Fund

	Year Ended July 31,
CLASS R	2006	2005	2004 [1]
Net asset value, beginning of period	$ 24.10	$ 21.42	$ 20.33
Income from investment operations
Net investment income (loss)	0.34	0.24	0.25
Net realized and unrealized gains or losses on investments	1.06	3.44	1.08
Total from investment operations	1.40	3.68	1.33

Distributions to shareholders from
Net investment income	- 0.24	- 0.23	- 0.24
Net realized gains	- 1.07	- 0.77	0
Total distributions to shareholders	- 1.31	- 1.00	- 0.24

Net asset value, end of period	$ 24.19	$ 24.10	$ 21.42
Total return	6.19%	17.46%	6.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 85	$ 88	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.42%	1.47%	1.47%[2]
Expenses excluding waivers/reimbursements and expense reductions	1.42%	1.51%	1.49%[2]
Net investment income (loss)	1.45%	0.88%	1.41%[2]
Portfolio turnover rate	96%	114%	137%

1.  For the period from October 10, 2003 (commencement of class operations), to July 31, 2004.

2.  Annualized

OTHER FUND PRACTICES

The Fund may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks, including market risk and the credit risk of the counterparty to the derivatives contract. Derivative transactions typically involve leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to closely track, and the risk that a derivative transaction may not have the effect the Fund's investment advisor anticipated. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Derivatives are generally used to hedge a Fund’s portfolio against market decline, to establish or maintain a Fund’s exposure to one or more markets, to manage cash or to attempt to increase returns. Although these practices are intended to enhance the Fund’s performance, these practices may actually reduce returns or increase volatility.

The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. This means the Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the fund and its shareholders. It may also result in the Fund realizing greater net short-term capital gains, distributions which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. The Fund lists its portfolio turnover in the table in the "Financial Highlights" section of this prospectus.

The Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Please consult the SAI for more information regarding these and other investment practices used by the Fund, including related risks.

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

Through April 1, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If a Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, a Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. A Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund’s ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund’s trading restrictions. A majority of the Fund's shares may be held in omnibus accounts. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Effective April 2, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Portfolio holdings information will remain available until it is updated at the next month or quarter end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit our Web site at EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen funds service representative.

INDEX DESCRIPTION

Index	Description	Funds
Russell 1000® Value Index (Russell 1000 Value)

The Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted earnings and growth rates.

Equity Income Fund

For Retirement Plan Services

Please call your employer or plan administrator

For Dealer Services

Please call 1.800.343.2898

For Shareholder Services

Visit us on-line at EvergreenInvestments.com

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Monday-Friday, 8 a.m. to 6 p.m. Eastern time

For More Information About Evergreen Equity Income Fund, Ask for:

  The Fund's most recent Annual or Semiannual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio manager regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.
  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of these documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded, free of charge, off our Web site at EvergreenInvestments.com.

Information about the Fund (including the SAI) is also available, without charge, on the SEC’s Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034.

·  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2006. 567268 RV3 (12/06)

SEC File No.: 811-08413

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS FOR Evergreen SPECIAL VALUES FUND

CLASS R

Prospectus, December 1, 2006

Evergreen
Domestic Equity Funds II

Evergreen Special Values Fund *
Class R

*  Shares of Evergreen Special Values Fund are available for purchases only by certain investors. Please see the section entitled "How to Choose an Evergreen Fund" for more information.

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARY:

Overview of Fund Risks
Evergreen Special Values Fund

GENERAL INFORMATION:

The Fund's Investment Advisor
The Fund's Portfolio Manager
Calculating the Share Price
How to Choose an Evergreen Fund
How to Buy and Redeem Shares
Other Services
Distributions and Taxes
More Information about the Fund's Fees and Expenses
Financial Highlights
Other Fund Practices
Index Description

Fund Summary Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's investment goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Special Values Fund

typically relies on a combination of the following strategies:

  investing primarily in common stocks of small U.S. companies that the portfolio manager expects to provide capital growth; and
  selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds a portfolio manager's targeted value; iii) when the investment no longer appears to meet the Fund's investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

may be appropriate for investors who:

  want an investment with growth potential; and
  can tolerate low to moderate volatility relative to more aggressive stock funds.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Special Values Fund

FUND FACTS:

Goal:

·  Capital Growth

Principal Investment:

·  Small-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class R

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  James M. Tringas, CFA

NASDAQ Symbol:

·  ESPRX

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks to produce growth of capital.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund invests primarily in common stocks of small U.S. companies. The portfolio manager looks for significantly undervalued companies that he believes have the potential for above-average appreciation with below-average risk. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2000® Index. As of its last reconstitution on June 30, 2006, the Russell 2000® Index had a market capitalization range of approximately $71 million to $2.3 billion. The remaining 20% of the Fund's assets may be invested in other types of investments including those that fall outside the range of the Russell 2000® Index.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class R shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses and the reinvestment of all dividends and distributions.

Year-by-Year Total Return for Class R Shares (%) 1

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
36.98	29.08	- 1.51	6.39	15.14	18.13	- 7.04	35.30	19.80	10.19

Best Quarter:	2nd Quarter 2003	+ 17.20%[1]
Worst Quarter:	3rd Quarter 1998	- 18.00%[1]
Year-to-date total return as of 9/30/2006 is +11.12%.

The next table lists the Fund’s average annual total return for Class R shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Value Index (Russell 2000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/7/1993
Class R	10/10/2003	10.19%	14.42%	15.39%	14.57%
Russell 2000 Value		4.71%	13.55%	13.08%	13.34%

1.  Historical performance shown for Class R prior to its inception is based on the performance of Class A, the original class offered. The historical performance shown for Class A prior to 6/17/2002 is based on the performance of Class A of the Fund's predecessor fund, Wachovia Special Values Fund. The historical returns for Class R have not been adjusted to reflect the effect of the class' 12b-1 fee. These fees are 0.25% for Class A and 0.50% for Class R. If these fees had been reflected, returns for Class R would have been lower. Class A shares are not offered in this prospectus.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 7/31/2006.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class R
Management Fees	0.78%
12b-1 Fees	0.50%
Other Expenses	0.31%
Total Annual Fund Operating Expenses [2]	1.59%

2.  The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.56% for Class R.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class R
1 year	$ 162
3 years	$ 502
5 years	$ 866
10 years	$ 1,889

THE FUND'S INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Evergreen funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $103.9 billion in assets for the Evergreen funds as of 12/31/2005. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $521 billion in consolidated assets as of 12/31/2005. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

For the fiscal year ended 7/31/2006, the aggregate advisory fee paid to EIMC by the Fund was as follows:

Fund	% of the Fund's average daily net assets
Special Values Fund	0.75%

For a discussion regarding the considerations of the Fund's Board of Trustees in approving the Fund's investment advisory agreement, please see the Fund's Semiannual Report for the period ended January 31, 2006.

Legal Proceedings

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (NASD) has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUND'S PORTFOLIO MANAGER

Special Values Fund

James M. Tringas, CFA, is a Portfolio Manager and Managing Director of the Value Equity Unit at EIMC. He joined EIMC in January 2002. From 1999 until he joined EIMC, Mr. Tringas was a Vice President and Portfolio Manager with Wachovia Asset Management. Mr. Tringas has managed the Fund since January 2002.

The Fund's SAI contains additional information about the Fund's portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. The Evergreen Funds reserve the right to adjust the time that a Fund calculates its NAV to coincide with an earlier closing of the market or due to other unusual circumstances. If a Fund offers multiple classes of shares, the NAV of each class of shares is calculated separately.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

A Fund's investments are typically valued using current market quotations when these quotations are readily available and considered reliable by Evergreen. For example, market quotations may not be considered reliable if the market for a particular security is highly illiquid or the security has not been traded recently. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value. Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. All other investments are valued at their fair value determined according to policies established and reviewed periodically by the Fund's Board of Trustees. The Board of Trustees will continue to monitor and evaluate the Fund's fair value method.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. market subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) may not be reflected in the Fund's NAV that day. The Fund's pricing policies provide that the foreign exchange rates may be valued at a later time if an event or development has occurred subsequent to 2:00 p.m. Eastern time that has materially affected the foreign exchange rate.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

  Most importantly, read the prospectus to see if the Fund is suitable for you.
  Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading a fund's prospectus. He or she can also assist you through all phases of opening your account.
  Request any additional information you want about a fund, such as the SAI, Annual Report or Semiannual Report by calling 1.800.343.2898. In addition, any of these documents may be downloaded off our Web site at EvergreenInvestments.com.

Other Information about Purchasing Shares

After April 8, 2005, shares of Evergreen Special Values Fund are available for purchase only by existing shareholders holding accounts directly with the Funds or through certain financial intermediaries, retirement plans or plan providers. This restriction may be eliminated at any time in the future, without prior notice to shareholders, and it may be waived by the Trustees of the Fund at any time for any purchaser or class of purchasers. This limitation may preclude some existing shareholders of the Fund from making additional investments in the Fund.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements.

HOW TO BUY AND REDEEM SHARES

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the funds. Class R shares generally are not available to retail accounts.

Eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions which have selling agreements with EIS. These broker-dealers or financial institutions may impose transaction charges in addition to those described in this prospectus. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

You may exchange Class R shares of the Fund into shares of the same class of other Evergreen funds.

Class R shares are offered at NAV without a front-end sales charge or a contingent deferred sales charge.

OTHER SERVICES

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends and capital gains distributions paid to retirement plan shareholders will automatically be reinvested.

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributed by the Fund to retirement plan accounts currently are not subject to federal income tax. Distributions taken from retirement plan accounts generally are taxable as ordinary income. Please consult your tax advisor for further information.

MORE INFORMATION ABOUT THE FUND'S FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

An investment in an Evergreen mutual fund is subject to the following on-going fees, which reduce the overall return earned by an investor:

Management Fee

The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Distribution and/or Service (Rule 12b-1) Fees

The Trustees of the Evergreen funds have approved a distribution plan permitting the Fund to pay 12b-1 fees at an annual rate of up to 1.00% of the average daily net assets of Class R shares. However, currently the 12b-1 fees for Class R shares are limited to 0.50% of the average daily net assets of the class. These fees increase the cost of your investment. The Fund may use 12b-1 fees to compensate the Fund's distributor for services it provides and the expenses it incurs in the promotion and distribution of shares of the Fund, including payments to broker-dealers and financial intermediaries for distribution and shareholder services. A portion of Class R shares' 12b-1 fees may be voluntarily waived. For additional information regarding the 12b-1 fee, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of the Fund is shown in the section entitled "Fees and Expenses." These expenses are paid by the Fund and reduce the performance results for the share class to which they apply. Because these expenses are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in the Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) the Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

PORTFOLIO TRADING COSTS

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Fund. Rather than being reflected as an ongoing expense of the Fund, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining the Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. The table below does not reflect the undisclosed amount of "mark-up" typically included in the price paid by a Fund for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income security and certain derivative transactions. As a result, funds that invest exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities. Information concerning the commissions incurred by the Fund during the most recent fiscal year ended July 31, 2006 is set forth below:

Evergreen Special Value Fund:
Total shares traded: [1]	122,808,700
Total dollars traded: [1]	$ 2,545,617,768
Average commission per share:	$ 0.03
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 3,689,786
Total commissions as a percentage of average net assets:	0.14%
Commissions paid per $1,000 invested:	$ 1.42

1.  Only includes trades in which a commission was paid.

The Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Fund's investment advisor. For more information, please see the SAI.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one Class R share of the Fund -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The information has been derived from financial information audited by KPMG LLP, the Fund's independent registered public accounting firm. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the SAI which are available upon request.

Special Values Fund

	Year Ended July 31,
CLASS R	2006	2005	2004 [1]
Net asset value, beginning of period	$ 29.89	$ 25.12	$ 22.01
Income from investment operations
Net investment income (loss)	0.03 [2]	0.32	- 0.01
Net realized and unrealized gains or losses on investments	1.89	5.83	3.12
Total from investment operations	1.92	6.15	3.11

Distributions to shareholders from
Net investment income	- 0.16	- 0.21	0
Net realized gains	- 3.29	- 1.17	0
Total distributions to shareholders	- 3.45	- 1.38	0
Net asset value, end of period	$ 28.36	$ 29.89	$ 25.12
Total return	7.50%	25.32%	14.13%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 6,990	$ 5,928	$ 27
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.56%	1.57%	1.61%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.59%	1.62%	1.69%[3]
Net investment income (loss)	0.09%	1.11%	- 0.23%[3]
Portfolio turnover rate	49%	42%	38%

1.  For the period from October 10, 2003 (commencement of class operations), to July 31, 2004.

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

3.  Annualized

OTHER FUND PRACTICES

The Fund may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks, including market risk and the credit risk of the counterparty to the derivatives contract. Derivative transactions typically involve leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to closely track, and the risk that a derivative transaction may not have the effect the Fund's investment advisor anticipated. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Derivatives are generally used to hedge a Fund’s portfolio against market decline, to establish or maintain a Fund’s exposure to one or more markets, to manage cash or to attempt to increase returns. Although these practices are intended to enhance the Fund’s performance, these practices may actually reduce returns or increase volatility.

Although not a principal investment strategy, the Fund may invest up to 20% of its assets in foreign securities, including securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers), American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Fund’s investments in certain foreign countries. The Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. This means the Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the fund and its shareholders. It may also result in the Fund realizing greater net short-term capital gains, distributions which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. The Fund lists its portfolio turnover in the table in the "Financial Highlights" section of this prospectus.

The Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Please consult the SAI for more information regarding these and other investment practices used by the Fund, including related risks.

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

Through April 1, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If a Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, a Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. A Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund’s ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund’s trading restrictions. A majority of the Fund's shares may be held in omnibus accounts. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Effective April 2, 2007, the Evergreen funds' Short-Term Trading Policy will be as follows:

To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Portfolio holdings information will remain available until it is updated at the next month or quarter end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit our Web site at EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen funds service representative.

INDEX DESCRIPTION

Index	Description	Funds
Russell 2000® Value Index (Russell 2000 Value)

The Russell 2000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Special Values Fund

For Retirement Plan Services

Please call your employer or plan administrator

For Dealer Services

Please call 1.800.343.2898

For Shareholder Services

Visit us on-line at EvergreenInvestments.com

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Monday-Friday, 8 a.m. to 6 p.m. Eastern time

For More Information About Evergreen Special Values Fund, Ask for:

  The Fund's most recent Annual or Semiannual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio manager regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.
  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of these documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded, free of charge, off our Web site at EvergreenInvestments.com.

Information about the Fund (including the SAI) is also available, without charge, on the SEC’s Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034.

·  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2006. 567267 RV3 (12/06)

SEC File No.: 811-08413

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

EVERGREEN EQUITY TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR Evergreen Disciplined Value Fund, Evergreen Equity Income Fund, Evergreen Equity Index Fund, Evergreen Fundamental Large Cap Fund, Evergreen Large Cap Value Fund, Evergreen Small Cap Value Fund AND Evergreen Special Values Fund

EVERGREEN EQUITY TRUST

EVERGREEN SELECT EQUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

DOMESTIC EQUITY FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2006

Evergreen Disciplined Value Fund (“Disciplined Value Fund”)

Evergreen Equity Income Fund (“Equity Income Fund”)

Evergreen Fundamental Large Cap Fund (“Fundamental Large Cap Fund”)

Evergreen Large Cap Value Fund (“Large Cap Value Fund”)

Evergreen Small Cap Value Fund (“Small Cap Value Fund”)

Evergreen Special Values Fund (“Special Values Fund”)

Evergreen Equity Index Fund (“Equity Index Fund”)

  (Each a “Fund”; together, the “Funds”)

Each Fund except Evergreen Equity Index Fund is a series of Evergreen Equity Trust, an open-end management investment company. Evergreen Equity Index Fund is a series of Evergreen Select Equity Trust, an open-end management investment company. Evergreen Equity Trust and Evergreen Select Equity Trust are each referred to herein as “Trust” and together as “Trusts”).

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated December 1, 2006, and as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through four separate prospectuses: one offering Class A, Class B, Class C and Class I shares of each Fund, one offering Class IS shares of Equity Index Fund, one offering Class R shares of Equity Income Fund and one offering Class R shares of Special Values Fund. The information in Part 1 of this SAI is specific information about the Funds in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to each Fund’s Annual Report as of July 31, 2006.  You may obtain a copy of each prospectus, Annual Report and SAI without charge by calling 1.800.343.2898 or downloading it off our Web site at EvergreenInvestments.com.

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-3

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-4

EXPENSES..................................................................................................................................... 1-9

COMPUTATION OF CLASS A OFFERING PRICE............................................................................. 1-16

SERVICE PROVIDERS................................................................................................................... 1-17

FINANCIAL STATEMENTS.............................................................................................................. 1-19

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-19

PRICING OF SHARES.................................................................................................................... 2-21

PRINCIPAL UNDERWRITER........................................................................................................... 2-22

DISTRIBUTION EXPENSES UNDER RULE 12b-1.............................................................................. 2-23

TAX INFORMATION........................................................................................................................ 2-29

BROKERAGE................................................................................................................................ 2-32

ORGANIZATION............................................................................................................................. 2-33

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-34

PORTFOLIO MANAGERS............................................................................................................... 2-35

MANAGEMENT OF THE TRUST...................................................................................................... 2-43

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-49

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-50

ADDITIONAL INFORMATION........................................................................................................... 2-60

PROXY VOTING POLICY AND PROCEDURES.................................................................................. A-1

PART 1

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997.

Disciplined Value Fund, Equity Income Fund, Fundamental Large Cap Fund, Large Cap Value Fund, Small Cap Value Fund and Special Values Fund are each a diversified series of Evergreen Equity Trust.  On April 28, 2003, Evergreen Small Cap Value Fund II was created in anticipation of the merger with Undiscovered Managers Small Cap Value Fund.  On July 14, 2003, Evergreen Small Cap Value Fund II merged into Small Cap Value Fund.  In connection with this transaction, Evergreen Small Cap Value Fund II changed its name to Small Cap Value Fund. On March 1, 2005, Disciplined Value Fund was created in anticipation of the merger with SouthTrust Value Fund on March 21, 2005.  On June 13, 2005, Evergreen Blue Chip Fund merged into Evergreen Growth and Income Fund.  In anticipation of this transaction, Evergreen Growth and Income Fund changed its name to its current name, Fundamental Large Cap Fund. On June 26, 2006, Evergreen Strategic Value Fund merged into Disciplined Value Fund.

Equity Index Fund is a diversified series of Evergreen Select Equity Trust.  On June 14, 2002, Equity Index Fund acquired Wachovia Equity Index Fund.

A copy of each Trust’s Agreement and Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

1.  Diversification

Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.  Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.  Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4.  Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.  Underwriting

Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.  Real Estate

            Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.  Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.  Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following section in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectuses. The list below applies to all Funds unless otherwise noted.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions (not applicable to Small Cap Value Fund)

Repurchase Agreements

Reverse Repurchase Agreements

Leverage

Securities Lending

Convertible Securities

Preferred Stocks

Warrants

Swaps, Caps, Floors and Collars (not applicable to Equity Index Fund and Small Cap Value Fund)

Options and Futures Strategies

Obligations of Foreign Branches of U.S. Banks

Obligations of U.S. Branches of Foreign Banks (applicable to Disciplined Value Fund)

Foreign Securities (not applicable to Disciplined Value Fund and Equity Index Fund)

Foreign Currency Transactions (not applicable to Disciplined Value Fund, Equity Index Fund and Small Cap Value Fund)

High Yield, High Risk Bonds (applicable to Equity Income Fund, Fundamental Large Cap Fund and Large Cap Value Fund)

Illiquid and Restricted Securities (not applicable to Large Cap Value Fund)

Investment in Other Investment Companies

Short Sales (applicable to Disciplined Value Fund, Equity Income Fund and Fundamental Large Cap Fund)

Master Demand Notes (applicable to Disciplined Value Fund)

Payment-in-kind Securities (not applicable to Equity Index Fund, Large Cap Value Fund, and Small Cap Value Fund)

Zero Coupon "Stripped" Bonds (applicable to Disciplined Value Fund and Fundamental Large Cap Fund)

Real Estate Investment Trusts (not applicable to Fundamental Large Cap Fund and Small Cap Value Fund)

Limited Partnerships (applicable to Disciplined Value Fund)

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

As of November 1, 2006, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

Set forth below is information with respect to each person who, to each Fund’s knowledge, owned of record 5% or more of the outstanding shares of any class of each Fund as of November 1, 2006. The Funds do not know of any person who owns beneficially 5% or more of a Fund’s shares.

Disciplined Value Fund Class A
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd Charlotte, NC 28288-0001	5.24%
Disciplined Value Fund Class B
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	6.99%
Disciplined Value Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	10.39%
First Clearing Corporation W Joseph Selvia R/O IRA FCC as Custodian 4041 Max Drive Winston-Salem, NC 27106-8711	6.69%
Disciplined Value Fund Class I
Wachovia Bank Cash Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	56.21%
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	22.23%
Wachovia Bank Cash/Reinvest Account Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	7.98%
Equity Income Fund Class A
None
Equity Income Fund Class B
None
Equity Income Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	11.47%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th floor 333 West 34th Street New York, NY 10001-2402	8.54%
Equity Income Fund Class I
None
Equity Income Fund Class R
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	98.65%
Equity Index Fund Class A
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	26.18%
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	7.51%
Equity Index Fund Class B
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	8.46%
Equity Index Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	31.66%
Citigroup Global Markets Inc. House Account Attn: Pete Booth, 7th floor 333 West 34th Street New York, NY 10001-2402	6.29%
Equity Index Fund – Class I
Credit Suisse First Boston Capital LLC Attn: Parshu Shah 11 Madison Ave. Floor 3 New York, NY 10010-3629	30.80%
Wachovia Bank Cash Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	14.99%
US Bank FBO Executive Benefit Group PO Box 1787 Milwaukee, WI 53201-1787	13.75%
Wachovia Bank Reinvest Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	12.60%
Wachovia Bank 401K Accounts 1525 West Wt Harris Blvd. Charlotte, NC 28288-0001	11.57%
Wachovia Bank Cash/Reinvest Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	5.18%
Equity Index Fund – Class IS
Wachovia Bank Reinvest Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	35.88%
First Clearing, LLC JSD/JLD Investments LP 2624 West Freeway Fort Worth, TX 76102-7109	16.16%
Fundamental Large Cap Fund Class A
None
Fundamental Large Cap Fund Class B
None
Fundamental Large Cap Fund Class C
None
Fundamental Large Cap Fund Class I
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	5.69%
Large Cap Value Fund Class A
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	8.85%
State Street Bank & Trust Custodian of the SEP-IRA of Kingley Durant c/o Grantham Mayo Van Otterloo & Co 40 Rowes Wharf Boston, MA 02110-3340	5.37%
Large Cap Value Fund Class B
None
Large Cap Value Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	10.72%
Large Cap Value Fund Class I
Band & Co C/O US Bank Attn: Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	47.24%
Wachovia Bank Cash Acct 1525 W WT Harris Blvd Charlotte, NC 28288-0001	17.15%
Wachovia Bank Reinvest Account Trust Accounts 1525 W WT Harris Blvd Charlotte, NC 28288-0001	10.54%
Small Cap Value Fund Class A
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	20.94%
Small Cap Value Fund Class B
None
Small Cap Value Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	10.78%
Small Cap Value Fund Class I
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	38.08%
NFS LLC FEBO FIIOC as agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	18.37%
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	5.97%
Special Values Fund Class A
ING Life Insurance & Annuity Co. 151 Farmington Ave Hartford, CT 06156-0001	15.35%
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	11.18%
Wachovia Bank 401k Accounts 1525 West Wt Harris Blvd. Charlotte, NC 28288-0001	9.40%
Special Values Fund Class B
None
Special Values Fund Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	14.95%
Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th floor 333 West 34th Street New York, NY 10001-2402	6.88%
Special Values Fund Class I
Wachovia Bank 401K Accounts 1525 West Wt. Harris Blvd. Charlotte, NC 28288-0001	40.69%
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon Street, 3rd Floor CMG 1151 Charlotte, NC 28202-1934	22.45%
The Northern Trust Company As Trustee FBO Illinois Tool Works Defined Contribution Plan-DY 801 S Canal Street Chicago, IL 60607-4715	10.83%
Wachovia Bank Cash/Reinvest Account NC Attn: Trust Operations Fund Group 401 S. Tryon Street, 3rd Floor CMG 1151 Charlotte, NC 28202-1934	8.25%
Wachovia Bank Reinvest Account Trust Accounts 1525 West Wt. Harris Blvd. Charlotte, NC 28288-001	6.46%
Special Values Fund Class R
Hartford Life Insurance Co. Separate Account Attn: Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	51.43%
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	17.22%
MCB Trust Services Custodian FBO Pope Associates, Inc 700 17th Street Suite 300 Denver, CO 80202-3531	9.62%
Bisys Retirement Services FBO Tamaroff Group 401K Profit Sharing 700 17th Street Suite 300 Denver, CO 80202-3531	5.48%

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

EIMC is entitled to receive from Disciplined Value Fund an annual fee as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets
first $1 billion	0.62%
next $1 billion	0.55%
next $500 million	0.50%
over $2.5 billion	0.45%

EIMC is entitled to receive from Equity Income Fund, Fundamental Large Cap Fund, and Large Cap Value Fund an annual fee as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $250 million	0.70%
next $250 million	0.65%
next $500 million	0.55%
over $1 billion	0.50%

EIMC is entitled to receive from Equity Index Fund an annual fee as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $1 billion	0.32%
over $1 billion	0.25%

EIMC is entitled to receive from Small Cap Value Fund an annual fee as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $250 million	0.90%
next $250 million	0.85%
next $500 million	0.75%
over $1 billion	0.70%

EIMC is entitled to receive from Special Values Fund an annual fee as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $1.5 billion	0.80%
over $1.5 billion	0.75%

Advisory Fees Paid

Set forth below are the advisory fees accrued or paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
July 31, 2006
Disciplined Value Fund	$1,470,791	$50,233
Equity Income Fund	$7,003,803	$52,941
Equity Index Fund	$0	$3,386,307
Fundamental Large Cap Fund	$8,021,901	$305,091
Large Cap Value Fund	$601,479	$205,519
Small Cap Value Fund	$4,135,937	$0
Special Values Fund	$19,512,223	$684,148
July 31, 2005
Disciplined Value Fund(1)	$257,379	$0
Disciplined Value Fund (2)(3)	$1,958,208	$47,371
Equity Income Fund	$7,121,219	$521,678
Equity Index Fund	$0	$3,699,156
Fundamental Large Cap Fund	$4,763,690	$934,885
Large Cap Value Fund	$600,876	$192,785
Small Cap Value Fund	$3,415,161	$0
Special Values Fund	$16,510,015	$1,199,123
July 31, 2004
Disciplined Value Fund (3)(4)	$2,191,777	$0
Equity Income Fund	$8,271,219	$228,123
Equity Index Fund	$0	$4,000,259
Fundamental Large Cap Fund	$4,874,470	$294,250
Large Cap Value Fund	$268,730	$212,907
Small Cap Value Fund	$2,604,160	$0
Special Values Fund	$12,056,306	$1,316,091

1. For the three months ended July 31, 2005.  The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2. For the year ended April 30, 2005.

3. Amounts paid prior to January 3, 2005 were paid by the Fund’s predecessor fund to its investment advisor, SouthTrust Investment Advisors.

4. For the year ended April 30, 2004

Sub-Advisory Fees

            Grantham, Mayo, Van Otterloo & Co. LLC (GMO) is the sub-advisor to Large Cap Value Fund, pursuant to the terms of an order the Fund has received from the Securities and Exchange Commission (the “SEC”). As sub-advisor, GMO manages the Fund’s investments on a day-to-day basis. EIMC pays GMO for sub-advisory services. The Fund does not pay a direct fee to GMO for its sub-advisory services.

            J.L. Kaplan Associates (Kaplan) is the sub-advisor to Small Cap Value Fund. As sub-advisor, Kaplan manages the Fund’s investments on a day-to-day basis. EIMC pays Kaplan for sub-advisory services. The Fund does not pay a direct fee to Kaplan for its sub-advisory services.

            Through an exemptive order received from the SEC, and subject to oversight by the Board of Trustees, EIMC may hire, terminate, and replace unaffiliated sub-advisors without receiving prior shareholder approval. However, shareholders will be notified in the event there has been a replacement of the sub-advisor.

Sub-Advisory Fees Paid

            EIMC pays GMO an annual fee based on Large Cap Value Fund’s average daily net assets as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee
first $250 million	0.500%
next $250 million	0.475%
next $500 million	0.425%
over $1 billion	0.400%

            Below are the sub-advisory fees paid by EIMC to GMO for the last three fiscal years.

Fund/Period Ended	Sub-Advisory Fees Paid
July 31, 2006
Large Cap Value Fund	$576,491
July 31, 2005
Large Cap Value Fund	$568,010
July 31, 2004
Large Cap Value Fund	$295,440

            EIMC pays Kaplan an annual fee based on Small Cap Value Fund’s average daily net assets as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee
first $200 million	0.60%
next $100 million	0.55%
next $300 million	0.50%

            Below are the sub-advisory fees paid by EIMC paid to Kaplan for the last three fiscal years.

Fund/Period Ended	Sub-Advisory Fees Paid
July 31, 2006
Small Cap Value Fund	$3,083,015
July 31, 2005
Small Cap Value Fund	$2,576,665
July 31, 2004
Small Cap Value Fund	$1,807,255

Brokerage Commissions

            Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers and brokerage commissions paid by the applicable Funds to Wachovia Securities, LLC an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp.  Amounts shown for Large Cap Value Fund prior to January 3, 2003 and for Small Cap Value Fund prior to April 28, 2003 reflect brokerage commissions paid by each Fund’s predecessor fund to all brokers.  For more information regarding brokerage commissions, see “Brokerage” in Part 2 of this SAI.

Fund/Fiscal Year or Period	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
July 31, 2006

Disciplined Value Fund	$94,684	$0
Equity Income Fund	$2,401,197	$342,375
Equity Index Fund	$25,520	$0
Fundamental Large Cap Fund	$725,120	$191,340
Large Cap Value Fund	$118,159	$0
Small Cap Value Fund	$626,656	$0
Special Values Fund	$3,689,786	$94,022
July 31, 2005

Disciplined Value Fund (1)	$21,804	$0
Disciplined Value Fund (2)(3)	$303,447	$0
Equity Income Fund	$3,937,001	$776,216
Equity Index Fund	$34,025	$0
Fundamental Large Cap Fund	$981,476	$198,121
Large Cap Value Fund	$244,541	$0
Small Cap Value Fund	$834,631	$0
Special Values Fund	$3,179,559	$99,172
July 31, 2004

Disciplined Value Fund (3)(4)	$371,068	$0
Equity Income Fund	$4,595,771	$1,241,919
Equity Index Fund	$40,458	$0
Fundamental Large Cap Fund	$1,463,731	$338,798
Large Cap Value Fund	$295,200	$10,626
Small Cap Value Fund	$499,862	$0
Special Values Fund	$3,254,275	$252,208

1. For the three months ended July 31, 2005.  The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2. For the year ended April 30, 2005.

3. Amounts paid prior to January 3, 2005 were paid by the Fund’s predecessor fund.

4. For the year ended April 30, 2004

Percentage of Brokerage Commissions

The table below shows, for the fiscal year ended July 31, 2006, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities, LLC and (2) the percentage of each applicable Fund’s aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC. For more information, see “Selection of Brokers” under “Brokerage” in Part 2 of this SAI.

Fund	Percentage of Commissions to Wachovia Securities, LLC	Percentage of Commissionable Transactions through Wachovia Securities, LLC.
Disciplined Value Fund	0%	0%
Equity Income Fund	14.3%	12.0%
Equity Index Fund	0%	0%
Fundamental Large Cap Fund	26.4%	20.0%
Large Cap Value Fund	0%	0%
Small Cap Value Fund	0%	0%
Special Values Fund	2.5%	2.3%

Brokerage Commissions with Research Firms

During the fiscal year ended July 31, 2006, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by EIMC to provide research services (“Research Firms”). Wachovia Securities, LLC (together with its wholly owned subsidiary, First Clearing LLC) is a Research Firm. The provision of research was not necessarily a factor in the placement of this business with such Research Firms.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Disciplined Value Fund	$343,380,413	$94,573
Equity Income Fund	$2,128,699,607	$2,254,230
Equity Index Fund	$184,638,913	$8,982
Fundamental Large Cap Fund	$698,987,323	$656,167
Large Cap Value Fund	$0	$0
Small Cap Value Fund	$361,727,855	$620,300
Special Values Fund	$2,108,224,873	$3,276,171

Underwriting Commissions

Below are the underwriting commissions paid by each Fund and the amounts retained by Evergreen Investment Services, Inc. (EIS), the principal underwriter, for the last three fiscal years or periods. For periods prior to May 1, 2004, underwriting commissions were paid to the Funds’ predecessor principal underwriter.  For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fiscal Year or Period/Fund	Total Underwriting Commissions	Underwriting Commissions Retained
July 31, 2006
Disciplined Value Fund	$44,490	$2,946
Equity Income Fund	$180,620	$11,185
Equity Index Fund	$417,183	$14,075
Fundamental Large Cap Fund	$446,017	$17,847
Large Cap Value Fund	$126,381	$7,859
Small Cap Value Fund	$42,050	$2,271
Special Values Fund	$684,577	$28,589
July 31, 2005
Disciplined Value Fund (1)	$4,331	$422
Disciplined Value Fund (2)	$5,626	$639
Equity Income Fund	$382,595	$24,379
Equity Index Fund	$954,977	$32,080
Fundamental Large Cap Fund	$289,935	$11,297
Large Cap Value Fund	$374,900	$24,689
Small Cap Value Fund	$405,911	$27,072
Special Values Fund	$3,349,536	$235,088
July 31, 2004
Disciplined Value Fund (3)	$31,972	$3,716
Equity Income Fund	$1,118,937	$61,803
Equity Index Fund	$1,801,946	$60,672
Fundamental Large Cap Fund	$375,735	$14,137
Large Cap Value Fund	$683,401	$42,621
Small Cap Value Fund	$456,844	$31,672
Special Values Fund	$3,234,983	$191,292

1. For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2. For the year ended April 30, 2005.

3. For the year ended April 30, 2004.

Distribution and/or Service (Rule 12b-1) Fees

Below are the 12b-1 fees paid by each Fund for the fiscal year ended July 31, 2006. For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI. Class I shares do not pay 12b-1 fees; Class IS shares and Class R shares do not pay distribution fees.

Fund	Class A		Class B		Class C		Class IS

	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
Disciplined Value Fund	$763	$9,456	$13,698	$4,566	$4,460	$1,486	N/A
Equity Income Fund	$230,468	$1,152,342	$530,433	$176,811	$246,472	$82,157	N/A
Equity Index Fund	$43,105	$599,294	$1,252,733	$417,578	$1,405,776	$468,592	$37,494
Fundamental Large Cap Fund	$407,450	$2,037,248	$2,040,397	$680,132	$740,289	$246,763	N/A
Large Cap Value Fund	$0	$119,399	$177,481	$59,160	$77,900	$25,967	N/A
Small Cap Value Fund	$0	$235,644	$81,805	$27,268	$84,527	$28,175	N/A
Special Values Fund	$0	$2,955,090	$1,470,565	$490,189	$1,092,387	$364,129	N/A

Fund	Class R

Service Fees
Equity Income Fund	$330
Special Values Fund	$34,200

Trustee Compensation

            Listed below is the Trustee compensation paid by each Trust for the fiscal year ended July 31, 2006 and by the Trusts and the thirteen other trusts in the Evergreen Fund Complex(1) for the twelve months ended December 31, 2005. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from Evergreen Equity Trust for the fiscal year ended 7/31/2006	Aggregate Compensation from Evergreen Select Equity Trust for the fiscal year ended 7/31/2006	Total Compensation from Trust and Fund Complex Paid to Trustees for the twelve months ended 12/31/2005(2)
Charles A. Austin III	$11,470	$1,819	$203,500
Shirley L. Fulton	$9,373	$1,483	$167,000
K. Dun Gifford	$9,229	$1,472	$186,500
Leroy Keith, Jr.	$9,389	$1,486	$168,000
Gerald M. McDonnell	$9,320	$1,476	$168,000
Patricia B. Norris	$422	$65	N/A(3)
William Walt Pettit	$9,373	$1,483	$167,000
David M. Richardson	$9,320	$1,476	$168,000
Russell A. Salton, III	$10,890	$1,726	$191,500
Michael S. Scofield	$16,926	$2,698	$285,000
Richard J. Shima	$10,681	$1,692	$186,500
Richard K. Wagoner	$9,835	$1,555	$168,000

(1)   The Evergreen Fund Complex consists of ten open-end investment management companies representing eighty-nine separate series and four closed-end funds.

(2)   The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all of part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2005. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $132,275

                Fulton                      $41,750

                McDonnell                $50,400

                Pettit                        $50,100

                Shima                      $93,250

(3)   Patricia B. Norris became a Trustee effective July 1, 2006 and did not receive any compensation from the Trusts for the period indicated.

COMPUTATION OF CLASS A OFFERING PRICE

Class A shares are sold at the net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at July 31, 2006.  For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares.”

Fund	Net Asset Value Per Share	Sales Charge Per Share (1)	Offering Price Per Share
Disciplined Value Fund	$16.62	5.75%	$17.63
Equity Income Fund	$24.16	5.75%	$25.63
Equity Index Fund	$47.72	4.75%	$50.10
Fundamental Large Cap Fund	$23.37	5.75%	$24.80
Large Cap Value Fund	$11.40	5.75%	$12.10
Small Cap Value Fund	$24.12	5.75%	$25.59
Special Values Fund	$28.55	5.75%	$30.29

The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            EIS, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to each Fund, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

Average Daily Net Assets

of the Evergreen funds (excluding Money Market Funds and Evergreen Institutional Enhanced Income Fund)

Administrative

Services Fee Rates

First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

            Below are the administrative service fees paid by each Fund for the last three fiscal years.

Fund/Fiscal Year or Period	Administrative Fees Paid
July 31, 2006
Disciplined Value Fund	$236,554
Equity Income Fund	$1,179,443
Equity Index Fund	$921,748
Fundamental Large Cap Fund	$1,456,942
Large Cap Value Fund	$114,619
Small Cap Value Fund	$469,371
Special Values Fund	$2,581,537
July 31, 2005
Disciplined Value Fund(1)	$38,861
Disciplined Value Fund (2)(3)	$257,825
Equity Income Fund	$1,301,051
Equity Index Fund	$1,032,829
Fundamental Large Cap Fund	$932,449
Large Cap Value Fund	$113,081
Small Cap Value Fund	$386,110
Special Values Fund	$2,256,701
July 31, 2004
Disciplined Value Fund(3)(4)	$277,454
Equity Income Fund	$1,279,519
Equity Index Fund	$1,079,192
Fundamental Large Cap Fund	$759,143
Large Cap Value Fund	$59,082
Small Cap Value Fund	$262,734
Special Values Fund	$1,678,611

(1) For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

(2) For the year ended April 30, 2005.

(3) Amounts paid prior to March 21, 2005 were paid to the Fund’s predecessor administrator.

(4) For the year ended April 30, 2004.

Distributor

            EIS markets the Funds through broker‑dealers and other financial representatives. EIS is also the distributor of the Funds and receives payment pursuant to the Funds’ 12b-1 plans.  EIS is an affiliate of EIMC, which is an affiliate of the Funds.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

            *               For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.

                **             Closed accounts are maintained on the system in order to facilitate historical tax information.

Below are the transfer agency fees paid by each Fund to ESC for the last fiscal year. A portion of the fees listed below was paid to Wachovia Securities, Inc., an affiliate of EIMC and Wachovia Corporation.

Fund	Total Transfer Agency Fees Paid for the Fiscal Year Ended July 31, 2006
Disciplined Value Fund	$81,357
Equity Income Fund	$1,918,127
Equity Index Fund	$1,800,681
Fundamental Large Cap Fund	$5,396,629
Large Cap Value Fund	$213,278
Small Cap Value Fund	$601,219
Special Values Fund	$4,104,133

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the independent Trustees of the Trusts.

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Funds.

FINANCIAL STATEMENTS

The audited financial statements for the Funds for the fiscal year ended July 31, 2006, including notes thereto, and the report of the Independent Registered Public Accounting Firm thereon, are hereby incorporated by reference from each Fund’s July 31, 2006 Annual Report.  Each Fund’s Annual Report was filed electronically with the SEC on October 5, 2006 (Accession No. 0000936772-06-000152 for Evergreen Equity Trust and Accession No. 0000936772-06-000151 for Evergreen Select Equity Trust).  A copy of each Annual Report may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it off our Web site at EvergreenInvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below may not apply to the Fund or the Class in which you are interested.

            The term “advisor” includes any sub-advisor applicable to a Fund.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

            Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)  Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

(v) Federal National Mortgage Association; and

(vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            The Fund may enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with EIMC’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may enter into financial futures contracts and write options on futures contracts.    The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

              A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

            The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)   The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)   The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)   The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors.  Since Rule 144A securities and other investments may have limited markets, the Fund’s portfolio manager, pursuant to procedures adopted by the Fund’s Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs), including equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value (NAV)

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1) Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4) Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

                        (5) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at net asset value.

The Evergreen Money Market Funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Agreement and Declaration of Trust (the “Declaration of Trust”), By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of service fees and/or distribution fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Principal Underwriting Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)       to compensate broker-dealers or other persons for distributing Fund shares;

(2)       to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)       to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and ”Distribution and/or Service (Rule 12b-1) Fees”  under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

*   Evergreen Envision Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

** Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.   (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

            For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

            The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment.  Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

            Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.   In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreement, please see either the Fund's Annual Report or Semiannual Report immediately following the approval of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

EIMC AND KAPLAN PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, July 31, 2006.

Portfolio Manager		(Assets in thousands)
Sujatha Avutu, CFA	Assets of registered investment companies managed
	Evergreen Equity Income Fund...................................................	$1,126,356
	Sentinel Capital Markets Income Fund[1]....................................	$56,187
	TOTAL...............................................................................................	$1,182,543
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	0
	Assets of other pooled investment vehicles managed..........	$0
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	0
	Assets of separate accounts managed....................................	$0
	Number of those subject to performance fee..........................	0
	Assets of those subject to performance fee.............................	$0

James L. Kaplan	Assets of registered investment companies managed
	Evergreen Small Cap Value Fund......................................................	$460,109
	TOTAL...............................................................................................	$460,109
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	1
	Assets of other pooled investment vehicles managed..........	$22,206
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	860
	Assets of separate accounts managed....................................	$3,486,186
	Number of those subject to performance fee..........................	1
	Assets of those subject to performance fee.............................	$208,504

Walter T. McCormick, CFA	Assets of registered investment companies managed................
	Evergreen Fundamental Large Cap Fund	$1,206,559
	Evergreen Va. Fundamental Large Cap Fund	$172,182
	Evergreen Va. Balanced Fund[2]	$76,719
	Evergreen Balanced Fund2	$1,380,160
	TOTAL...............................................................................................	$2,835,620
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	0
	Assets of other pooled investment vehicles managed..........	$0
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	1
	Assets of separate accounts managed....................................	$158,877
	Number of those subject to performance fee..........................	0
	Assets of those subject to performance fee.............................	$0

James M. Tringas, CFA	Assets of registered investment companies managed
	Evergreen Special Values Fund.........................................................	$2,319,966
	Evergreen VA. Special Values Fund..................................................	$116,265
	TOTAL...............................................................................................	$2,436,231
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	0
	Assets of other pooled investment vehicles managed..........	$0
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	4
	Assets of separate accounts managed....................................	$413,505
	Number of those subject to performance fee..........................	0
	Assets of those subject to performance fee.............................	$0

Paul Wiesman	Assets of registered investment companies managed
	Evergreen Small Cap Value Fund .....................................................	$460,109
	TOTAL...............................................................................................	$460,109
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	1
	Assets of other pooled investment vehicles managed..........	$22,206
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	860
	Assets of separate accounts managed....................................	$3,486,186
	Number of those subject to performance fee..........................	1
	Assets of those subject to performance fee.............................	$208,504

Regina Wiedenski	Assets of registered investment companies managed
	Evergreen Small Cap Value Fund .....................................................	$460,109
	TOTAL...............................................................................................	$460,109
	Those subject to performance fee..............................................	0
	Number of other pooled investment vehicles managed...............	1
	Assets of other pooled investment vehicles managed..........	$22,206
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	860
	Assets of separate accounts managed....................................	$3,486,186
	Number of those subject to performance fee..........................	1
	Assets of those subject to performance fee.............................	$208,504

William Zieff	Assets of registered investment companies managed
	Evergreen Disciplined Value Fund....................................................	$694,855
	Evergreen Disciplined Small-Mid Value Fund.................................	$6,657
	Evergreen Equity Index Fund...............................................................	$827,496
	Evergreen Global Large Cap Equity Fund........................................	$134,890
	Evergreen Large Cap Equity Fund.....................................................	$1,878,451
	Evergreen Market Index Fund..............................................................	$409,583
	Evergreen Market Index Growth Fund................................................	$705,209
	Evergreen Market Index Value Fund..................................................	$521,165
	Evergreen Special Equity Fund...........................................................	$175,520
	TOTAL...............................................................................................	$5,353,826
	Those subject to performance fee..............................................	$1,878,451
	Number of other pooled investment vehicles managed...............	3
	Assets of other pooled investment vehicles managed..........	$1,740,270
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	51
	Assets of separate accounts managed....................................	$5,851,834
	Number of those subject to performance fee..........................	0
	Assets of those subject to performance fee.............................	$0

1. Ms. Avutu is not fully responsible for the management of the entire portfolio of the Sentinel Capital Markets Income Fund.  As of July 31, 2006, she was responsible only for approximately $16.3 million of the $56.2 million in assets in this fund.

2. Mr. McCormick is not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of July 31, 2006, he was responsible only for approximately $1098.2 million of the $1,456.9 million in assets in these funds.

Conflicts of Interest.  Portfolio managers generally face two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC and Kaplan require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor).  The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and Kaplan have policies and procedures to address the various potential conflicts of interest described above.  Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, each firm has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation.  For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.  Certain portfolio managers may have bonuses predetermined at certain amounts for certain periods of time.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For Kaplan, portfolio managers earn a base salary and earn additional compensation based upon specific formulas agreed to in connection with the acquisition of Kaplan by EIMC. Such formulas generally take into consideration revenue and/or profitability of Kaplan on investment advisory business.

For calendar year 2005, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Portfolio Manager

Sujatha Avutu..............	Lipper Equity Income Lipper Large Cap Core Lipper Utility Lipper Small Cap Value
Walter T. McCormick.	Lipper Large Cap Core Lipper Large Cap Growth Lipper Utility Lipper Multi Cap Growth Lipper Equity Income
James M. Tringas......	Lipper Small Cap Value
William Zieff................	Lipper Large Cap Core Lipper S&P Index Objective Lipper MultiCap Value Callan Mutual Fund Large Cap Core Callan Institutional Large Cap Core Lipper Global Large Cap Core

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients.  Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

- medical, dental, vision and prescription benefits,

- life, disability and long-term care insurance,

- before-tax spending accounts relating to dependent care, health care, transportation and parking, and

- various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended July 31, 2006. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Disciplined Value Fund
William Zieff……………………….	$0

Equity Income Fund
Sujatha Avutu…………………….	$10,001 - $50,000

Equity Index Fund
William Zieff……………………….	$0

Fundamental Large Cap Fund
Walter T. McCormick…………….	$100,001 - $500,000

Small Cap Value Fund
James L. Kaplan………………….	$50,001 - $100,000
Regina Wiedenski………………..	$100,001 - $500,000
Paul Weisman…………………….	$10,001 - $50,000

Special Values Fund
James M. Tringas………………..	$100,001 - $500,000

Evergreen Family of Funds
Sujatha Avutu.........................	$10,001 - $50,000
James L. Kaplan...................	$50,000 - $100,000
Walter T. McCormick............	Over $1,000,000
James M. Tringas.................	$100,001 - $500,000
Paul Weisman.......................	$50,001 - $100,000
Regina Wiedenski................	$100,001 - $500,000
William Zieff...........................	$50,001 - $100,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce............................ President, EIS	$500,001 – 1,000,000
Christopher Conkey.................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro................................ Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen......................... Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn........................ Chief Operating Officer, EIMC	$500,001 – 1,000,000
Patrick O’Brien............................ President, Institutional Division, EIMC	Over $1,000,000

GMO PORTFOLIO MANAGER (Large Cap Value Fund)

            GMO is the investment sub-advisor to Large Cap Value Fund.  Day-to-day management of Large Cap Value Fund is the responsibility of GMO's US Quantitative Division. The Division's members work collaboratively to manage Large Cap Value Fund’s portfolio.

            The following table sets forth additional information about Mr. Choi, the senior member of the US Quantitative Division responsible for coordinating Large Cap Value Fund’s overall portfolio management.  The information provided is as of July 31, 2006.

Senior Member Asset Allocation Trust	Registered investment companies managed (including other non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide)		Separate accounts managed (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Edmund Choi	2	$80,737,842.56	0	$0	4	$74,062,382.79
	Registered investment companies managed for which GMO receives a performance-based fee (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Edmund Choi	0	$0	0	$0	0	$0

            Conflicts of Interest.  Because the senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts.  GMO believes several factors limit those conflicts. First, GMO maintains trade allocation policies which seek to ensure such conflicts are managed appropriately.  Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts.  Third, the GMO’s investment divisions and Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client’s investment guidelines and timing of cash flows.  Fourth, the fact that the investment programs of the Fund and other similar accounts are determined based on quantitative models imposes discipline and constraint on GMO’s investment decisions.

            Compensation.  Senior members of each division are members (partners) of GMO.  Compensation for the senior member consists of a fixed annual base salary, a partnership interest in the firm’s profits and possibly an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success.  The compensation program does not disproportionately reward outperformance by higher fee/performance fee products.  GMO’s Compensation Committee determines the senior member’s base salary taking into account current industry norms and market data to ensure that GMO pays a competitive base salary.  The Compensation Committee also determines the level of partnership interest, taking into account the senior member’s contribution to GMO and GMO’s mission statement.  The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.  Because each member’s compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.  GMO membership interests are the primary incentive for persons to maintain employment with GMO.  GMO believes this is the best incentive to maintain stability of portfolio management personnel.

Fund Holdings.  The table below presents the dollar range of investment the portfolio manager beneficially holds in the Fund he manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended July 31, 2006. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Large Cap Value Fund
Edmund Choi……………………..	$0

Evergreen Family of Funds
Edmund Choi........................	$0

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below).  As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended July 31, 2006, the Executive Committee held 23 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, Richard Shima and the Chairman of the Committee, Michael S. Scofield. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended July 31, 2006, the 15(c) Committee held 1 committee meeting.

       The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of K. Dun Gifford, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved.  The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended July 31, 2006, the Audit Committee held 6 committee meetings.

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit, Shirley L. Fulton, and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For the fiscal year ended July 31, 2006, the 12b-1 Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of Gerald McDonnell, Dr. Russell A. Salton, III, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended July 31, 2006, the Performance Committee held 6 committee meetings.

            Set forth below are the Trustees of each of the fourteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1      Each Trustee, except Mses. Fulton and Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As new Trustees, Ms. Fulton's and Ms. Norris' initial terms end March 31, 2007 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office by the Trustees.

2         Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3      Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Fund Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006.  Ms. Norris’s information is as of September 19, 2006.

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
Shirley L. Fulton[3]	Evergreen Asset Allocation Fund[1]	$10,001-$50,000	Over $100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. McDonnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001-$50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Growth Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1         Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2         Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3      Information for Ms. Fulton and Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4      In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the principal officers of each of the fourteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/1947	Chief Compliance Officer since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

1         Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Income Advantage Fund, Evergreen Managed Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
Kaplan	Sub-advisor to Small Cap Value Fund	Daily
GMO	Sub-advisor to Large Cap Value Fund	Daily
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

June 10, 2006

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2006.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
  Market reaction - How has the market responded to the proposed deal?
  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
  Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:
    A minimum vesting of three years for stock options or restricted stock; or
    Deferred stock payable at the end of a three-year deferral period.
  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  There is a disconnect between CEO pay and the company’s performance;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund’s net asset value;
  The fund’s history of shareholder relations;
  The performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

EVERGREEN EQUITY TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR Evergreen Disciplined SMALL-MID VALUE Fund

EVERGREEN EQUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

DOMESTIC EQUITY FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2006

Evergreen Disciplined Small-Mid Value Fund (the “Fund”)

The Fund is a series of an open-end management investment company known as Evergreen Equity Trust (the “Trust”)

This Statement of Additional Information (SAI) pertains to all classes of shares of the Fund listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated December 1, 2006, and as amended from time to time, for the Fund. The Fund is offered through a prospectus offering Class A shares and a prospectus offering Class I shares, both of which are dated December 1, 2006, each as supplemented from time to time. The information in Part 1 of this SAI is specific information about the Fund in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to the Fund’s Annual Report as of July 31, 2006.  You may obtain a copy of each prospectus, Annual Report and SAI without charge by calling 1.800.343.2898.

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-3

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-3

EXPENSES..................................................................................................................................... 1-4

COMPUTATION OF CLASS A OFFERING PRICE .............................................................................. 1-7

SERVICE PROVIDERS.................................................................................................................... 1-7

FINANCIAL STATEMENTS................................................................................................................ 1-9

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-19

PRICING OF SHARES.................................................................................................................... 2-21

PRINCIPAL UNDERWRITER........................................................................................................... 2-22

DISTRIBUTION EXPENSES UNDER RULE 12b-1.............................................................................. 2-23

TAX INFORMATION........................................................................................................................ 2-29

BROKERAGE................................................................................................................................ 2-32

ORGANIZATION............................................................................................................................. 2-33

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-34

PORTFOLIO MANAGERS............................................................................................................... 2-35

MANAGEMENT OF THE TRUST...................................................................................................... 2-39

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-45

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-46

ADDITIONAL INFORMATION........................................................................................................... 2-56

PROXY VOTING POLICY AND PROCEDURES.................................................................................. A-1

PART 1

TRUST HISTORY

The Trust is an open-end management investment company which was organized as a Delaware statutory trust on September 18, 1997. A copy of the Agreement and Declaration of Trust, as amended, is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

Diversification

The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.  Concentration

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.  Issuing Senior Securities

Except as permitted under the 1940 Act, the Fund may not issue senior securities.

            4.  Borrowing

The Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.  Underwriting

The Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.  Real Estate

            The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.  Commodities

The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.  Lending

The Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding securities the Fund may purchase and investment practices the Fund may use, see the following section in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Fund’s prospectuses.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Leverage

Securities Lending

Convertible Securities

Preferred Stocks

Options and Futures Strategies

Obligations of Foreign Branches of U.S. Banks

Obligations of U.S. Branches of Foreign Banks

Foreign Securities

Illiquid and Restricted Securities

Investment in Other Investment Companies

Short Sales

Master Demand Notes

Payment-in-kind Securities

Zero Coupon "Stripped" Bonds

Real Estate Investment Trusts

Limited Partnerships

Notwithstanding the above, the Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

As of November 1, 2006, the officers and Trustees of the Trust owned as a group 86% of the outstanding shares of the Fund’s Class A shares, and less than 1% of the outstanding shares of the Fund’s Class I shares.

Set forth below is information with respect to each person who, to the Fund’s knowledge, owned of record 5% or more of the outstanding shares of any class of the Fund as of November 1, 2006. The Fund does not know of any persons who own beneficially 5% or more of the Fund’s shares.

Class A
State Street Bank and Trust Co Custodian Rollover IRA FBO Patricia B. Norris Natick, MA 01760-5643	86.03%
Anne H, Shires James W. Shires JT WROS Forest, VA 24551-1015	7.19%
CO Evergreen 401 S Tryon Street Ste 500 Charlotte, NC 28288-001	6.78%
Class I
CO Evergreen 401 S Tryon Street Ste 500 Charlotte, NC 28288-001	71.00%
Evergreen Envision Growth Fund 200 Berkeley Street Boston, MA 02116	14.15%
Envision Growth and Income Fund 200 Berkeley Street Boston, M A02116	13.67%

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Fund.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

EIMC is entitled to receive from the Fund an annual fee as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee
first $1 billion	0.70%
over $1 billion	0.65%

EIMC has contractually agreed to waive the advisory fee through December 13, 2007 in order to cap the Fund’s Total Fund Operating Expenses at 1.22% for Class A and 0.92% for Class I.

Advisory Fees Paid

Below are the advisory fees accrued or paid by the Fund for the fiscal period from December 14, 2005 (commencement of operations) to July 31, 2006.

Advisory Fees Paid	Advisory Fees Waived
$0	$80,745

Brokerage Commissions

            Below are the brokerage commissions paid for the last fiscal period by the Fund to (1) all brokers and (2) to Wachovia Securities, LLC, an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp. For more information regarding brokerage commissions, see “Brokerage” in Part 2 of this SAI.

Fiscal Period	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
July 31, 2006 (1)	$9,965	$0

        (1) For the fiscal period from December 14, 2005 (commencement of operations) to July 31, 2006.

Percentage of Brokerage Commissions

The table below shows, for the fiscal period ended July 31, 2006, (1) the percentage of aggregate brokerage commissions paid by the Fund to Wachovia Securities, LLC and (2) the percentage of the Fund’s aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC. For more information, see “Selection of Brokers” under “Brokerage” in Part 2 of this SAI.

Percentage of Commissions to Wachovia Securities, LLC	Percentage of Commissionable Transactions through Wachovia Securities, LLC.
0%	0%

Brokerage Commissions with Research Firms

During the fiscal period from December 14, 2005 (commencement of operations) to July 31, 2006, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by EIMC to provide research services (“Research Firms”). Wachovia Securities, LLC (together with its wholly owned subsidiary, First Clearing LLC) is a Research Firm. The provision of research was not necessarily a factor in the placement of this business with such Research Firms.

Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
$12,691,155	$9,850

Underwriting Commissions

Below are the underwriting commissions paid by the Fund and the amounts retained by Evergreen Investment Services, Inc. (EIS), the principal underwriter, for the last fiscal period. For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fiscal Period	Total Underwriting Commissions	Underwriting Commissions Retained
July 31, 2006 (1)	$0	$0

(1) For the fiscal period from December 14, 2005 (commencement of operations) to July 31, 2006.

Distribution and/or Service (Rule 12b-1) Fees

Below are the 12b-1 fees paid by the Fund for the fiscal period from December 14, 2005 (commencement of operations) to July 31, 2006. For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI. Class I shares do not pay 12b-1 fees.

Class A
Distribution Fees	Service Fees
$0	$2

Trustee Compensation

            Listed below is the Trustee compensation paid by the Trust for the fiscal period from December 14, 2005 (commencement of operations) to July 31, 2006 and by the Trust and the thirteen other trusts in the Evergreen Fund Complex(1) for the twelve months ended December 31, 2005. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from the Fund for the fiscal period ended 7/31/2006	Total Compensation from Trust and Fund Complex Paid to Trustees for the twelve months ended 12/31/2005(2)
Charles A. Austin III	$5	$203,500
Shirley L. Fulton	$4	$167,000
K. Dun Gifford	$3	$186,500
Leroy Keith, Jr.	$4	$168,000
Gerald M. McDonnell	$4	$168,000
Patricia B. Norris	$0	N/A(3)
William Walt Pettit	$4	$167,000
David M. Richardson	$4	$168,000
Russell A. Salton, III	$4	$191,500
Michael S. Scofield	$7	$285,000
Richard J. Shima	$5	$186,500
Richard K. Wagoner	$4	$168,000

The Evergreen Fund Complex consists of ten open-end investment management companies representing eighty-nine separate series and four closed-end funds.

The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all of part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2005. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $132,275

                Fulton                      $41,750

                McDonnell                $50,400

                Pettit                        $50,100

                Shima                      $93,250

Patricia B. Norris became a Trustee effective July 1, 2006 and did not receive any compensation from the Trusts for the period indicated.

COMPUTATION OF CLASS A OFFERING PRICE

Class A shares are sold at the net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of the Fund.  The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 based upon the NAV of the Fund’s Class A shares at July 31, 2006.  For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares” in Part 2 of this SAI.

Share Class	Net Asset Value Per Share	Sales Charge[1]	Offering Price Per Share
Class A	$10.44	5.75%	$11.08

1 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            EIS, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive from the Fund annual fees at the following rate:

Average Daily Net Assets of the Evergreen funds (Excluding Money Market Funds and Evergreen Institutional Enhanced Income Fund)

Administrative Services Fee Rates

First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Below are the administrative service fees paid by the Fund for the last fiscal period.

Fiscal Period	Administrative Fees Paid
July 31, 2006 (1)	$3,533

        (1) For the fiscal period from December 14, 2005 (commencement of operations) to July 31, 2006.

Distributor

            EIS markets the Fund through broker‑dealers and other financial representatives. EIS is also the distributor of the Fund and receives payment pursuant to the Funds’ 12b-1 plans.  EIS is an affiliate of EIMC, which is an affiliate of the Fund.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.  The Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Annual Dividend Funds	$21.75	$9.00

            *               For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.

                **             Closed accounts are maintained on the system in order to facilitate historical tax information.

Below are the transfer agency fees paid by the Fund to ESC for the fiscal period from December 14, 2005 (commencement of operations) to July 31, 2006. A portion of the fees listed below was paid to Wachovia Securities, Inc., an affiliate of EIMC and Wachovia Corporation.

Total Transfer Agency Fees Paid for the Fiscal Period Ended July 31, 2006
$50

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of the Fund's securities and cash and performs other related duties.

Legal Counsel

            Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Independent Trustees of the Trust.

            Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Fund.

FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal period ended July 31, 2006, including notes thereto, and the report of the Independent Registered Public Accounting Firm thereon, are hereby incorporated by reference from the Fund’s July 31, 2006 Annual Report.  The Fund’s Annual Report was filed electronically with the SEC on October 5, 2006 (Accession No. 0000936772-06-000152).  A copy of the Annual Report may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, or by calling 1.800.343.2898.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below may not apply to the Fund or the Class in which you are interested.

            The term “advisor” includes any sub-advisor applicable to a Fund.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

            Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)  Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            The Fund may enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with EIMC’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

            The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may enter into financial futures contracts and write options on futures contracts.    The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

              A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

            The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)   The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)   The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)   The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors.  Since Rule 144A securities and other investments may have limited markets, the Fund’s portfolio manager, pursuant to procedures adopted by the Fund’s Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

The Fund may invest in investments related to real estate including real estate investment trusts (REITs), including equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value (NAV)

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

(1) Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

(2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

(3) Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

(4) Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

(5) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

(6) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

(7) Investments in other mutual funds are valued at net asset value.

(8) The Evergreen Money Market Funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Agreement and Declaration of Trust (the “Declaration of Trust”), By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of service fees and/or distribution fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Principal Underwriting Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)       to compensate broker-dealers or other persons for distributing Fund shares;

(2)       to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)       to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and ”Distribution and/or Service (Rule 12b-1) Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

*   Evergreen Envision Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

** Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

            For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

            The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008.Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment.  Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

            Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreement, please see either the Fund's Annual Report or Semiannual Report immediately following the approval of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal period end, July 31, 2006.

William Zieff	Assets of registered investment companies managed
	Evergreen Disciplined Value Fund....................................................	$694,855
	Evergreen Disciplined Small-Mid Value Fund.................................	$6,657
	Evergreen Equity Index Fund...............................................................	$827,496
	Evergreen Global Large Cap Equity Fund........................................	$134,890
	Evergreen Large Cap Equity Fund.....................................................	$1,878,451
	Evergreen Market Index Fund..............................................................	$409,583
	Evergreen Market Index Growth Fund................................................	$705,209
	Evergreen Market Index Value Fund..................................................	$521,165
	Evergreen Special Equity Fund...........................................................	$175,520
	TOTAL...............................................................................................	$5,353,826
	Those subject to performance fee..............................................	$1,878,451
	Number of other pooled investment vehicles managed...............	3
	Assets of other pooled investment vehicles managed..........	$1,740,270
	Number of those subject to performance fee...........................	0
	Assets of those subject to performance fee.............................	$0
	Number of separate accounts managed.........................................	51
	Assets of separate accounts managed....................................	$5,851,834
	Number of those subject to performance fee..........................	0
	Assets of those subject to performance fee.............................	$0

Conflicts of Interest.  Portfolio managers generally face two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC).  The structure of a portfolio manager’s or an investment adviser’s compensation may create an incentive for the manager or adviser to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC has policies and procedures to address the various potential conflicts of interest described above.  EIMC has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, each firm has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation.  For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.  Certain portfolio managers may have bonuses predetermined at certain amounts for certain periods of time.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2005, the investment performance component of the portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Portfolio Manager

William Zieff................	Lipper Large Cap Core Lipper S&P Index Objective Lipper MultiCap Value Callan Mutual Fund Large Cap Core Callan Institutional Large Cap Core Lipper Global Large Cap Core

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients.  Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

- medical, dental, vision and prescription benefits,

- life, disability and long-term care insurance,

- before-tax spending accounts relating to dependent care, health care, transportation and parking, and

- various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  The tables below presents the dollar range of investment the portfolio manager beneficially holds in the Fund as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended July 31, 2006. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Disciplined Small-Mid Value Fund

William Zieff	$0

Evergreen Family of Funds

William Zieff...........................	$50,001 - $100,000

            The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce............................ President, EIS	$500,001 – 1,000,000
Christopher Conkey.................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro................................ Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen......................... Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn........................ Chief Operating Officer, EIMC	$500,001 – 1,000,000
Patrick O’Brien............................ President, Institutional Division, EIMC	Over $1,000,000

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below).  As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended July 31, 2006, the Executive Committee held 23 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.   The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, Richard Shima and the Chairman of the Committee, Michael S. Scofield. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended July 31, 2006, the 15(c) Committee held 1 committee meeting.

            The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of K. Dun Gifford, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved.  The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended July 31, 2006, the Audit Committee held 6 committee meetings.

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit, Shirley L. Fulton, and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For the fiscal year ended July 31, 2006, the 12b-1 Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of Gerald McDonnell, Dr. Russell A. Salton, III, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended July 31, 2006, the Performance Committee held 6 committee meetings.

            Set forth below are the Trustees of each of the fourteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1      Each Trustee, except Mses. Fulton and Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As new Trustees, Ms. Fulton's and Ms. Norris' initial terms end March 31, 2007 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office by the Trustees.

2         Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3      Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Fund Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006.  Ms. Norris’s information is as of September 19, 2006.

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
Shirley L. Fulton[3]	Evergreen Asset Allocation Fund[1]	$10,001-$50,000	Over $100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. McDonnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001-$50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Growth Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1         Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2         Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3      Information for Ms. Fulton and Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4      In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the principal officers of each of the fourteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/1947	Chief Compliance Officer since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

1         Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Income Advantage Fund, Evergreen Managed Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

June 10, 2006

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2006.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

Shareholders have approved the adoption of the plan; or

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20 percent trigger, flip-in or flip-over;

A term of no more than three years;

No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

Market reaction - How has the market responded to the proposed deal?

Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

The total cost of the company’s equity plans is unreasonable;

The plan expressly permits the repricing of stock options without prior shareholder approval;

There is a disconnect between CEO pay and the company’s performance;

The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

Stock ownership guidelines with a minimum of three times the annual cash retainer.

Vesting schedule or mandatory holding/deferral period:

A minimum vesting of three years for stock options or restricted stock; or

Deferred stock payable at the end of a three-year deferral period.

A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

No retirement/benefits and perquisites for non-employee directors; and

A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

Purchase price is at least 85 percent of fair market value;

Offering period is 27 months or less; and

The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

A trigger beyond the control of management;

The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

The company is conducting animal testing programs that are unnecessary or not required by regulation;

The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

There is a disconnect between CEO pay and the company’s performance;

The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

The existing level of disclosure on pricing policies;

Deviation from established industry pricing norms;

The company’s existing initiatives to provide its products to needy consumers;

Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

New legislation is adopted allowing development and drilling in the ANWR region;

The company intends to pursue operations in the ANWR; and

The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

The company does not maintain operations in Kyoto signatory markets;

The company already evaluates and substantially discloses such information; or,

Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

Past performance as a closed-end fund;

Market in which the fund invests;

Measures taken by the board to address the discount; and

Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

Performance of the fund’s net asset value;

The fund’s history of shareholder relations;

The performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

there are concerns about the accounts presented or audit procedures used; or

the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

there are serious concerns about the accounts presented or the audit procedures used;

the auditors are being changed without explanation; or

nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

there are serious concerns about the statutory reports presented or the audit procedures used;

questions exist concerning any of the statutory auditors being appointed; or

the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

Adequate disclosure has not been met in a timely fashion;

There are clear concerns over questionable finances or restatements;

There have been questionable transactions with conflicts of interest;

There are any records of abuses against minority shareholder interests; and

The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

there are serious questions about actions of the board or management for the year in question; or

legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

clear evidence of past abuse of the authority is available; or

the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

EVERGREEN EQUITY TRUST

PART C

OTHER INFORMATION

Item 23.    Exhibits

Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Number	Exhibit Description	Location

(a)	Amended and Restated Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 61 Filed on July 29, 2003

(b)	Amended and Restated By-laws	Incorporated by reference to Registrant's Post-Effective Amendment No. 30 Filed on January 26, 2001

(c)

Provisions of instruments defining the rights of holders of the securities being registered are contained in the Declaration of Trust Articles II, III.(6)(c), IV.(8), V, VI, VI.(3), VII, VIII and By-laws Articles II, III and VIII.

Included as part of Exhibit A and B above

(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 9/18/1997)	Contained herein

(d)(2)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 6/16/2005)	Contained herein

(d)(3)	Letter Amendment to Investment Advisory and Management Agreement between Registrant and Evergreen Investment Management Company, LLC (Envision Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 Filed on September 28, 2006

(d)(4)	Letter Amendment to Investment Advisory and Management Agreement between Registrant and Evergreen Investment Management Company, LLC (Envision Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 Filed on September 28, 2006

(d)(5)	Letter Amendment to Investment Advisory and Management Agreement between Registrant and Evergreen Investment Management Company, LLC (Small-Mid Growth Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 Filed on September 28, 2006

(d)(6)	Letter Amendment to Investment Advisory and Management Agreement between Registrant and Evergreen Investment Management Company, LLC (Disciplined Small-Mid Value Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 Filed on September 28, 2006

(d)(7)	Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advisory Group, Inc. (Evergreen Balanced Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 32 Filed on July 26, 2001

(d)(8)	Sub-advisory Agreement between Evergreen Investment Management Company, LLC and J.L. Kaplan Associates, LLC (Evergreen Small Cap Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 61 Filed on July 29, 2003

(d)(9)	Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Metropolitan West Capital Management, LLC (Evergreen Intrinsic Value Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 97 Filed on July 10, 2006

(d)(10)	Letter Amendment to Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Grantham, Mayo, Van Otterloo & Co. (Evergreen Large Cap Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 66 Filed on January 28, 2004

(d)(11)	Letter Amendment to Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and J.L. Kaplan Associates, LLC (Evergreen Small Cap Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 66 Filed on January 28, 2004

(d)(12)	Letter Amendment to Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advisory Group, Inc. (Evergreen Balanced Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 66 Filed on January 28, 2004

(e)(1)	Principal Underwriting Agreement between the Registrant and Evergreen Investment Services, Inc.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 Filed on April 27, 2006

(e)(2)	Principal Underwriting Agreement between the Registrant and Kokusai Securities Company Limited	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on July 31, 1998

(e)(3)	Specimen Copy of Dealer Agreement used by Evergreen Investment Services, Inc. as of May 1, 2004	Incorporated by reference to Registrant's Post-Effective Amendment No. 70 Filed on July 29, 2004

(e)(4)	Principal Underwriting Agreement between the Registrant and Nomura Securities Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on July 31, 1998

(f)	Deferred Compensation Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 30 Filed on January 26, 2001

(g)(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company (as amended July 2000 and June 2001)	Incorporated by reference to Registrant's Post-Effective Amendment No. 36 Filed on February 28, 2002

(g)(2)	Letter Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (Evergreen Small Cap Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 54 Filed on January 28, 2003

(g)(3)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Disciplined Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 79 Filed on March 18, 2005

(g)(4)	Amended Pricing Schedule to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 54 Filed on January 28, 2003

(g)(5)	Form of Letter Amendment to Custodian Agreement between (Evergreen Small-Mid Growth Fund, Evergreen Disciplined Small-Mid Value Fund, Evergreen Envision Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 82 Filed on July 8, 2005

(h)(1)	Master Administrative Services Agreement between Evergreen Investment Services, Inc. and the Registrant	Incorporated by reference to Registrant's Post-Effective Amendment No. 94 Filed on March 1, 2006

(h)(2)	Amended and Restated Master Transfer and Recordkeeping Agreement between the Registrant and Evergreen Service Company, LLC	Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 Filed on September 28, 2006

(h)(3)	Tax Services Administration Agreement between Evergreen Investment Services, Inc. and State Street Bank and Trust Company.	Incorporated by reference to Registrant's Post-Effective Amendment No. 94 Filed on March 1, 2006

(i)(1)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Post-Effective Amendment No. 2 Filed on December 12, 1997

(i)(2)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant's Post-Effective Amendment No. 19 Filed on October 14, 1999

(j)(1)	Consent of KPMG LLP (Evergreen Asset Allocation Fund)	Incorporate by reference to Registrant’s Post-Effective Amendment No. 96 Filed on April 28, 2006

(j)(2)	Consent of KPMG LLP (Evergreen Sector Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 93 Filed on February 27, 2006

(j)(3)	Consent of KPMG LLP (Evergreen Domestic Equity Funds I)	Incorporated by reference to Registrant's Post-Effective Amendment No. 92 Filed on January 31, 2006

(j)(4)	Consent of KPMG LLP (Evergreen Domestic Equity Funds II)	Contained herein

(j)(5)	Consent of KPMG LLP (Evergreen Equity Index Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 Filed on September 28, 2006

(j)(6)	Consent of KPMG LLP (Evergreen Balanced Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 87 Filed on July 28, 2006

(k)	Not applicable

(l)	Not applicable

(m)(1)	Distribution Plan for Class A	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 Filed on April 27, 2006

(m)(2)	Distribution Plan for Class B	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 Filed on April 27, 2006

(m)(3)	Distribution Plan for Class C	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 Filed on April 27, 2006

(m)(4)	Distribution Plan for Class R	Incorporated by reference to Registrant's Post-Effective Amendment No. 64 Filed on October 7, 2003

(n)	Multiple Class Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 65 Filed on November 24, 2003

(o)	Not applicable

(p)(1)	Code of Ethics - Evergreen Investment Management Company, LLC and J.L. Kaplan Associates, LLC	Incorporated by reference to Registrant's Post-Effective Amendment No. 77 Filed on February 25, 2005

(p)(2)	Code of Ethics (Evergreen Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 Filed on April 27, 2006

(p)(3)	Code of Ethics - Grantham, Mayo, Van Otterloo & Co. (Sub-advisor to Evergreen Large Cap Value Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 90 Filed on November 22, 2005

(p)(4)	Code of Ethics of Tattersall Advisory Group, Inc. (Sub-advisor to Evergreen Balanced Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 90 Filed on November 22, 2005

(p)(5)	Code of Ethics of Metropolitan West Capital Management, LLC (Sub-advisor to Evergreen Intrinsic Value Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 97 Filed on July 10, 2006

Item 24.       Persons Controlled by or Under Common Control with Registrant.

None

Item 25.       Indemnification.

Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions. Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.

Provisions for the indemnification of the Registrant's Investment Advisors and Sub-Advisors are contained in their respective Investment Advisory and Management Agreements and Sub-Advisory Agreements.

Provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's principal underwriter and administrator, are contained in the Principal Underwriting Agreement and Master Administrative Services Agreement, respectively, between Evergreen Investment Services, Inc. and the Registrant.

Provisions for the indemnification of Evergreen Service Company, LLC, the Registrant's transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company, LLC and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's custodian, are contained in the Custodian Agreement between State Street Bank and Trust Co. and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's financial administrator, are contained in the Tax Services Administration Agreement between State Street Bank and Trust Co. and the Registrant.

Item 26.       Business or Other Connections of Investment Advisor.

The Directors and principal executive officers of Wachovia Bank, N.A. are:

G. Kennedy Thompson	Chairman, Chief Executive Officer and Director, Wachovia Corporation and Wachovia Bank, N.A.

Mark C. Treanor	Executive Vice President, Secretary & General Counsel, Wachovia Corporation; Secretary and Executive Vice President, Wachovia Bank, N.A.

Thomas J. Wurtz	Senior Executive Vice President and Chief Financial Officer, Wachovia Corporation and Wachovia Bank, N.A.

All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, 301 S. College St., Charlotte, NC 28288-0630.

The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

The information required by this item with respect to Tattersall Advisory Group, Inc. is incorporated by reference to the Form ADV (File No. 801-53633) of Tattersall Advisory Group, Inc.

The information required by this item with respect to J.L. Kaplan Associates, LLC is incorporated by reference to the Form ADV (File No. 804-11802) of J.L. Kaplan Associates, LLC.

The information required by this item with respect to Grantham, Mayo, Van Otterloo & Co. is incorporated by reference to the Form ADV (File No. 804-15028) of Grantham, Mayo, Van Otterloo & Co.

The information required by this item with respect to Metropolitan West Capital Management, LLC is incorporated by reference to the Form ADV (File No. 801-59001) of Metropolitan West Capital Management, LLC.

Item 27.       Principal Underwriter.

Evergreen Investment Services, Inc. acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

Information on the officers and directors of EIS is set forth below.  The principal business address is 200 Berkeley Street, Boston, Massachusetts 02116-5034:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds

Peter W. Brennan	Senior Vice President	None
Maryann Bruce	President	None
Timothy F. Curtin	Senior Vice President	None
Dennis H. Ferro	Director	President
Michael H. Koonce	Senior Vice President, General Counsel and Secretary	Secretary
Matthew C. Moss	Senior Vice President, Treasurer and Chief Financial Officer	None
W. Douglas Munn	Director	None

Item 28.       Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Evergreen Investment Services, Inc., Evergreen Service Company, LLC and
Evergreen Investment Management Company, LLC, all located at
200 Berkeley Street, Boston, Massachusetts 02116-5034.

Wachovia Bank, N.A., One Wachovia Center, 301 S. College
Street, Charlotte, North Carolina 28288-0630.

Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777.

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy,
Massachusetts 02171.

Tattersall Advisory Group, Inc., 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

J.L. Kaplan Associates, LLC, 222 Berkeley Street, Boston, Massachusetts 02116.

Grantham, Mayo, Van Otterloo & Co., 40 Rowes Wharf, Boston, Massachusetts 02110.

Metropolitan West Capital Management, LLC., 610 Newport Center Drive, Newport Beach, California 92660.

Item 29.       Management Services.

Not Applicable

Item 30.       Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

NOTICE

A copy of the Certificate of Trust of Evergreen Equity Trust (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The State of Delaware and notice is hereby given that this instrument is executed on behalf of the Trust by trustees and officers of the Trust as officers and trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the officers or trustees of the Trust or shareholders individually or of any series of the Trust individually but are binding only upon the assets and property of the Trust or the relevant series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of November 2006.

EVERGREEN EQUITY TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of November 2006.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Jeremy DePalma
Dennis H. Ferro*	Michael H. Koonce*	Jeremy DePalma*
President	Secretary	Treasurer
(Chief Executive Officer) (Chief Investment Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Patricia B. Norris
Richard J. Shima*	Patricia B. Norris*
Trustee	Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

* Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS
EXHIBIT NO.	EXHIBIT
(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 9/18/1997)

(d)(2)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 6/16/2005)

(j)(4)	Consent of KPMG LLP (Evergreen Domestic Equity Funds II)